Exhibit 10.4

COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
AND TRUST AGREEMENT

Amended and Restated
Effective January 1, 2014

COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT

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TABLE OF CONTENTS (continued)
3.25	Excess Non-Elective Contribution Accounts	8
3.26	Excess Non-Elective Contributions	8
3.27	Exempt Loan	8
3.28	Exempt Loan Suspense Account	9
3.29	Family and Medical Leave	9
3.30	Fiduciaries	9
3.31	Forfeiture	9
3.32	Fund	9
3.33	Highly Compensated Employee shall mean:	9
3.34	Hour of Service	10
3.35	Key Employee	12
3.36	Leased Employee	13
3.37	Limitation Year	13
3.38	Matching Non-Elective Contribution Accounts	13
3.39	Matching Non-Elective Contributions	13
3.40	Merged Accounts	14
3.41	Net Earnings	14
3.42	Non-Elective Contribution Accounts	14
3.43	Non-Elective Contributions	14
3.44	Non-Highly Compensated Employee	14
3.45	Non-Key Employee	14
3.46	Normal Retirement Age	14
3.47	Normal Retirement Date	14
3.48	Other Investments Account(s)	14
3.49	Participant	15
3.50	Participant Direction Procedure	15
3.51	Participant's Directed Account	15
3.52	Participating Employer	15
3.53	Period of Service	15
3.54	Period of Severance	15
3.55	Plan	16
3.56	Plan Administrator	16
3.57	Plan Year	16
3.58	Qualified Domestic Relations Order	16
3.59	Qualified Military Service	17
3.60	Qualified Non-Elective Contribution Accounts	17
3.61	Qualified Non-Elective Contributions	17
3.62	Qualifying Employer Securities	17

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TABLE OF CONTENTS (continued)
3.63	Rollover Account	18
3.64	Section 415 Compensation	18
3.65	Service	19
3.66	Sponsor	20
3.67	T&F Deferral Account	20
3.68	T&F Match Account	20
3.69	T&F Plan	20
3.70	Top Heavy Plan	20
3.71	Transferred Account	20
3.72	Trust	20
3.73	Trustee	20
3.74	Valuation Date(s)	20
3.75	Year of Service	20

ARTICLE IV ELIGIBLITY AND PARTICIPATION		21

4.01	Eligibility Requirements	21
4.02	Eligibility on Reemployment	21
4.03	Change of Employee Classification	22
4.04	Erroneous Omission or Inclusion	22
4.05	Participation Requirements	22
4.06	Inactive Participants	22
4.07	Termination of Participation	22
4.08	Participation After Normal Retirement Date	23
4.09	Election Not to Participate	23
4.10	Participating Employer	23

ARTICLE V DEFERRAl ELECTION AND DEFERRAl LIMITATIONS		24

5.01	Compensation Deferrals	24
5.02	Deferral Election Procedure	25
5.03	Actual Deferral Percentage Test	25
5.04	Compliance With ADP Test	28
5.05	Excess Deferred Income	29

ARTICLE VI CONTRIBUTIONS		29

6.01	Elective Contributions	29
6.02	Matching Non-Elective Contributions	29
6.03	Additional Non-Elective Contributions	30
6.04	Trustee’s Duty Regarding Contributions	30
6.05	Allocation of Employer Contributions	30
6.06	Eligibility for Allocations	31

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TABLE OF CONTENTS (continued)
6.07	Top Heavy Minimum Allocation	32
6.08	Exempt Loan Repayments	32
6.09	Participant Contributions	32
6.10	Rollover Contributions	32
6.11	Plan-to-Plan Transfers	33
6.12	Actual Contribution Percentage Test	34
6.13	Compliance With ACP Test	36

ARTICLE VII VALUATION AND ALLOCATION OF EARNINGS		37

7.01	Determination of Net Earnings	37
7.02	Allocation of Earnings	37
7.03	Special Provisions for Cash Dividends	38
7.04	Dividends on Encumbered Stock	39
7.05	Valuation	39

ARTICLE VIII VESTING AND FOREITURES		39

8.01	Fully Vested Accounts	39
8.02	Vesting on Retirement or Death	39
8.03	Vesting Schedule	40
8.04	Years of Service for Vesting	40
8.05	Vesting After Break in Service	40
8.06	Forfeitures	40

ARTICLE IX LIMITATION ON ALLOCATIONS		41

9.01	Maximum Annual Additions	41
9.02	Adjustments to Annual Additions	41
9.03	Single Plan Limitations	42
9.04	Multiple Defined Contribution Plans Limitations	43
9.05	Compliance With Section 415	44

ARTICLE X ELIGIBILITY FOR BENEFITS		44

10.01	Determination of Benefits	44
10.02	Mandatory Cash Out of Benefits	46
10.03	Deferral of Benefit Payments	46
10.04	Required Distribution	46
10.05	Time of Benefit Payments	47
10.06	Repayment of Distribution on Rehire	47
10.07	In-Service Distributions	47
10.08	Hardship Distributions	48
10.09	Qualified Reservist Distributions	49

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TABLE OF CONTENTS (continued)
10.10	Death Benefit During Qualified Military Service	49

ARTICLE XI FORM OF DISTRIBUTION OF BENEFITS		50

11.01	Election of Form of Benefits	50
11.02	Normal Form/Optional Methods of Benefit Distributions	50
11.03	Distribution In Employer Stock or Cash	50
11.04	Right to Demand Employer Stock	50
11.05	Direct Rollover	51
11.06	Payment In Event of Legal Disability	53
11.07	Location of Participant or Beneficiary Unknown	53

ARTICLE XII MINIMUM DISTRIBUTION REQUIREMENTS		54

12.01	General Rules	54
12.02	Allowable Distribution Periods	54
12.03	Time and Manner of Distribution	54
12.04	Forms of Distribution	55
12.05	Required Minimum Distributions During Participant’s Lifetime	55
12.06	Required Minimum Distributions After Participant’s Death - Death on or After Date Distributions Begin	56
12.07	Required Minimum Distribution After Participant’s Death - Death Before Date Distributions Begin	57
12.08	Definitions	57
12.09	Special Rule for 2009	58

ARTICLE XIII RESTRICITIONS ON EMPLOPYER STOCK		58

13.01	Put Option	58
13.02	Right of First Refusal	60

ARTICLE XIV BENEFICIARIES		61

14.01	Designation of Beneficiary	61
14.02	Deemed Beneficiary	62
14.03	Death of Beneficiary	62

ARTICLE XV TERMINATION AND MERGER		62

15.01	Termination	62
15.02	Vesting on Termination	63
15.03	Merger	63

ARTICLE XVI AMENDMENT		63

16.01	Amendment by Sponsor	63
16.02	Vested Interests	64

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TABLE OF CONTENTS (continued)
ARTICLE XVII PLAN ADMINISTRATION		64

17.01	Plan Administrator	64
17.02	Compliance With ERISA	64
17.03	Additional Duties and Authority	65
17.04	Reliance on Information	65
17.05	Bonding	65
17.06	Employer/Sponsor Responsibility	65
17.07	Resignation/Removal of Plan Administrator	66

ARTICLE XVIII ALLOCATION OF FIDUCIARY RESPONSIBILITIES		66

18.01	Allocation of Responsibilities	66
18.02	Fiduciary Obligations	66

ARTICLE XIX SPENDTHRIFT CLAUSE		66

19.01	Benefits Nonassignable	66
19.02	Qualified Domestic Relations Orders	67
19.03	Court Orders and Settlement Agreements	68

ARTICLE XX VOTING OF EMPLOYER STOCK		68

20.01	In General	68
20.02	Voting Directions By Participants	68

ARTICLE XXI PROHIBITED ALLOCATIONS		69

21.01	Prohibited Allocations	69
21.02	Definitions	69
21.03	Exception for Twenty-Five Percent Shareholder	70

ARTICLE XXII DESIGNATION OF TRUSTEE		70

22.01	Trustee Appointment and Acceptance	70
22.02	Resignation and Removal	70
22.03	Decisions and Actions of Co-Trustees	70
22.04	Notice to Trustee	71

ARTICLE XXIII POWERS AND RIGHTS OF TRUSTEE		71

23.01	Powers and Authority of Trustee	71
23.02	Adoption of Procedures	73
23.03	Defense of Legal Actions	73
23.04	Expenses/Costs of Administration	74
23.05	Bond Requirements	74
23.06	Consultation With Legal Counsel	74
23.07	Decisions Final	75

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TABLE OF CONTENTS (continued)
23.08	Reliance on Instructions	75
23.09	Employment of Fiduciaries	75
23.10	No Liability for Contributions/Distributions	75
23.11	Withholding of Payment	75
23.12	Legal Action By Trustee	75
23.13	Transactions With Employer	75

ARTICLE XXIV INVESTMENT OF FUNDS		75

24.01	Investment in Employer Stock	75
24.02	Purchase/Sale of Employer Stock	76
24.03	Other Investments	76
24.04	Investment Diversification	76
24.05	Participant Directed Investments	77
24.06	Exempt Loan	78
24.07	Certain Transactions Barred	80
24.08	Funding Policy and Method	80

ARTICLE XXV LOANS OF FUNDS		80

25.01	Loans	80
25.02	Participant Loan Program	80
25.03	Limitation on Loan Amount	81
25.04	Source of Funds	81
25.05	Loan Amortization	82
25.06	Rollover/Transfer	82
25.07	Loan Offset	82
25.08	Default	82

ARTICLE XXVI TRUSTEE'S ACCOUNTINGS		82

26.01	Trustee’s Records	82
26.02	Annual Account	82
26.03	Right to Compel Accounting	83
26.04	Valuation of Employer Stock	83

ARTICLE XXVII TOP HEAVY		83

27.01	Top Heavy Requirements	83
27.02	Determination of Top Heavy Status	83
27.03	Definitions for Top Heavy Determination	84

ARTICLE XXVIII CLAIMS PROCEDURE		85

28.01	Notice of Benefits	85
28.02	Claim For Benefits	85

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TABLE OF CONTENTS (continued)
28.03	Time of Notice of Adverse Benefit Determination	85
28.04	Requirement for Notice of Adverse Benefit Determination	86
28.05	Appeal of Denied Claim	86
28.06	Disposition of Disputed Claims	87
28.07	Preservation of Remedies	88

ARTICLE XXIX SPECIAL MERGED PLAN ISSUES		88

29.01	Generally	88
29.02	Thomas & Farr Agency Inc. 401(k) Profit Sharing Plan	89

ARTICLE XXX MISCELLANEOUS		90

30.01	Indemnification	90
30.02	Construction	90
30.03	Applicable Law	90
30.04	Severability	90
30.05	Counterparts	90
30.06	Headings	91

-viii-

COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
AND TRUST AGREEMENT
THIS AGREEMENT made and entered into on this the 28th day of January, 2014 by and between COMMUNITY TRUST FINANCIAL CORPORATION (hereinafter referred to as the “Sponsor” or “Employer”) and ARGENT TRUST COMPANY, N.A. (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Employer established the Community Trust Financial Corporation Employee Stock Ownership Plan (formerly known as the CTB Financial Corporation Employee Stock Ownership Plan) for the benefit of its Employees and the Employees of its affiliates (the "Plan"); and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013; and
WHEREAS, the current five-year remedial amendment cycle for the Plan ends January 31, 2014, and the Employer desires to apply for a new determination letter on which to rely as to the Plan’s qualified status in accordance with the procedures established by the Internal Revenue Service; and
WHEREAS, the parties desire to amend the Plan to incorporate current statutes and regulatory provisions and as otherwise necessary to meet the 2012 Cumulative List of Changes in Plan Qualification Requirements and to restate the Plan in its entirety in order to obtain such determination letter.
NOW, THEREFORE, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement is hereby amended and restated in its entirety and in consideration of the mutual undertakings of the parties hereto and the agreements herein contained, the parties agree as follows:
ARTICLE I
MAINTENANCE OF TRUST
1.01    Maintenance of Trust. The parties hereto, by the execution of this amended and restated Plan and Trust Agreement, do hereby continue an Employees’ Trust to effect a plan for the payment of the deferred benefits to the Employer’s Employees and their Beneficiaries, out of funds contributed by the Employer, and the earnings, income and appreciation thereon, such funds to be governed and administered in accordance with the terms of this Plan and Trust Agreement.
1.02    Tax Qualified Status. The Trust is hereby designated as constituting a part of an employee stock ownership plan intended to qualify and to be tax exempt under Section 401(a) and Section 501(a), respectively, of the Code. Until advised otherwise, the Trustee may conclusively assume that the Trust is so qualified and tax exempt.
ARTICLE II
NATURE AND TYPE OF PLAN
2.01    Type of Plan. The Plan is designed as an employee stock ownership plan as defined in Section 4975(e)(7) of the Code and Section 407(d)(6) of ERISA. The Plan also contains a cash or deferred arrangement pursuant to which each Participant may elect to defer a portion of his Compensation to be contributed to the Plan. The Plan was initially established and continues for the exclusive benefit of the Employer’s Employees and their Beneficiaries. The provisions of the amended and restated Plan shall apply only to Employees who have Service on or after the Effective Date of this amended and restated Plan and Trust Agreement unless otherwise specified herein. The benefits of a former Employee shall be determined under the Plan as in effect at the time such Employee terminated Service.
2.02    Purpose of Plan. The purpose of the Plan is to assist the Employees over the course of their employment with the Employer to accumulate capital ownership in the Employer and to help provide for their retirement by sharing in the growth of the Employer. The Plan is designed to invest primarily in Qualifying Employer Securities. The Plan and Trust are specifically authorized to acquire and hold Employer Stock up to one hundred percent (100%) of the Plan assets, exclusive of the assets attributable to the Rollover Accounts and Transfer Accounts and, except to the extent specifically directed by the Participants, Deferred Income Accounts and, unless otherwise provided, Merged Accounts.
2.03    IRS Determination. Upon its execution, the Sponsor may cause this amended and restated Plan and Trust Agreement to be submitted to the Internal Revenue Service for a determination of its continued qualification under the Code. Any modification or amendment as may be necessary to have the Plan remain qualified may be made retroactively.
2.04    Return of Contributions. All contributions to the Plan are conditioned upon the deductibility thereof under Section 404 of the Code. If, and to the extent, a contribution made by the Employer is not deductible, the amount of the contribution disallowed (reduced by any losses) shall be returned to the Employer within one (1) year after the deduction is disallowed, except as otherwise provided in Sections 4.04, 6.03 and 6.06. All determinations concerning a reversion due to deductibility of the contribution shall be based on a good faith mistake of fact or a good faith mistake in determining the deductibility of the contribution. Any contribution (reduced by any losses) made by the Employer because of a mistake of fact shall be returned to the Employer within one (1) year of the date of the contribution. The maximum amount that may be returned to the Employer under the preceding sentence is the excess of the amount contributed over the amount that would have been contributed had no mistake of fact occurred. Any earnings shall be allocated to the Participants.
2.05    Exclusive Benefit of Employees. Under no circumstances, except as provided in Section 2.04, shall any part of the principal or income of the Trust established hereunder be used for or revert to the Employer or be used for or diverted to purposes other than for the exclusive benefit of the participating Employees and their Beneficiaries.
However, the Plan shall not be construed as giving any Employee or other person any right, legal or equitable, against the Trustee, the Employer, or the principal or interest of the Trust except as specifically provided for herein. Furthermore, nothing herein contained shall be construed as giving any Participant the right to be retained in the service of the Employer or, upon dismissal or upon the Participant’s voluntary termination, any right or interest in the Plan and Trust other than as provided herein.
ARTICLE III
DEFINITIONS
3.01    Adjustment Factor shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code, as applied to such items and in such manner as the Secretary shall provide.
3.02    Affiliated Employer shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Section 414(o) of the Code.
3.03    Aggregate Accounts shall mean, with respect to each Participant, the value of all accounts maintained on behalf of a Participant under the Plan, attributable to both Elective Contributions and Non-Elective Contributions, and including Rollover Accounts, Transfer Accounts, and Merged Accounts, if any.
3.04    Annual Addition(s) shall mean the sum of the following amounts credited to a Participant’s account or accounts for the Limitation Year:

(a)	Employer contributions;

(b)	Employee contributions;

(c)	Forfeitures;

(d)
amounts allocated to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan; and

(e)	allocations under a simplified employee pension.
Restorative payments (within the meaning of Treasury Regulation Section 1.415(c)-1(b)(2)(ii)(C)) shall not be considered Annual Additions under the Plan.
An Employer contribution is not treated as credited to a Participant’s account for a Limitation Year unless the contribution is actually made to the Plan no later than 30 days after the end of the period described in Section 404(a)(6) of the Code applicable to the taxable year of the Employer with or within which such Limitation Year ends. If, however, the Employer is exempt from federal income tax, an Employer contribution will be treated as credited to a Participant’s account for a Limitation Year if the contribution is actually made to the Plan no later than the 15th day of the tenth calendar month following the end of the calendar year or fiscal year (as applicable, depending upon the basis on which the Employer maintains its books) with or within which such Limitation Year ends.
3.05    Annuity Starting Date shall mean the first day of the first period for which an amount is payable as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.
3.06    Beneficiary shall mean an individual, trust or estate designated by a Participant in accordance with the provisions of this Plan to receive death benefits payable under this Plan. Beneficiary shall also mean an alternate payee entitled to benefits under this Plan pursuant to the provisions of a Qualified Domestic Relations Order assigning the rights of a Participant to such alternate payee.
3.07    Board shall mean the board of directors of the Sponsor, as constituted from time to time.
3.08    Break in Service shall mean

(a)	for purposes of eligibility to participate in the Plan, a Period of Severance of at least twelve (12) consecutive months, and

(b)
for purposes of vesting, a twelve-consecutive-month period (computation period) during which the Participant has not completed more than five hundred (500) Hours of Service. The computation period and the method of crediting Hours of Service shall be the same as those used for determining a Year of Service for vesting purposes.

A Break in Service shall not occur in the case of vacations, temporary illness, layoff or leave of absence, the terms of which are authorized in writing by the Employer, provided the Employee returns to active Service with the Employer at the termination of the leave of absence or layoff.

Any leave of absence authorized by the Employer will be granted under uniform rules so that all Participants under similar circumstances will be treated alike. A Break in Service shall not occur in the event of leave due to Qualified Military Service of an Employee who is reemployed under the Uniformed Services Employment and Reemployment Rights Act of 1994.
3.09    Catch-Up Contributions shall mean the deferrals made by Participants in accordance with Section 414(v) of the Code and Section 5.01(b) of this Plan.
3.10    Code shall mean the Internal Revenue Code of 1986, as amended.
3.11    Compensation shall mean, for purposes of allocating contributions and Forfeitures under the Plan, an Employee’s wages for the Plan Year within the meaning of Code Section 3401(a) (for the purposes of income tax withholding at the source) but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).
For purposes of this Section, the determination of Compensation shall be made by:

(a)	excluding (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits; and

(b)
including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

For a Participant's initial year of participation, Compensation shall be recognized for the entire Plan Year.
Payments made by the later of (i) two and one-half (2½) months after severance from employment (within the meaning of Section 401(k)(2)(B)(i)(I) of the Code) with the Employer or (ii) the end of the Plan Year that includes the date of such severance from employment will be included in Compensation if they are payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with the Employer and such payments are:

(a)	Regular compensation for services during the Employee’s regular working hours;

(b)	Compensation for services outside the Employee’s regular working hours (such as overtime or shift differential);

(c)	Commissions, bonuses, or other similar compensation; or

(d)	Payments for accrued bona fide sick, vacation or other leave, but only if the Employee would have been able to use the leave if employment had continued.

(e)
Payments received by an Employee pursuant to a nonqualified deferred compensation plan, but only if the payment would have been paid at the same time if the Employee had continued in employment with the Employer and only to the extent that the payment is includable in the Employee's gross income.

No other payments made after a severance from employment will be considered Compensation, even if they are paid within the time period described in the preceding sentence.
For years beginning after December 31, 2008, Compensation shall also include differential wage payments, if any, in accordance with the provisions of Section 3.59 hereof.
The annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. For purposes of this Plan, the determination period shall be the Plan Year. If a determination period consists of fewer than twelve (12) months, this annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).
If Compensation for any prior determination period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period. For this purpose, for Plan Years beginning on or after January 1, 2002, the annual Compensation limit in effect for determination periods beginning before that date is $200,000.
With respect to Elective Deferrals, a Participant’s Compensation is not required to be determined on the basis of the earliest payments of Compensation during a Plan Year and, thus, may be made with respect to Compensation that exceeds the above dollar limitations so long as such Elective Contributions otherwise satisfy all other applicable limitations under this Plan and the Code.
If any class of Employees is excluded from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a Plan Year shall only include Compensation while the Employee is an Eligible Employee.
3.12    Deferred Income shall mean the amount the Participant has elected to defer under the provisions of the Plan and the Employer is not required to report as taxable income to the Internal Revenue Service on IRS Form W-2 (or on any successor or substitute form) solely by reason of the application of Section 401(k) of the Code, including Catch-Up Contributions. These deferrals shall be contributed to the Plan by the Employer as Elective Contributions.

3.13    Deferred Income Account shall mean the account established on behalf of each Participant to which shall be credited the Participant’s share of the Employer’s Elective Contributions and Net Earnings thereon.
3.14    Determination Date shall mean, for purposes of determining whether the Plan is a Top Heavy Plan for a particular Plan Year, the last day of the preceding Plan Year. In the case of the first Plan Year of the Plan, the Determination Date shall be the last day of the first Plan Year.
3.15    Early Retirement Date shall mean the first day of the month (prior to the Normal Retirement Date) coinciding with or following the date on which a Participant attains age 55, and has completed at least 10 Years of Service with the Employer (Early Retirement Age). A Participant shall become fully vested upon satisfying this requirement if still employed at Early Retirement Age.
A Participant who separates from service after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive benefits under this Plan.
3.16    Effective Date shall mean the effective date of this amendment and restatement, January 1, 2014, except as otherwise specified herein. The original Effective Date of the Plan is January 1, 1992.
3.17    Elective Contribution shall mean the contribution made by the Employer to the Plan of the Deferred Income of each Participant.
3.18    Eligible Employees shall mean those Employees of the Employer, or an Affiliated Employer who has adopted this Plan, who will be eligible to participate in this Plan after meeting the eligibility requirements. Eligible Employees shall include all Employees of the Employer and such Affiliated Employers, except (a) Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining, (b) Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States, and (c) individuals who are not reported on the payroll records of the Employer or an Affiliated Employer as common law Employees, expressly including individuals treated by the Employer and/or an Affiliated Employee as independent contractors, even if a court or administrative agency determines that such individuals are common law employees and not independent contractors. For purposes of this definition, the term Employee representatives does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer or an Affiliated Employer.
3.19    Employee shall mean any person who is employed by the Employer or an Affiliated Employer, including Leased Employees deemed to be Employees of the Employer or an Affiliated Employer as provided in the definition of Leased Employee.
3.20    Employer shall mean Community Trust Financial Corporation. All references to Employer shall be applied to all Affiliated Employers who have adopted (or who adopt in the future)

the Plan (referred to herein as "Participating Employers," see Section 3.52) as if they were one Employer. Employer shall also mean any successor in interest resulting from a merger, consolidation or transfer of substantially all of the Employer’s assets which may expressly agree in writing to continue this Plan.
3.21    Employer Stock shall mean Qualifying Employer Securities as defined in Section 3.62, which are issued by the Sponsor.
3.22    Employer Stock Account(s) shall mean each account which is established to record each Participant’s interest in the shares of Employer Stock purchased by the Trust, contributed to the Trust by the Employer, received by the Trust in the form of a stock dividend on such shares or allocated as a Forfeiture of other Employer Stock Accounts, which shall be kept in the number of shares, or in both the number of shares and in a dollar amount representing the current fair market value of the Employer Stock allocated to such account. For each Participant, a separate Employer Stock Account shall be maintained to reflect the portion of his Matching Non-Elective Contribution Account, Excess Non-Elective Contribution Account and Qualified Non-Elective Contribution Account invested in Employer Stock and, if applicable, the portion of his Deferred Income Account, T&F Deferral Account and T&F Match Account which such Participant elects to invest in Employer Stock pursuant to Section 24.05 of this Plan and Trust Agreement.
3.23    Entry Dates shall mean the dates Eligible Employees who have met the eligibility requirements may become Participants in the Plan. The Entry Dates shall be the first day of each calendar month.
3.24    ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended.
3.25    Excess Non-Elective Contribution Accounts shall mean the separate Employer Stock Account and Other Investments Account maintained on behalf of each Participant which reflects his share of Excess Non-Elective Contributions and earnings and losses attributable thereto. If a Participant has five (5) consecutive one (1) year Breaks in Service and does not receive a distribution of his nonforfeitable benefits and again becomes a Participant after such five (5) consecutive one (1) year Breaks in Service, his pre-Break in Service and post-Break in Service benefits will be maintained in separate Excess Non-Elective Contribution Accounts. If the Participant becomes fully vested in each such separate account, these accounts shall be merged.
3.26    Excess Non-Elective Contributions shall mean Non-Elective Contributions which may be made by the Employer in addition to Matching Non-Elective Contributions and Qualified Non-Elective Contributions.
3.27    Exempt Loan shall mean a loan made to the Trust by a disqualified person or a loan to the Trust which is guaranteed by a disqualified person which satisfies the Exempt Loan requirements of Section 24.06 hereof, Treasury Regulation Section 54.4975-7 and Department of Labor Regulations Section 2550.408b-3.

3.28    Exempt Loan Suspense Account shall mean the suspense account established to hold all Employer Stock acquired with the proceeds of an Exempt Loan and the earnings thereon, until allocated to the accounts of the Participants in accordance with the provisions of this Plan.
3.29    Family and Medical Leave shall mean family or medical leave taken by an Employee under the provisions of the Family and Medical Leave Act of 1993 (FMLA) if the Employer is a covered employer under the FMLA.
3.30    Fiduciaries shall mean persons, corporations, partnerships, committees or other entities as described in Section 3(21)(A) of ERISA who exercise any discretionary authority or control over the Plan, the Plan assets or the administration of the Plan and Trust, or render investment advice for a fee or other consideration. For purposes of the Plan and Trust, the named Fiduciaries shall be the Employer, the Plan Administrator and the Trustee, but only with respect to the specific responsibilities of each for control and administration of the Plan and Trust as stated in Article XVIII.
3.31    Forfeiture shall mean the portion of a Participant’s Excess Non-Elective Contribution Accounts, Matching Non-Elective Contribution Accounts and/or T&F Match Accounts which is not vested. A Forfeiture shall occur on the earlier of:

(a)	the distribution of the entire vested portion of the Participant’s Excess Non-Elective Contribution Accounts and/or Matching Non-Elective Contribution Accounts, or

(b)	the last day of the Plan Year in which the Participant incurs five (5) consecutive one (1) year Breaks in Service.
Notwithstanding the preceding, if a Participant is eligible to share in the allocation of Employer contributions or Forfeitures in the year in which the Forfeiture would otherwise occur, then the Forfeiture will not occur until the end of the first Plan Year for which the Participant is not eligible to share in the allocation of Employer contributions or Forfeitures.
3.32    Fund shall mean the Community Trust Financial Corporation Employee Stock Ownership Trust maintained in accordance with the terms of this Plan and Trust Agreement. The terms “Trust” and “Trust Fund” shall have the same meaning as the term “Fund.”
3.33    Highly Compensated Employee shall mean:

(a)
any Employee who was a five percent (5%) owner (as defined in the definition of Key Employee) at any time during the Plan Year for which the determination is being made (the “determination year”) or the preceding Plan Year (the “look-back year”); or

(b)
any Employee in the determination year who, for the look-back year (i) had compensation in excess of eighty thousand dollars ($80,000) (as adjusted by the Adjustment Factor, except the base period shall be the calendar quarter ending September 30, 1996) and (ii) was in the "top-paid group" of Employees from such look-back year. For purposes of clause (ii), an Employee is in the "top-paid group" of Employees if such Employee is in the group consisting of the top twenty percent (20%) of Employees ranked on the basis of compensation paid during the look-back year.
For purposes of this Section, compensation shall mean an Employee’s Section 415 Compensation.
A former Employee shall be treated as a Highly Compensated Employee if such Employee was a Highly Compensated Employee when such Employee separated from Service or if such Employee was a Highly Compensated Employee at any time after attaining age fifty-five (55), based on the rules for determining Highly Compensated Employee status as in effect for such year.
For purposes of determining the "top-paid group" of Employees, the following Employees shall be excluded:

(a)	Employees with less than six (6) months of Service;

(b)	Employees who normally work less than seventeen and one-half (17½) hours per week;

(c)	Employees who normally work less than six (6) months during any year;

(d)	Employees who have not yet attained age twenty-one (21); and

(e)
Except to the extent provided in Department of Labor Regulations, Employee included in a unit of Employees covered under agreements which the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer.

3.34    Hour of Service shall mean:

(a)
Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

(b)
Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). For purposes of this paragraph, Hours of Service shall be determined by dividing the payments received or due for reasons other than the performance of duties by (i) for hourly Employees, the Employee’s most recent hourly rate of compensation, or (ii) for Employees on a fixed rate for a specified period (e.g., days, weeks, or months), the rate of compensation for a specified period of time divided by the number of hours regularly scheduled for the performance of duties during such period of time; or (iii) if an Employee’s compensation is not determined on the basis of a fixed rate for specified periods of time, the lowest rate of compensation paid to Employees in the same job classification as the Employee or, if there are no Employees in the same job classification, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference; and

(c)
Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These Hours of Service shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(d)
For purposes of determining if a Break in Service has occurred, Hour of Service shall also mean each Hour of Service which otherwise would normally have been credited to an Employee who is absent from work by reason of the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement. In the event the number of Hours of Service which otherwise would have been credited to such Employee but for such absence cannot be determined, then the Employee shall receive credit for eight (8) Hours of Service per day of such absence. No more than 501 Hours of Service shall be credited under this paragraph (d) by reason of any pregnancy or placement. The hours described in this paragraph (d) shall be treated as Hours of Service only (i) in the Plan Year in which the absence from work begins, if a Participant would be prevented from incurring a Break in Service in such year solely because the period of absence is treated as Hours of Service in that year, or (ii) in any other case, in the immediately following Plan Year. In order to receive credit for Hours of Service under this paragraph (d), the Employee shall furnish to the Plan Administrator a statement from a duly licensed physician that the leave was taken by reason of the birth of the child and specifying the length of absence recommended by the physician. In the event of the adoption of a child, the Plan Administrator shall require such proof as deemed necessary to certify the reason for the absence.

The same Hour of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under paragraph (c).
Hours of Service shall be credited for employment with Affiliated Employers.
The following Hours of Service will also be credited under the Plan:

(a)	Hours of Service with First Louisiana Bancshares, Inc. or First Louisiana Bank prior to October 1, 2009, only for Employees employed on that date.

(b)	Hours of Service with Madison Financial Corporation and Madison County Bank prior to March 4, 2010, only for individuals who became Employees of the Employer or an Affiliated Employer on that date.

(c)	Hours of Service with Cimarron Mortgage Company prior to July 26, 2011, only for Employees employed by Cimarron Mortgage Company on that date.

(d)	Hours of Service with Thomas & Farr Agency, Inc. prior to July 1, 2013.
3.35    Key Employee shall mean any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year containing the Determination Date, is or was:

(a)
An officer (as defined in the Regulations under Section 416 of the Code) of the Employer whose annual compensation is greater than One Hundred Thirty Thousand Dollars ($130,000) (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002 except the base period shall be the calendar quarter beginning July 1, 2001). In no event shall more than fifty (50) Employees or, if less, the greater of three (3) or ten percent (10%) of all Employees be taken into account under this paragraph (a) as Key Employees. For purposes of determining the number of officers taken into account under this Section, Employees described in Section 414(q)(8) of the Code shall be excluded.

(b)
A person owning (or considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of value of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.

(c)
A person who has annual compensation of more than One Hundred Fifty Thousand Dollars ($150,000) for a Plan Year and who would be described in paragraph (b) hereof if one percent (1%) were substituted for five percent (5%).

(d)
For purposes of determining ownership percentages, Affiliated Employers shall be treated as separate employers; and for purposes of determining whether an individual has compensation of $150,000, or whether an individual is a Key Employee by reason of being an officer or a top ten owner, compensation from each Affiliated Employer shall be taken into account.

(e)	For purposes of this Section, compensation shall mean Section 415 Compensation.

3.36    Leased Employee shall mean any individual who is not an Employee of the Employer and who, pursuant to an agreement between the Employer and any other person (a “leasing organization”), has performed service for the Employer (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year and under the primary direction or control of the Employer. Any Leased Employee shall be treated as an Employee of the Employer unless, as a safe harbor, the total number of Leased Employees employed by the Employer constitute twenty percent (20%) or less of the Non-Highly Compensated Work Force of the Employer, and the Leased Employee is covered by a money purchase pension plan maintained by the leasing organization which provides (a) a nonintegrated employer contribution rate for each participant of at least ten percent (10%) of compensation (as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code), (b) immediate participation, and (c) full and immediate vesting. Any contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. Once a Leased Employee has performed services on a substantially full-time basis for the one-year period, he shall be considered an Employee of the Employer for purposes of this Plan. Years of Service for the entire period for which the Leased Employee performed services for the Employer shall be taken into account for determining Years of Service under this Plan. Non-Highly Compensated Work Force means the aggregate number of individuals (other than Highly Compensated Employees) who are (a) Employees of the Employer (without regard to this Section) and have performed Services for the Employer (or for the Employer and related persons) on a substantially full-time basis for at least one (1) year, or (b) Leased Employees of the Employer (without regard to the safe harbor under this Section).
3.37    Limitation Year shall mean the twelve (12) consecutive month period beginning on January 1. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made. A change in Limitation Year may only be effectuated by a plan amendment; provided, however, if the Plan is terminated effective as of any date other than the last day of the Limitation Year, then the Plan is deemed to have been amended to change its Limitation Year.
3.38    Matching Non-Elective Contribution Accounts shall mean the separate Employer Stock Account and Other Investments Account maintained on behalf of each Participant to reflect the Matching Non-Elective Contributions made to the Plan on his behalf, if any, and the earnings and losses attributable thereto. If a Participant has five (5) consecutive one (1) year Breaks in Service and does not receive a distribution of his nonforfeitable benefits and again becomes a Participant after such five (5) consecutive one (1) year Breaks in Service, his pre-Break in Service and post-Break in Service benefits will be maintained in separate Matching Non-Elective Contribution Accounts. If the Participant becomes fully vested in each such separate account, these accounts shall be merged.
3.39    Matching Non-Elective Contributions shall mean the Non-Elective Contributions, if any, made by the Employer based on the Participant’s Deferred Income.

3.40    Merged Accounts shall mean the total value of the separate account or accounts, if any, established for a Participant to reflect his interest in any other qualified plan or plans that are merged with and into the Plan pursuant to the provisions of Sections 401(a)(12) and 414(l) of the Code.
3.41    Net Earnings shall mean the net gain or loss of the Trust Fund from investments in other than Employer Stock, as reflected by income received, realized and unrealized gains and losses on securities or other investments of the Trust, and other investment transactions and expenses paid by the Trust. Expenses for purposes of determining such Net Earnings shall not include (a) any interest paid on any Exempt Loan used by the Trust to acquire Employer Stock or (b) any expenses paid by the Trust Fund and separately allocated to Participant accounts pursuant to Section 23.04. Cash and stock dividends on Employer Stock and unrealized gains and losses on Employer Stock allocated to the Employer Stock Accounts or held in the Exempt Loan Suspense Account are not to be included in the computation of Net Earnings. Net Earnings shall be determined separately for each of the investment fund alternatives available under the Plan, including the separate funds under each Participant's Directed Account pursuant to Section 24.05.
3.42    Non-Elective Contribution Accounts shall mean, as to each Participant, the value of all accounts maintained under the Plan on behalf of such Participant, attributable to Employer Non-Elective Contributions, including the Matching Non-Elective Contribution Account, Excess Non-Elective Contribution Account and Qualified Non-Elective Contribution Account.
3.43    Non-Elective Contributions shall mean the Employer’s contributions to the Plan which are not made pursuant to a Participant’s deferral elections, excluding Qualified Non-Elective Contributions used in the Actual Deferral Percentage test as provided in Section 5.04, which are deemed to be Elective Contributions.
3.44    Non-Highly Compensated Employee shall mean an Employee of the Employer who is not a Highly Compensated Employee.
3.45    Non-Key Employee shall mean any Employee of the Employer (including Beneficiaries of the Employee) who is not a Key Employee.
3.46    Normal Retirement Age shall mean age sixty-five (65) or the Participant's anniversary of joining the Plan, if later.
3.47    Normal Retirement Date shall mean the date the Participant attains his Normal Retirement Age.
3.48    Other Investments Account(s) shall mean the account established on behalf of each Participant which is credited with the Participant’s allocable share of the Employer’s contributions, other than contributions which are made, or invested, in Employer Stock and other than Elective Contributions, and the Participant’s share of any Forfeitures and Net Earnings of the Trust allocable thereto. For each Participant, a separate Other Investments Account shall be maintained to reflect the portion of his Matching Non-Elective Contribution Accounts, Excess Non-Elective Contribution Accounts and Qualified Non-Elective Contribution Accounts, that is not invested in Employer Stock.

3.49    Participant shall mean an Eligible Employee who has met all of the eligibility requirements and reached his Entry Date under the Plan and has not subsequently become ineligible to participate. A Participant includes a terminated Eligible Employee whose participation in the Plan has not ceased pursuant to Article IV of this Plan and Trust Agreement.
3.50    Participant Direction Procedure shall mean such instructions, guidelines or policies as shall be established pursuant to Section 24.05 and observed by the Plan Administrator and applied to Participants who have Participant Directed Accounts.
3.51    Participant's Directed Account shall mean that portion of a Participant's interest in the Plan with respect to which the Participant has directed the investment in other than Employer Stock in accordance with the Participant Direction Procedure. For each Participant, a separate Participation Directed Account shall be maintained to reflect the portion of his Deferred Income Account, T&F Deferral Account, T&F Match Account, Rollover Account and Transfer Account invested at the Participant's election in other than Employer Stock.
3.52    Participating Employer shall mean an Affiliated Employer who has adopted this Plan for the benefit of its Employees by executing this Plan and Trust Agreement or through the execution of a separate participation agreement, pursuant to Section 4.10 of this Plan and Trust Agreement.
3.53    Period of Service shall mean the aggregate of all periods of Service commencing with the Employee's first day of employment or reemployment with the Employer or an Affiliated Employer and ending on the date a one-year Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Service of less than twelve (12) consecutive months. Fractional periods of a year will be expressed in terms of days.
Periods of Service with all Affiliated Employers shall be recognized.
The following Periods of Service shall also be recognized for purposes of the Plan:

(a)	Periods of Service with First Louisiana Bancshares, Inc. or First Louisiana Bank prior to October 1, 2009, only for Employees employed on that date.

(b)	Periods of Service with Madison Financial Corporation and Madison County Bank prior to March 4, 2010, only for individuals who became Employees of the Employer or an Affiliated Employer on that date.

(c)	Periods of Service with Cimarron Mortgage Company prior to July 26, 2011, only for Employees employed by Cimarron Mortgage Company on that date.

(d)	Periods of Service with Thomas & Farr Agency, Inc. prior to July 1, 2013.
3.54    Period of Severance shall mean a continuous period of time during which an Employee is not employed by the Employer. Such period begins on the date the Employee retires, quits or is discharged, or if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from Service. However, in the case of an individual who is absent from work for maternity or paternity reasons beyond the first anniversary of the first day of absence, such period begins on the second anniversary of such first day of absence. The twelve (12) consecutive month period beginning on the first anniversary of the first day of such absence shall not constitute either a Period of Severance or a Period of Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.
3.55    Plan shall mean the Community Trust Financial Corporation Employee Stock Ownership Plan established and maintained under this Plan and Trust Agreement as it may be amended from time to time.
3.56    Plan Administrator shall mean the Sponsor, unless another person or entity is designated as such by the Board.
3.57    Plan Year shall mean the twelve (12) consecutive month period beginning on January 1 and each anniversary thereof.
3.58    Qualified Domestic Relations Order shall mean any judgment, decree, or order (including approval of a property settlement agreement) which (a) is made pursuant to a state domestic relations law (including a community property law); (b) relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant; and (c) creates or recognizes the existence of an alternate payee’s right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under this Plan. An alternate payee shall mean any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant. A Qualified Domestic Relations Order must specify:

(a)	the name and last known mailing address (if any) of the Participant and the name and mailing address of each alternate payee covered by the order,

(b)	the amount or percentage of the Participant’s benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

(c)	the number of payments or period to which such order applies, and

(d)	each plan to which such order applies.
The Plan Administrator shall determine, pursuant to the provisions of this Plan, if a domestic relations order received by the Plan is a Qualified Domestic Relations Order.

Effective August 17, 2006, a domestic relations order that otherwise satisfies the requirements of a Qualified Domestic Relations Order (“QDRO”) will not fail to be a QDRO: (i) solely because the order was issued after, or revises, another domestic relations order or QDRO; or (ii) solely because of the time at which the Order is issued, including issuance after the Annuity Starting Date or after the Participant’s death. Any domestic relations order described in the preceding sentence will be subject to the same requirements and protections that apply to QDROs.
3.59    Qualified Military Service shall mean any service in the uniformed services (as defined in chapter 43 of Title 38, United States Code) by any Employee if such Employee is entitled to reemployment rights under such chapter with respect to such service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and Service credit with respect to Qualified Military Service shall be provided, in accordance with Section 414(u) of the Code.
For years beginning after December 31, 2008, (a) an individual on active military duty who is receiving a differential wage payment, as defined by Section 3401(h)(2) of the Code, is treated as an Employee of the Employer making the payment, (b) the differential wage payment is treated as Compensation for all purposes of the Plan and for purposes of Section 415(c)(3) of the Code and Treasury Regulation Section 1.415(c)-2 (e.g., for purposes of Section 415 of the Code, top heavy provisions of Section 416 of the Code and determination of highly compensated employees under Section 414(q) of the Code), and (c) the Plan is not treated as failing to meet the requirements of any provision describe in Section 414(u)(1)(C) of the Code by reason of any contribution or benefit which is based on the differential wage payment. Item (c) of the preceding sentence shall be applicable only if all Employees of the Employer performing service in the uniformed services described in Section 3401(h)(2) of the Code are entitled to receive differential wage payments (as defined in Section 3401(h)(2) of the Code) on reasonable equivalent terms and, if eligible to participate in a retirement plan maintained by the Employer, to make contributions based on the payments on reasonable equivalent terms.
3.60    Qualified Non-Elective Contribution Accounts shall mean the separate Employer Stock Account and Other Investments Account maintained on behalf of each Participant which reflects his share of Qualified Non-Elective Contributions, if any, made by the Employer that are not taken into account for purposes to the ADP test under Section 5.03 of this Plan and Trust Agreement, and earnings and losses attributable thereto.
3.61    Qualified Non-Elective Contributions shall mean contributions, if any, made by the Employer in order to meet the ADP test under the provisions of Section 5.03 or the ACP test under the provisions of Section 6.12 of this Plan and Trust Agreement.
3.62    Qualifying Employer Securities shall mean any employer security that is either common stock of the Employer or an Affiliated Employer, or non-callable preferred stock which is convertible to such common stock at a conversion price that is reasonable as of the date of acquisition, which are qualifying employer securities as defined in Section 407(d)(5) of ERISA or Section 4975(e)(8) or 409(l) of the Code. Such stock must have a combination of voting power and dividend rights equal to or in excess of (a) that class of common stock of the Employer (or such Affiliated Employer) having the greatest voting power and (b) that class of common stock of the Employer (or such Affiliated Employer) having the greatest dividend rights.

3.63    Rollover Account shall mean the separate account established for each Eligible Employee on whose behalf a rollover is accepted by the Trustee pursuant to Section 6.10 of this Plan and Trust Agreement.
3.64    Section 415 Compensation shall mean a Participant's compensation utilized for purposes of determining the limitations on allocations imposed under Article IX of this Plan and Trust Agreement and the Code. Such compensation shall be the Participant’s wages, salaries, fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements or other expense allowances under a non-accountable plan (as described in Regulation §1.62-2(c)), excluding the following:

(a)
Contributions (other than elective contributions described in Section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i) or 457(b) of the Code) made by the Employer to a plan of deferred compensation (including a simplified employee pension plan described in Section 408(k) of the Code or a simple retirement account described in Section 408(p) of the Code, whether or not qualified) which are not includible in the gross income of the Employee for the taxable year in which contributed;

(b)
Any distributions from a plan of deferred compensation (whether or not qualified) regardless of whether such amounts are includible in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includible in the gross income of the Employee;

(c)
Amounts realized from the exercise of a non-qualified stock option (an option other than a statutory option as defined in Treasury Regulation Section 1.421‑1(b)) or when restricted stock (or other property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(d)	Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option as defined in Treasury Regulation Section 1.421-1(b);

(e)
Other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not amounts described in Section 125 of the Code); and

(f)	Other items of remuneration that are similar to any of the items listed in (a) through (e) above.
Section 415 Compensation shall also include differential wage payments in accordance with the provisions of Section 3.59.

Section 415 Compensation for a Limitation Year is that Section 415 Compensation actually paid or made available during such Limitation Year. Section 415 Compensation also includes any elective deferrals (as defined in Section 402(g)(3) of the Code) by the Participant and any amount which is contributed or deferred by the Employer at the election of the Participant and which is not includible in the gross income of the Participant by reason of Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k) or 457(b) of the Code. For purposes of the preceding sentence, amounts under Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he has other health coverage. An amount will be treated as an amount under Section 125 only if the Employer does not request or collect information regarding the Participant’s other health coverage as a part of the enrollment process for the health plan.
Payments made by the later of (i) two and one-half (2½) months after severance from employment (within the meaning of Section 401(k)(2)(B)(i)(I) of the Code) with the Employer or (ii) the end of the Limitation Year that includes the date of such severance from employment will be included in Section 415 Compensation if they are payments that, absent a severance from employment, would have been paid to the Employee while the Employee continued in employment with the Employer and such payments are:

(a)	Regular compensation for services during the Employee’s regular working hours;

(b)	Compensation for services outside the Employee’s regular working hours (such as overtime or shift differential);

(c)	Commissions, bonuses, or other similar compensation; or

(d)	Payments for accrued bona fide sick, vacation or other leave, but only if the Employee would have been able to use the leave if employment had continued.

(e)
Payments received by an Employee pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Employee at the same time if the Employee had continued in employment with the Employer and only to the extent that the payment is includable in the Employee's gross income.

No other payments made after a severance from employment will be considered Section 415 Compensation, even if they are paid within the time period described in the preceding sentence.
Back pay, within the meaning of Treasury Regulations Section 1.415(c)-2(g)(8), shall be treated as Section 415 Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.
3.65    Service shall mean employment as an Employee of the Employer or an Affiliated Employer. Service credit with respect to Qualified Military Service shall be provided in accordance with Section 414(u) of the Code. Any period of Family and Medical Leave shall be counted as

Service for eligibility and vesting purposes under this Plan if required by the Family and Medical Leave Act of 1993 (FMLA).
3.66    Sponsor shall mean Community Trust Financial Corporation, a C Corporation with its principal offices in the State of Louisiana.
3.67    T&F Deferral Account shall mean the separate account maintained for the benefit of a Participant, if any, to reflect elective deferral contributions made on behalf of such Participant under the T&F Plan prior to the merger thereof with and into the Plan, and all earnings and losses attributable thereto.
3.68    T&F Match Account shall mean the separate account maintained for the benefit of a Participant, if any, to reflect matching contributions made on behalf of such Participant under the T&F Plan prior to the merger thereof with and into the Plan, all forfeitures allocable thereto and all earnings and losses attributable thereto.
3.69    T&F Plan shall mean the Thomas & Farr Agency, Inc. 401(k) Profit Sharing Plan, which was merged with and into the Plan effective July 1, 2013.
3.70    Top Heavy Plan shall mean this Plan for any Plan Year in which it meets the provisions of Section 27.02(a).
3.71    Transferred Account shall mean the separate account established for each Eligible Employee on whose behalf a transfer is accepted by the Trustee pursuant to Section 6.11 of this Plan and Trust Agreement.
3.72    Trust shall mean the Community Trust Financial Corporation Employee Stock Ownership Trust governed by the provisions of this Agreement.
3.73    Trustee shall mean the Trustee appointed and named herein and any successor Trustee.
3.74    Valuation Date(s) shall mean the date or dates as of which assets are valued for purposes of determining the value of the Participants’ accounts under the Plan. The Valuation Dates are the last day of each Plan Year and such other dates as may be selected from time to time by the Plan Administrator. With regard to investment funds for which the account recordkeeping is maintained on a daily recordkeeping basis, the Valuation Date shall mean each business day that the applicable trading market and the Plan’s record keeper are open for business.
3.75    Year of Service shall mean a period of twelve (12) consecutive calendar months during which an Employee has completed not less than one thousand (1,000) Hours of Service.
For vesting purposes, a Year of Service shall be the twelve (12) consecutive month period constituting the Plan Year, including periods prior to the Effective Date of the Plan.
Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor

Regulation 2530.203-2(c). However, in determining whether an Employee has completed a Year of Service for benefit accrual purposes in the short Plan Year, the number of Hours of Service required shall be proportionately reduced based on the number of full months in the short Plan Year.
For all purposes of this Plan, Years of Service shall be determined under the Plan as it exists at any one time.
Years of Service with any Affiliated Employer shall be recognized.
In addition, the following Years of Service shall also be recognized for all purposes of the Plan:

(a)	Years of Service with First Louisiana Bancshares, Inc. or First Louisiana Bank prior to October 1, 2009, only for Employees employed on that date.

(b)	Years of Service with Madison Financial Corporation and Madison County Bank prior to March 4, 2010, only for individuals who became Employees of the Employer or an Affiliated Employer on that date.

(c)	Years of Service with Cimarron Mortgage Company prior to July 26, 2011, only for Employees employed by Cimarron Mortgage Company on that date.

(d)	Years of Service with Thomas & Farr Agency, Inc. prior to July 1, 2013.
ARTICLE IV
ELIGIBILITY AND PARTICIPATION
4.01    Eligibility Requirements. All Participants in the Plan on the Effective Date of this amendment and restatement shall continue to be Participants. Thereafter, any Eligible Employee who has completed a three-month Period of Service and attained age nineteen (19) shall commence participation on the first Entry Date coinciding with or next following the date on which the Employee meets such requirements, provided he is employed by the Employer on such Entry Date.
4.02    Eligibility on Reemployment. An Eligible Employee who satisfies the eligibility requirements of Section 4.01, but who incurs a separation from Service before becoming a Participant, will become a Participant on the later of the Entry Date on which he would have entered the Plan had he not incurred such separation from Service or the date of his reemployment as an Eligible Employee, provided he has not incurred a Break in Service. If such former Employee has incurred a Break in Service, he shall be treated as a new Employee for eligibility purposes.
A former Participant who does not have a vested interest in the Plan and whose number of consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) or his aggregate number of Years of Service shall not receive credit for Periods of Service before such consecutive one (1) year Breaks in Service for eligibility purposes and shall be treated as a new Employee on rehire. A former Participant who has not had his Periods of Service prior to consecutive one-year Breaks in Service disregarded pursuant to the preceding sentence shall participate in the Plan immediately upon the date of his reemployment. A Participant’s Deferred Income Account shall be taken into account in determining whether a Participant has a vested interest in the Plan for purposes of this Section.
4.03    Change of Employee Classification. In the event a Participant becomes ineligible to participate because he is no longer an Eligible Employee but has not incurred a Break in Service, such Employee shall participate immediately upon again becoming an Eligible Employee. If such Participant incurs a Break in Service, eligibility shall be determined under the Break in Service rules of the Plan.
In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such Employee shall participate immediately if such Employee has satisfied the age and Service requirements and would have otherwise previously become a Participant, or, if later, the date the Employee otherwise would have entered the Plan had he always been an Eligible Employee.
4.04    Erroneous Omission or Inclusion. In the event any Employee who should be included as a Participant in the Plan is erroneously omitted and such omission is not discovered until after a contribution has been made by the Employer for the Plan Year, the Employer shall make a subsequent contribution, regardless of whether it is deductible in whole or in part, with respect to the omitted Employee in the amount which such Employee would have been entitled had he not been omitted. In the alternative event that any Employee who should not have been included as a Participant in the Plan is erroneously included and such incorrect inclusion is not discovered until after a contribution has been made for the Plan Year, the Employer shall not be entitled to recover such contribution, regardless of whether a deduction is allowable with respect to such contribution. Such contribution shall be treated as a Forfeiture under Section 8.06.
4.05    Participation Requirements. In order to become a Participant in this Plan each Eligible Employee shall accept the terms and provisions of the Plan and Trust and agree to be bound thereby. Upon the initial allocation to a Participant’s accounts under the Plan, such Employee shall be deemed to have accepted all terms and provisions of the Plan and to have agreed to be bound thereby.
4.06    Inactive Participants. Except as provided in Section 6.07, in the event that any Participant shall fail in any Plan Year, to meet the requirements of Section 6.06 for sharing in Excess Non-Elective Contributions and Forfeitures thereof for such Plan Year and shall not have a Break in Service, his Excess Non-Elective Contribution Account shall be placed on inactive status. In such case the Participant shall not share in the Employer’s Excess Non-Elective Contributions or in Forfeiture allocations thereof for such Plan Year but shall continue to receive Net Earnings, dividends and gains and losses allocations in accordance with Article VII. In the event such Participant meets the requirements of Section 6.06 in a subsequent Plan Year, his Excess Non-Elective Contribution Account shall revert to active status with full rights and privileges under this Plan restored.
4.07    Termination of Participation. Participation in the Plan shall cease upon a Participant ceasing Service with the Employer and the full distribution and Forfeiture, if the Participant is not fully vested, of the Participant’s Aggregate Accounts under the Plan. If an Employee fails to return to Service with the Employer by the date on which a layoff or authorized leave of absence expires or, in the event of Qualified Military Service, by the last day of the period prescribed by the laws of the United States applicable thereto after his discharge, the Employee shall be considered as terminating Service on that date and the normal Break in Service rules shall apply.
4.08    Participation After Normal Retirement Date. In the event a Participant continues his Service after his Normal Retirement Date, he shall continue to participate in the Plan until he terminates Service with the Employer and receives a full distribution of his Aggregate Accounts under the Plan.
4.09    Election Not to Participate. An Eligible Employee may elect not to participate in the Plan, with the approval of the Plan Administrator, by executing such forms at such times and in such manner as the Plan Administrator may require. The Plan Administrator may deny its approval when it determines that such a waiver of participation would not be in the best interest of the Plan. Generally, a waiver will only be accepted where it is executed as a one-time irrevocable election upon an Employee’s commencement of employment or upon the Employee’s first becoming eligible to participate under any plan of the Employer or of an Affiliated Employer to have contributions equal to a specified amount or percentage of compensation (including no compensation) made by the Employer on the Employee’s behalf to the Plan or to any other plan of the Employer, or of an affiliated Employer (including plans not yet established) for the duration of the Employee’s employment.
4.10    Participating Employer. A Participating Employer may adopt the Plan and become a party hereto by executing this Plan and Trust Agreement or by entering a separate participation agreement with the Plan Sponsor and Trustee. An Employee's transfer to or from any Employer or Participating Employer will not affect his account balance, total Years of Service or Periods of Service. A Participating Employer shall be subject to the following provisions:

(a)
Whenever a right or obligation is imposed upon the Employer by the terms of the Plan, the same shall extend to the Participating Employer as the "Employer" under the Plan and shall be separate and distinct from that imposed upon the Employer. It is the intention of the parties that the Participating Employer shall be a party to the Plan and treated in all respects as the Employer thereunder, with its employees to be considered as the Employees or Participants as the case may be, thereunder. However, the participation of the Participating Employer in the Plan shall in no way diminish, augment, modify or in any way affect the rights and duties of the Employer, its Employees and Participants under the Plan.

(b)
The Trustee agrees to receive and allocate contributions made to the Plan by the Employer and by the Participating Employer, as well as to do and perform all acts that are necessary to keep records and accounts of all funds held for Participants.

(c)
The Participating Employer shall be construed as having adopted the Plan in every respect as if said Plan had been executed between the Participating Employer and the Trustee, except as otherwise expressly provided herein or in any amendment that may subsequently be adopted hereto.

(d)
All actions required by the Plan to be taken by the Employer shall be effective with respect to the Participating Employer. By the execution of this Plan and Trust Agreement or a separate participation agreement, the Participating Employer irrevocably designates the Employer as its agent for such purposes.

(e)
Contributions made by any such Participating Employer will be held in a common Trust Fund with contributions made by the Employer, and contributions shall be available to pay the benefits of a Participant or Beneficiary who is an Employee of the Plan Sponsor or any such Participating Employer.

ARTICLE V
DEFERRAL ELECTION AND DEFERRAL LIMITATIONS
5.01    Compensation Deferrals. Each Participant may elect to defer a portion of his Compensation during each Plan Year, and his Compensation shall be reduced by the amount he elects to defer. The amount each Participant elects to defer will be contributed to the Plan on his behalf, in accordance with the following provisions:

(a)
In no event shall the amount a Participant defers to the Plan, or any other plan, during any taxable year of the Participant (excluding Catch-Up Contributions under Section 5.01(b)) exceed the dollar limitation contained in Section 402(g) of the Code in effect for the Participant’s taxable year, as adjusted by the Secretary of the Treasury for cost-of-living increases under § 402(g)(4).

(b)
In addition, Participants who have attained age fifty (50) by the end of their taxable year may make Catch-Up Contributions. “Catch-Up Contributions” are Participant deferrals to the Plan that are in excess of an otherwise applicable plan limit. An otherwise applicable plan limit is a limit in the Plan that applies to deferrals without regard to Catch-Up Contributions, such as the limits on Annual Additions under Section 9.01, the dollar limitation on Participant deferrals under Section 402(g) of the Code and Section 5.01(a) above, and the limit imposed by the actual deferral percentage (ADP) test under Section 401(k)(3) of the Code, if applicable. Catch-Up Contributions for a Participant for a taxable year may not exceed the lesser of: (a) one hundred percent (100%) of the Participant’s Compensation when added to the Participant’s other deferrals under the Plan, or (b) the dollar limit on Catch-Up Contributions under Section 414(v)(2)(B)(i) of the Code for the taxable year, as adjusted by the Secretary of the Treasury for cost-of-living increases under Section 414(v)(2)(C) of the Code. Catch-Up Contributions are not counted in determining the minimum allocation under Section 6.07, but Catch-Up Contributions made in prior years are counted in determining whether the Plan is top-heavy under Section 27.02.

The amount by which the Participant’s Compensation is reduced, including Catch-Up Contributions, shall be that Participant’s Deferred Income and shall be contributed to the Plan as an Elective Contribution by the Employer and allocated to the Participant’s Deferred Income Account.

Except for occasional, bona fide administrative considerations, Elective Contributions made pursuant to a Participant’s deferral election cannot precede the earlier of (a) the date on which the Service related to the contribution is performed, or (b) the date on which the Compensation that is subject to the Participant’s deferral election would be payable to the Participant in the absence of such deferral election.
5.02    Deferral Election Procedure. The Employer and the Plan Administrator shall implement the Compensation deferral elections under the Plan in accordance with the following:

(a)
A Participant must make an initial Compensation deferral election prior to or within a reasonable time, not to exceed thirty (30) days, after entering the Plan. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Plan Administrator. Such election shall initially be effective beginning with the first pay period after the Participant has entered the Plan and the Agreement has been filed with the Plan Administrator, shall not have retroactive effect and shall remain in force until revoked.

(b)
A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Plan Administrator within a reasonable time before the pay period for which such modification is to be effective. However, modifications to a salary deferral election shall only be permitted quarterly, during election periods established by the Plan Administrator prior to the first day of each Plan Year quarter. Any modification shall not have retroactive effect and shall remain in force until revoked.

(c)
A Participant may elect to prospectively revoke the Participant's Compensation reduction agreement in its entirety at any time during the Plan Year by providing the Plan Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Plan Administrator). Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any Compensation reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

5.03    Actual Deferral Percentage Test. For each Plan Year, Participant deferrals under Section 5.01(a) must satisfy the “Actual Deferral Percentage Test.” This test is satisfied if either the test in paragraph (a) or the test in paragraph (b) below is met for such Plan Year:

(a)	The Actual Deferral Percentage for the Highly Compensated Participants (HCP) is not greater than 1.25 times the Actual Deferral Percentage of the Non-Highly Compensated Participants (NHCP).

(b)
The excess of the Actual Deferral Percentage for the HCP minus the Actual Deferral Percentage for the NHCP is not greater than two (2) percentage points; and the Actual Deferral Percentage for the HCP is not greater than two (2) times the Actual Deferral Percentage of the NHCP.

For purposes of this Article, the following definitions shall apply:

(a)
“Actual Deferral Percentage (ADP)” means, with respect to the Highly Compensated Participants and Non-Highly Compensated Participants for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of the Participant’s Deferred Income (other than Catch-Up Contributions) to the Participant’s 414(s) Compensation (as defined below) for the Plan Year. For this purpose, Excess Deferred Income (as defined in Section 5.05) of Highly Compensated Participants shall be included, and Excess Deferred Income of Non-Highly Compensated Participants that arise solely from elective deferrals made under this Plan or other plans of the Employer shall be excluded. Deferred Income may be taken into account for a Plan Year only if it relates to Compensation the Participant would have received in the Plan Year but for the Participant’s election to defer, or is attributable to Service performed by the Participant in the Plan Year and, but for the Participant’s election to defer, would have been received by the Participant within two and one-half (2½) months after the close of the Plan Year. Elective Deferrals returned to Participant under the provisions of Section 5.04(b) shall not be included in this test. Qualified Non-Elective Contributions may be included in computing the Actual Deferral Percentages at the election of the Employer to the extent needed to meet the Actual Deferral Percentage test. Only Deferred Income and Qualified Non-Elective Contributions actually contributed to the Trust Fund by the end of the twelve (12) month period following the end of the Plan Year may be taken into account under this Section for a Plan Year.

The Actual Deferral Percentage for each group and each individual shall be calculated to the nearest one-hundredth of one percent of the Participant’s 414(s) Compensation. The Actual Deferral Percentage of a Participant who makes no deferral is zero.
For purposes of the Actual Deferral Percentage Test, the Actual Deferral Percentage of the Highly Compensated Participants and the Non-Highly Compensated Participants for the Plan Year for which the test is being performed shall be used.
A Participant’s Catch-Up Contributions, if any, shall not be taken into consideration for purposes of the ADP test.

(b)	“Excess Contributions” shall mean with respect to any Plan Year, the excess of:

(i)	The aggregate amount of Employer contributions actually taken into account in computing the Actual Deferral Percentage of Highly Compensated Employees for such Plan Year, over

(ii)
the maximum amount of such contributions permitted by the Actual Deferral Percentage test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the Actual Deferral Percentages, beginning with highest of such percentages).

(c)
“414(s) Compensation” shall mean, for purposes of determining a Participant’s Actual Deferral Percentage, such Employee’s Section 415 Compensation as defined in Article III. In the event the Employee begins, resumes or ceases to be eligible to defer income during a Plan Year, the amount of Compensation received during the entire Plan Year shall be taken into account for such Plan Year. 414(s) Compensation for this purpose shall not exceed $200,000, as adjusted for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to Compensation for the determination period beginning with or in such calendar year. If a determination period consists of fewer than twelve (12) months, this annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

(d)
“Highly Compensated Participants” shall mean all Participants who are Highly Compensated Employees. A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year.

(e)
“Non-Highly Compensated Participants” shall mean all Participants who are Non-Highly Compensated Employees. A Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

(f)	“Participant” for purposes of the ADP test shall mean all Employees who are eligible to make a deferral election whether or not a deferral election is made.
For purposes of determining the Actual Deferral Percentage of Highly Compensated Participants, in the event a Highly Compensated Employee is a Participant under two or more cash or deferred arrangements maintained by the Employer or Affiliated Employers, all cash or deferred arrangements shall be treated as one cash or deferred arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Section 401(k) of the Code.
In the event this Plan is required to be aggregated with another plan or plans in order to meet the requirements of Code Section 401(k), 401(a)(4) or 410(b), this Plan and all such plans shall be treated as one plan for purposes of this Section. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year and use the same Actual Deferral Percentage testing method.

5.04    Compliance With ADP Test. In the event the Actual Deferral Percentage test specified in Section 5.03 is not met for a Plan Year to which the provisions of such Section are applicable, either or both of the following actions, as determined by the Employer, may be taken:

(a)
The Employer may make a Qualified Non-Elective Contribution on behalf of the Non-Highly Compensated Participants in an amount which will satisfy one of the tests set forth in Section 5.03. Such contribution shall be allocated to the Deferred Income Accounts of each Non-Highly Compensated Participant who is employed on the last day of the Plan Year in the same ratio each such Non-Highly Compensated Participant’s 414(s) Compensation for the Plan Year bears to the total 414(s) Compensation of all such Non-Highly Compensated Participants for the Plan Year.

(b)
Excess Contributions and Net Earnings thereon shall be distributed to the Participants after the close of the Plan Year in which the Excess Contribution is made and within twelve (12) months after the close of such Plan Year; provided, however, Net Earnings shall not be calculated or distributed for the “gap period” (the period beginning on the day after the last day of the Plan Year of the contribution and ending on the date the Excess Contribution is distributed). The amount of the Excess Contributions to be distributed shall be reduced by Excess Deferred Income distributed pursuant to Section 5.05. Excess Contributions on behalf of a Participant shall be distributed in proportion to the Participant’s Deferred Income for the Plan Year. Qualified Non-Elective Contributions utilized in the test shall be distributed only to the extent that such contributions exceed the Participant’s total Deferred Income. If such Excess Contributions are distributed more than two and one-half (2½) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax may be imposed on the Employer by the Internal Revenue Service. In the event the Plan is terminated during the Plan Year in which the Excess Contribution is made, such distributions shall be made after the termination of the Plan and as soon as administratively feasible, but in no event later than the close of the twelve month period immediately following such termination.

Excess Contributions are taken from the accounts of the Highly Compensated Participants with the largest amounts of Employer contributions, taken into account in calculating the Actual Deferral Percentage test for the year in which the excess arose, beginning with the Highly Compensated Participant with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been taken. For purposes of the preceding sentence, the “largest amount” is determined after distribution of any Excess Contributions. Distributions under this Section may be made without the consent of the Participant required by Section 10.03 of this Plan.
Net Earnings on Excess Contributions which are being distributed shall be determined in the same manner as Net Earnings on Excess Deferred Income under Section 5.05.

Excess Contributions shall be treated as Annual Additions under Section 3.04 of this Plan even if distributed.
5.05    Excess Deferred Income. In the event a Participant’s Deferred Income exceeds the dollar limitation of Section 402(g) of the Code plus, if applicable with respect to such Participant, the dollar limitation on Catch-Up Contributions under Section 414(v) of the Code for any taxable year of the Participant, the amount of such excess (the “Excess Deferred Income”) and Net Earnings allocable to such amount under the provisions of this Section shall be distributed to the Participant no later than April 15 of the calendar year following the calendar year in which the deferral is made, provided the Participant files a written claim for the Excess Deferred Income. The Excess Deferred Income shall be distributed before the close of the calendar year in which the excess deferral is made if the Participant designates the distribution as Excess Deferred Income, the distribution is made after the date on which the Plan received the Excess Deferred Income, and the Plan designates the distribution as one of Excess Deferred Income. The designation by the Participant must be in writing and delivered to the Plan Administrator. However, a Participant is deemed to notify the Plan Administrator of any Excess Deferred Income that arises by taking into account only the deferrals made to this Plan and any other plan of the Employer.
Net Earnings on Excess Deferred Income shall be determined by multiplying the Net Earnings to be allocated to the Participant’s Deferred Income Account for the taxable year for which the excess deferral is made by a fraction, the numerator of which is the Excess Deferred Income on behalf of the Participant for the year and the denominator of which is the Participant’s Deferred Income Account balance (reduced by the gain allocable to the account for the taxable year and increased by the loss allocable to the account for the taxable year). With respect to Plan Years beginning after December 31, 2007, Net Earnings shall not be calculated or distributed for the period beginning on the day after the last day of the taxable year for which the deferral is made and ending on the date the Excess Deferred Income is distributed (the “gap period”).
ARTICLE VI
CONTRIBUTIONS
6.01    Elective Contributions. For each Plan Year the Employer shall contribute the Deferred Income of all Participants for the Plan Year to the Trust Fund. This contribution shall be designated as the Employer’s Elective Contribution and shall be paid to the Trust as of the earliest date on which such contributions can reasonably be segregated from the Employer’s general assets. This contribution shall not be limited to current or accumulated net profits of the Employer. The Participant’s Deferred Income for the Plan Year shall be allocated to the Participant’s Deferred Income Account.
6.02    Matching Non-Elective Contributions. For each Plan Year the Employer may make Matching Non-Elective Contributions to the Plan based on the Participants’ Deferred Income (including Catch-Up Contributions) for such Plan Year. Any such Matching Non-Elective Contribution shall be in such amount or percentage of Compensation as is determined by the Employer for such Plan Year; provided, however, only Deferred Income up to six percent (6%) of each Participant's Compensation will be taken into consideration. In addition, the Employer shall not make Matching Non-Elective Contributions in any Plan Year attributable to amounts that are to be distributed to Participants under the provisions of Sections 5.04, 5.05 and 6.13, and shall not make Matching Non-Elective Contributions which would, if allocated, create Excess Aggregate Contributions as defined in Section 6.12.
6.03    Additional Non-Elective Contributions. For each Plan Year, in addition to Elective Contributions and Matching Non-Elective Contributions, the Employer may make the following additional Non-Elective Contributions to the Plan:

(a)
The Employer may elect to make Excess Non-Elective Contributions for the tax year ending with or within each Plan Year. The amount of such contributions, if any, shall be determined by the Employer each Plan Year. However, for any Plan Year in which an Exempt Loan is outstanding, the Employer shall make Excess Non-Elective Contributions in an amount sufficient to amortize the principal and interest payments due with respect to such loan for the Plan Year if such payments are not otherwise sufficiently amortized through other contributions made to the Plan for such Plan Year as herein provided, notwithstanding that a portion or all of such Excess Non-Elective Contributions may fail to qualify for income tax deductions by the Employer.

(b)
The Employer may also elect to make Qualified Non-Elective Contributions for any Plan Year in an amount necessary to meet the ADP and/or ACP tests, under Sections 5.03 and 6.12, respectively. The amount of such contribution, if any, shall be determined by the Employer.

Notwithstanding any other provision of the Plan, the Employer shall contribute to the Plan an amount necessary to provide the minimum allocation under Section 6.07, if applicable.
Employer Non-Elective Contributions for any Plan Year shall be made without regard to current or accumulated net profits of the Employer. Each of the Employer’s contributions hereunder for any Plan Year shall be paid to the Trustee in cash or in Employer Stock or other property valued at the fair market value thereof at the time of contribution.
6.04    Trustee’s Duty Regarding Contributions. The Trustee shall have no duty to require any contributions to be made to it by the Employer or to determine whether contributions delivered to it comply with the provisions of this Agreement.
6.05    Allocation of Employer Contributions. Subject to the provisions of Section 6.08, Employer contributions for each Plan Year shall be allocated to the Participants’ accounts as follows:

(a)
Elective Contributions shall be allocated to the Deferred Income Account of each Participant as of the Valuation Date. The amount of the allocation shall be equal to Deferred Income of each Participant.

(b)
Matching Non-Elective Contributions shall be allocated as of the Valuation Date to the Matching Non-Elective Contribution Account of each Participant actively employed during the Plan Year in the amount determined by the Employer pursuant to Section 6.02. No Matching Non-Elective Contribution shall be allocated with respect to amounts returned under the provisions of Section 5.04, 5.05 or 6.13. In the event Matching Non-Elective Contributions are allocated with respect to any such amounts, they shall be forfeited as of the last day of the Plan Year in which so allocated.

(c)
Excess Non-Elective Contributions shall be allocated as of the last day of the Plan Year to the Excess Non-Elective Contribution Account of each Participant entitled to an Excess Non-Elective Contribution for such Plan Year under Section 6.06 in the same proportion that each such Participant’s Compensation for the Plan Year bears to the Compensation of all Participants for the Plan Year.

(d)
Qualified Non-Elective Contributions, if any, shall be allocated to the Deferred Income Accounts and/or Qualified Non-Elective Contribution Accounts of each Non-Highly Compensated Participant, as applicable, as provided in Sections 5.04 and 6.13.

6.06    Eligibility for Allocations. Except as provided in Section 6.07 of this Plan, only Participants who shall have completed one thousand (1,000) Hours of Service during the Plan Year shall be entitled to share in Excess Non-Elective Contributions and Forfeitures thereof for any Plan Year.
Prior to allocating the contributions and Forfeitures for a Plan Year, the number of Participants who would benefit for the Plan Year shall be determined. In the event the Plan would fail to meet the requirements of the ratio percentage test of Section 410(b)(1) of the Code and the Treasury Regulations thereunder, the requirement that a Participant complete one thousand (1,000) Hours of Service during the Plan Year as provided in this Section shall be modified to expand the group of Non-Highly Compensated Participants eligible to share in the Employer’s Excess Non-Elective Contributions and Forfeitures thereof for such Plan Year to include the minimum number of Participants who would not otherwise be eligible to share in such contributions as are necessary to satisfy the test. The Non-Highly Compensated Participants who shall become eligible are those who have completed at least five hundred (500) Hours of Service during the Plan Year and who, when compared to all other Non-Highly Compensated Participants who have completed at least five hundred (500) Hours of Service during the Plan Year, have completed the greatest number of Hours of Service during the Plan Year. In the event two Participants are in identical situations, the Participant employed for the longer period shall be included. Those Non-Highly Compensated Participants who become eligible under this paragraph shall be included with all Participants meeting the requirements of the preceding paragraph for purposes of the allocation of Excess Non-Elective Contributions and Forfeitures thereof. Nothing in this paragraph shall permit the reduction of a Participant’s account balance; and any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such additional Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Section 404 of the Code. Any adjustments to the allocation pursuant to this paragraph shall be made by the time for filing the Employer’s tax return for the Plan Year, including extensions. In the event any additional contributions are required for a Plan Year, they shall be made and allocated no later than the time for filing the Employer’s tax return for the Plan Year, including extensions.
6.07    Top Heavy Minimum Allocation. For any Plan Year for which the Plan is determined to be a Top Heavy Plan, a minimum allocation must be made to the accounts of each Participant who is a Non-Key Employee employed on the last day of the Plan Year. The Employer contributions and Forfeitures allocated to the accounts of any Participant who is a Non-Key Employee shall not be less than the lesser of (a) three percent (3%) of such Participant’s Section 415 Compensation or (b) the largest percentage of Employer contributions and Forfeitures, as a percentage of Section 415 Compensation, allocated on behalf of any Key Employee for that Plan Year. This minimum allocation shall be determined without regard to any Social Security contribution. This minimum allocation is required even though the Participant does not meet the requirements of Section 6.06 for sharing in the allocation of the Excess Non-Elective Contributions for the Plan Year.
If the Employer maintains more than one (1) plan, the minimum top heavy contribution shall be made and satisfied under this Plan. If the Employer maintains both a defined contribution plan and a defined benefit plan, the top heavy minimum contribution shall be equal to five percent (5%) of each Non-Key Employee’s Compensation for each year the Plan is top heavy.
6.08    Exempt Loan Repayments. Notwithstanding the above provisions of this Article, Non-Elective Contributions, other than Qualified Non-Elective Contributions utilized to meet the ADP test and treated as Elective Contributions (except as provided in the following sentence), made in cash by the Employer for a Plan Year shall first be applied to meet Exempt Loan obligations for such Plan Year, if any. In addition, Elective Contributions for a Plan Year (including Qualified Non-Elective Contributions utilized to meet the ADP test) may also be applied to meet Exempt Loan obligations for such Plan Year, but only to the extent Participants have directed such Elective Contributions to be invested in Employer Stock. In the event Employer Non-Elective Contributions and/or Elective Contributions are so applied to the repayment of an Exempt Loan, Employer Stock released for such Plan Year in accordance with Section 24.06 of this Plan and Trust Agreement from the Exempt Loan Suspense Account attributable to such contributions shall be allocated to the accounts of each Participant in the same manner as such contributions would have been allocated in accordance with the provisions of this Article.
6.09    Participant Contributions. Participant contributions shall not be required or permitted under the provisions of this Plan, except for Rollover Contributions under Section 6.10.
6.10    Rollover Contributions. With the consent of the Plan Administrator, an Eligible Employee may make a rollover contribution of an eligible rollover distribution as permitted under the Code from an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a qualified plan described in Section 401(a) or 403(a) of the Code, excluding after-tax employee contributions, an annuity plan described in Section 403(a) of the Code, an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code, and an annuity contract described in Section 403(b) (collectively “eligible employer plan”). However, a Participant may not make a rollover contribution of a distribution from an individual retirement account or annuity described in Section

408(a) or 408(b) of the Code that is eligible to be rolled over under the Code and would otherwise be includible in gross income, unless such rollover is from a conduit IRA, and provided such account has no assets other than assets previously distributed to the Participant from another qualified plan that were eligible for tax-free rollover and deposited in such conduit IRA within sixty (60) days of receipt thereof. For this purpose, rollover contributions shall include both (a) amounts distributed to the Participant from an eligible employer plan or IRA and contributed to this Plan no later than the sixtieth (60th) day after such distribution is received by the Participant, and (b) amounts contributed in a direct rollover (as defined in Section 11.05(a) hereof) from such an eligible employer plan or IRA.
The Participant may be required to establish that the amounts to be rolled over to the Plan meet all the requirements of the Code. Amounts rolled over to the Plan on behalf of a Participant shall be placed in a separate account or accounts (the Rollover Account) for that Participant and shall be fully vested. Said accounts shall be invested and maintained in accordance with the provisions of the Plan, but shall not participate in Forfeitures or Employer contributions. Such rollover contributions shall not be considered Annual Additions under Section 3.04 of this Plan and Trust Agreement.
The Plan Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the amounts credited to the Participant's Rollover Account. Any distribution of amounts held in a Participant's Rollover Account shall be made in a manner consistent with and that satisfies the provisions of Articles X, XI and XII, including all notice and consent requirements. Upon a Participant’s entitlement to benefits under the Plan, the value of his Rollover Accounts shall be distributed to him as additional benefits under the provisions of the Plan.
6.11    Plan-to-Plan Transfers. With the consent of the Plan Administrator, amounts may be transferred (within the meaning of Section 414(1) of the Code) to the Plan from other tax qualified plans under Section 401(a) of the Code by Eligible Employees, provided that the trust from which such funds are transferred permits the transfer to be made and the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. Prior to accepting any transfers to which this Section applies, the Plan Administrator may require an opinion of counsel that the amounts to be transferred meet the requirements of this Section. The amounts transferred shall be set up in a separate account herein referred to as a Participant's Transfer Account. Furthermore, for vesting purposes the Participant's Transfer Account attributable to any transfer shall be subject to vesting under the provisions of Article VIII hereof, provided no vested amount shall be reduced as a result of such transfer.
Except as permitted by Treasury Regulations (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer (other than a direct rollover) shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).
Amounts in a Participant's Transfer Account shall be held by the Trustee pursuant to the provisions of the Plan and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in this Section. The Trustee shall have no duty or responsibility to inquire as to the propriety of the amount, value or type of assets transferred, nor to conduct any due diligence with respect to such assets; provided, however, that such assets are otherwise eligible to be held by the Trustee under the terms of this Plan.
Upon a Participant or Beneficiary becoming entitled to a benefit under the Plan, the Participant's Transfer Account shall be used to provide additional benefits to the Participant or the Beneficiary. Any distributions of amounts held in a Participant's Transfer Account shall be made in a manner which is consistent with and satisfies the provisions of Articles X, XI and XII, including, but not limited to, all notice and consent requirements of Section 411(a)(11) of the Code and the Treasury Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether mandatory distribution of benefits as provided in Section 10.02 may be made without Participant consent.
This Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Section 401(a)(11) of the Code and the Treasury Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.
Notwithstanding anything herein to the contrary, a transfer directly to the Plan from another qualified plan (or a transaction having the effect of such a transfer) shall only be permitted if it will not result in the elimination or reduction of any benefit protected pursuant to the provisions of Section 411(d)(6) of the Code and the Treasury Regulations thereunder.
6.12    Actual Contribution Percentage Test. The Matching Non-Elective Contributions made for a Plan Year are subject to the Actual Contribution Percentage (ACP) Test set forth in this Section. This test is satisfied if either the test in paragraph (a) or the test in paragraph (b) below is met for such Plan Year:

(a)	The Actual Contribution Percentage for the Highly Compensated Participants (HCP) is not greater than 1.25 times the Actual Contribution Percentage of the Non-Highly Compensated Participants (NHCP).

(b)
The excess of the Actual Contribution Percentage for the HCP minus the Actual Contribution Percentage for the NHCP is not greater than two (2) percentage points; and the Actual Contribution Percentage for the HCP is not greater than two (2) times the Actual Contribution Percentage of the NHCP.

For purposes of this Section, Actual Contribution Percentage means, with respect to the Highly Compensated Participants and Non-Highly Compensated Participants for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of the Participant’s Matching Non-Elective Contributions (to the extent not taken into account for purposes of the Actual Deferral Percentage Test of Section 5.03) to the Participant’s 414(s) Compensation for the Plan Year. All or a portion of the Qualified Non-Elective Contributions not utilized to meet the Actual Deferral Percentage Test of Section 5.03 may be included in computing the Actual Contribution Percentages for all Participants. For Plan Years in which the current year Actual

Contribution Percentages for the Non-Highly Compensated Participants are used (see below), Qualified Non-Elective Contributions may be included in computing the Actual Contribution Percentages to the extent needed to meet the Actual Contribution Percentage test. Matching Non-Elective Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year. Elective Contributions may be used in the Actual Contribution Percentage Test if the Actual Deferral Percentage Test of Section 5.03 is met using all the Elective Contributions and continues to be met following the exclusion of Elective Contributions used in the Actual Contribution Percentage Test. Amounts forfeited to correct Excess Aggregate Contributions or because the contributions to which they relate are either Excess Deferred Income, Excess Contributions or Excess Aggregate Contributions shall not be included in this test.
A Matching Non-Elective Contribution with respect to an Elective Contribution for a year is not taken into account in determining the Actual Contribution Percentage for Non-Highly Compensated Employees to the extent it exceeds the greatest of:

(a)	five percent (5%) of such Non-Highly Compensated Employee's 414(s) Compensation for the year;

(b)	the Non-Highly Compensated Employee’s Deferred Income for the year; or

(c)	the product of two (2) times the Plan’s “representative matching rate” and the Non-Highly Compensated Elective Contribution for the year.
For purposes of this subsection, the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible Non-Highly Compensated Employee among a group of Non-Highly Compensated Employees that consists of half of all eligible Non-Highly Compensated Employees in the Plan for the Plan Year who make Elective Contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible Non-Highly Compensated Employees in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Contributions for the Plan Year). For this purpose, the “matching rate” for an Employee, generally, is the “matching contributions” made for such Employee divided by the Employee’s Elective Contributions for the year. If the “matching rate” is not the same for all levels of Elective Contributions for an Employee, the Employee’s “matching rate” is determined assuming that an Employee’s Elective Contributions are equal to six percent (6%) of his 414(s) Compensation.
For purposes of the Actual Contribution Percentage Test, the Actual Contribution Percentage of the Highly Compensated Participants for the Plan Year for which the test is being performed shall be used. The Actual Contribution Percentage of the Non-Highly Compensated Participants for the current Plan Year shall be used.
For purposes of this Section, “414(s) Compensation”, “Highly Compensated Participant” and “Non-Highly Compensated Participant” shall have the same meaning as in Section 5.03 of this Plan and Trust Agreement. “Participant” shall mean any Employee who is eligible to receive an allocation of any amounts required to be included in determining the Actual Contribution Percentage.

For purposes of this Article, Excess Aggregate Contributions shall mean, with respect to any Plan Year, the excess of:

(a)	The aggregate contribution amounts taken into account in computing the numerator of the Actual Contribution Percentage on behalf of Highly Compensated Employees for such Plan Year, over

(b)
The maximum contribution amounts permitted by the Actual Contribution Percentage test (determined by reducing contributions made on behalf of Highly Compensated Participants in order of their Actual Contribution Percentages beginning with the highest of such percentages).

The Actual Contribution Percentage of any Highly Compensated Participant who is eligible to receive Matching Non-Elective Contributions under two or more plans maintained by the Employer or an Affiliated Employer, shall be determined as if all such contributions were made under a single plan. If such plans have different Plan Years, all plans ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under Regulations under Section 401(m) of the Code.
In the event this Plan is required to be aggregated with another plan or plans in order to meet the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code, this Plan and all such plans shall be treated as one plan for purposes of this Section. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year and use the same Actual Contribution Percentage testing method.
6.13    Compliance With ACP Test. In the event the Actual Contribution Percentage test specified in Section 6.12 is not satisfied, either of the following actions, as determined by the Employer, may be taken:

(a)
The Employer may make a Qualified Non-Elective Contribution on behalf of the Non-Highly Compensated Participants in an amount which will satisfy one of the tests set forth in Section 6.12. Such contribution, if made, shall be allocated to the Qualified Non-Elective Contribution Accounts of each Non-Highly Compensated Participant who is employed on the last day of the Plan Year in the same ratio each such Non-Highly Compensated Participant's 414(s) Compensation for the Plan Year bears to the total 414(s) Compensation of all such Non-Highly Compensated Participants for the Plan Year.

(b)
On or before the last day of the Plan Year following the close of the Plan Year of contribution, Excess Aggregate Contributions and the Net Earnings allocable to such contributions shall be forfeited if otherwise forfeitable under the terms of the Plan, or, if not forfeitable, distributed to the appropriate Highly Compensated Participants on a pro-rata basis from the accounts to which the contributions utilized in the test were allocated. If such Excess Aggregate Contributions are distributed more than two and one-half (2½) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax may be imposed on the Employer. Net Earnings on Excess Aggregate Contributions shall be determined in the same manner as Net Earning is on Excess Deferred Income under Section 5.05 of this Plan and Trust Agreement, and shall not include earnings for the "gap period" (the period beginning on the day after the last day of the Plan Year of the contribution and ending on the day the Excess Aggregate Contribution is forfeited or distributed).
Excess Aggregate Contributions shall be taken from the Highly Compensated Employees with the largest amount of contributions taken into account in calculating the Actual Contribution Percentage test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with largest amount of such contributions and continuing in descending order until all Excess Aggregate Contributions have been taken. For purposes of the preceding sentence, the “largest amount” is determined after distribution of any Excess Aggregate Contributions. Forfeitures of Excess Aggregate Contributions may not be allocated to Participants whose contributions are reduced under this Section. Distributions under this Section may be made without the consent of the Participant required by Section 10.03 of this Plan. The provisions of Section 401(m) of the Code and Treasury Regulations §1.401(m)-2 must be met and are hereby incorporated by reference.
ARTICLE VII
VALUATION AND ALLOCATION OF EARNINGS
7.01    Determination of Net Earnings. Net Earnings of the Fund shall be computed by the Trustee as of each Valuation Date. The Trustee’s good faith decision as to the value of the Fund, determined in accordance with Section 7.05, and the Net Earnings and adjustments thereof shall be final, conclusive and binding upon all Participants and Beneficiaries.
7.02    Allocation of Earnings. Net Earnings and the dividends on Employer Stock shall be allocated as follows:

(a)
As of each Valuation Date, after Forfeitures, if any, have been segregated, the Net Earnings of the Fund, for the period ending on that date, shall be credited or charged to each Participant’s nonsegregated accounts (other than the Employer Stock Accounts) as described in (i) or (ii) below. Net Earnings shall be determined and allocated separately for each separate investment fund held in a Participant's Directed Account and shall be allocated as provided in Section 24.05 hereof. The Plan Administrator shall determine whether account recordkeeping is to be maintained on a balance forward recordkeeping basis or a daily recordkeeping basis for a given period.

(i)
Balance Forward Recordkeeping. For each investment fund for which the account recordkeeping is being maintained on a balance forward basis, the Net Earnings shall be allocated to each such Participant’s accounts in the ratio that the value of each such account as of the last Valuation Date bears to the total value of all such accounts as of the last Valuation Date. Before making such allocations, these account values shall be reduced by amounts withdrawn, distributed or forfeited since the last Valuation Date. For purposes of this subsection only, the term “Participants” shall include all Participants and Beneficiaries who have account balances, but who would not otherwise be considered to be Participants under the Plan.

(ii)
Daily Recordkeeping. For each investment fund for which the account recordkeeping is being maintained on a daily recordkeeping basis, the Net Earnings shall be allocated in accordance with the attributes of the separate investment funds, in a manner generally consistent with industry standards for daily recordkeeping.

The Plan Administrator shall have sole authority to make determinations and resolve issues for purposes of this Article VII. Should the Plan Administrator determine that the strict application of the foregoing allocation procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, or that another method is appropriate for the purpose, it may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan and the provisions of this Section.

(b)	Stock dividends on Employer Stock held in the Employer Stock Accounts shall be credited to such Employer Stock Accounts when paid.

(c)
Except as provided in Section 7.03 below, cash dividends on Employer Stock held in the Participants' Employer Stock Accounts shall be credited to the Participants' Other Investments Accounts when paid.

7.03    Special Provisions for Cash Dividends. Notwithstanding the provisions of Section 7.02, cash dividends paid with respect to Employer Stock allocated to the Employer Stock Accounts may, in the sole discretion of the Plan Administrator, be (a) retained by the Trustee and allocated as provided in Section 7.02, (b) distributed to the Participants in proportion to the shares of Employer Stock (including fractional shares) allocated to each such Participant's Employer Stock Account, or (c) with regard to cash dividends on Employer Stock acquired with the proceeds of an Exempt Loan, utilized to make payment on such Exempt Loan. Cash dividends which are paid to Participants, as provided in item (b) of the preceding sentence, may be paid directly to the Participants by the Employer or may be paid to the Trustee and distributed to the Participants within ninety (90) days after the end of the Plan Year in which the dividend is paid to the Trustee. If cash dividends on Employer Stock allocated to a Participant’s Employer Stock Accounts are utilized to pay an Exempt Loan, Employer Stock released from the Exempt Loan Suspense Account attributable to such payments shall be allocated to the Employer Stock Accounts of each Participant in the same proportion that the number of shares of Employer Stock in each such Participant’s Employer Stock Accounts sharing in such cash dividends bears to the total number of shares of Employer Stock allocated to all Participants’ Employer Stock Accounts sharing in such cash dividends; provided, however, that the Employer Stock allocated to each Participant’s Employer Stock Accounts under this Section shall have a fair market value not less than the amount of the cash dividends which would have been allocated to such Participant’s Other Investments Accounts under Section 7.02.

7.04    Dividends on Encumbered Stock. Stock and cash dividends on Employer Stock held in the Exempt Loan Suspense Account shall be credited to that account and shall be applied to the repayment of the Exempt Loan. Employer Stock released from the Exempt Loan Suspense Account in connection with payments from such dividends and any excess dividends not utilized to pay an Exempt Loan shall be allocated to the Employer Stock Accounts or other nonsegregated accounts, as applicable, of the Participants in the same proportion that the balance of each such account, after the allocation of Net Earnings as provided in Section 7.02, bear to the total of all Participants' Employer Stock Accounts and/or other nonsegregated other accounts, after the allocation of Net Earnings pursuant to Section 7.02.
7.05    Valuation. The valuation of the assets of the Fund must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the event of a transaction between the Plan and a disqualified person, an independent appraisal will not in itself be a good faith determination of value. However, in all other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. In the case of a transaction between the Plan and a disqualified person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent Valuation Date. All valuations of Employer Stock which is not readily tradable on an established securities market with respect to activities carried on by the Employer shall be made by an independent appraiser meeting requirements similar to those contained in Treasury Regulations under Section 170(a)(1) of the Code.
For purposes of this Section and all other Sections of this Agreement, effective January 1, 2012, whether a security is readily tradable on an established securities market shall be determined in accordance with Treasury Regulation Section 1.401(a)(35)-1(f)(5). In determining the fair market value of securities held in the Trust which are readily tradable on an established securities market, the Plan Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the Valuation Date. If such securities were not traded on the Valuation Date, then the securities shall be valued at the prices at which they were last traded prior to the Valuation Date. Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the Valuation Date, which bid price shall be obtained from a registered broker or an investment banker.
ARTICLE VIII
VESTING AND FORFEITURES
8.01    Fully Vested Accounts. Each Participant’s Deferred Income Account, Qualified Non-Elective Contribution Account, T&F Deferral Account, Rollover Account and Transfer Account shall be fully vested at all times.
8.02    Vesting on Retirement or Death. Unless sooner vested under the provisions of Section 8.03 hereof, each Participant’s Excess Non-Elective Contribution Account, Matching Non-Elective Contribution Account and T&F Match Account, if any, shall be fully vested on the earlier of the Participant’s attainment of his Early Retirement Date or Normal Retirement Age while employed by the Employer, or his termination of Service due to death.

8.03    Vesting Schedule. If a Participant shall terminate Service with the Employer for any reason other than retirement on or after his Early Retirement Date, Normal Retirement Age, or death, he shall be vested in and shall be entitled to receive the vested percentage of the balance of his Matching Non-Elective Contribution Accounts, Excess Non-Elective Contribution Accounts and T&F Match Account. Such vested percentage shall be determined, based upon the Participant’s number of Years of Service for vesting purposes in accordance with the following schedule:

Years of Service	Vested Percentage	Percentage to be Forfeited

Less than 1 full year	0%	100%
1 full year	100%	0%

The nonvested portion of the Participant’s accounts shall remain in the accounts and shall be utilized in accordance with the provisions of Section 8.06 below.
8.04    Years of Service for Vesting. For vesting purposes, a Participant shall receive credit for all Years of Service as defined under Article III of this Plan and Trust Agreement.
8.05    Vesting After Break in Service. In the event a former Participant incurs five (5) consecutive one (1) year Breaks in Service and is rehired, his post-Break Years of Service shall not be utilized in determining his vested interest in his account or accounts established prior to his Breaks in Service. Such Participant’s pre-Break in Service Years of Service shall be utilized for purposes of vesting the Participant’s post-Break Matching Non-Elective Contribution Accounts and Excess Non-Elective Contribution Accounts only if either:

(a)	such Participant has a vested interest in his account or accounts at the time of separation from Service; or

(b)	upon returning to Service the number of consecutive one (1) year Breaks in Service is less than the number of Years of Service.
In the event a Participant does not have five (5) consecutive one year Breaks in Service, both the pre-break and post-break Service shall count in vesting both the pre-break and post-break Matching Non-Elective Contribution Accounts and Excess Non-Elective Contribution Accounts of the Participant.
8.06    Forfeitures. Upon a Participant’s termination of Service, the nonvested portion of his Excess Non-Elective Contribution Account and Matching Non-Elective Contribution Account, if any, shall be maintained in the accounts until the Participant has a Forfeiture. On the last day of each Plan Year prior to making any allocations, the amount of Forfeitures as of that date shall be determined and shall be segregated. Employer Stock allocated to the Participant’s Employer Stock Accounts shall be forfeited only after other assets in the Participant’s Other Investments Accounts have been forfeited. If interest in more than one class of Employer Stock has been allocated to a

Participant's Employer Stock Accounts, the Participant must be treated as forfeiting the same proportion of each such class.
Forfeitures, as so determined for the Plan Year, shall first be utilized to reinstate previously forfeited Excess Non-Elective Contribution Accounts and Matching Non-Elective Contribution Accounts in accordance with Section 10.06 of this Plan and Trust Agreement and next to satisfy any contribution that may be required under Sections 4.04 or 11.07 or to pay administrative expenses of the Plan. The remaining Forfeitures, if any, shall be used to reduce the contribution of the Employer hereunder for the Plan Year in which such Forfeitures occur in the following manner:

(a)	Forfeitures attributable to Matching Non-Elective Contributions shall be used to reduce the Employer contribution for the Plan Year in which such Forfeitures occur.

(b)	Forfeitures attributable to Excess Non-Elective Contributions shall be used to reduce the Employer contribution for the Plan Year in which such Forfeitures occur.
ARTICLE IX
LIMITATION ON ALLOCATIONS
9.01    Maximum Annual Additions. Notwithstanding anything contained herein to the contrary, except for catch-up contributions under Section 414(v) of the Code, if applicable, the maximum Annual Additions (as defined in Section 3.04) that may be made on behalf of any Participant for a Limitation Year shall not exceed the lesser of:

(a)	Forty Thousand Dollars ($40,000) (increased by the Adjustment Factor), or

(b)
one hundred percent (100%) of the Participant’s Section 415 Compensation for the Limitation Year. The Compensation limit in this paragraph (b) shall not apply to any contribution for medical benefits after separation from Service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) for the Limitation Year which is otherwise treated as an Annual Addition.

Such maximum Annual Additions are referred to in this Article IX as the “Maximum Amount.” For purposes of these limitations, all defined contribution plans and all other plans maintained by the Employer and any Affiliated Employer that provide an Annual Addition, as defined in Section 3.04, shall be treated as one plan.
In the event a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive month period, including a deemed amendment in the event of termination other than on the last day of the Plan Year as provided in Section 3.37, the Maximum Amount shall not exceed Forty Thousand Dollars ($40,000) (increased by the Adjustment Factor) multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12).
9.02    Adjustments to Annual Additions. If under this Plan no more than one-third (1/3) of the Employer contributions for a Plan Year which are deductible pursuant to Section 404(a)(9)

of the Code are allocated to the Highly Compensated Employees, the following shall not be considered Annual Additions, as defined in Section 3.04, for purposes of the limitations under Section 9.01:

(a)	Forfeitures of Employer Stock if such stock was acquired with the proceeds of an Exempt Loan, or

(b)	Employer contributions to the Plan which are applied to the payment of interest on an Exempt Loan and charged against the Participants’ accounts.
9.03    Single Plan Limitations. The following shall apply to any Participant who does not participate in, and has never participated in, another qualified defined contribution plan, a welfare benefit fund (as defined in Section 419(e) of the Code), an individual medical account (as defined in Section 415(1)(2) of the Code), or a simplified employee pension (within the meaning of Section 408(k) of the Code) maintained by the Employer which provides an Annual Addition during any Limitation Year:

(a)
The amount of Annual Additions which may be credited to the Participant’s account(s) for any Limitation Year shall not exceed the lesser of (i) the Maximum Amount under Section 9.01 or (ii) any other limitation contained in this Plan. If the Employer contribution that would otherwise be contributed or allocated to the Participant’s account(s) would cause the Annual Additions for the Limitation Year to exceed the Maximum Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Amount.

(b)
Prior to determining the Participant’s actual Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Amount for a Participant on the basis of a reasonable estimation of the Participant’s Section 415 Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

(c)
As soon as is administratively feasible after the end of the Limitation Year, the Maximum Amount for the Limitation Year shall be determined on the basis of the Participant’s actual Section 415 Compensation for the Limitation Year.

(d)
If as a result of the allocation of Forfeitures, a reasonable error in estimating the Compensation of a Participant, a reasonable error in determining the amount of elective deferred contributions (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of Section 415 of the Code, or other facts and circumstances allowed by regulations, the Annual Addition for a Participant exceeds the Maximum Amount for a Limitation Year, the excess Annual Additions shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year (and in succeeding Limitation Years if necessary) to all of the remaining Participants in the Plan before any Employer contributions and employee contributions which would constitute Annual Additions may be made to the Plan for such Limitation Year, and Employer contributions for such Limitation Year shall be reduced by the excess amounts allocated and reallocated during such Limitation Year. Excess amounts may not be distributed to Participants or former Participants. If the Maximum Amount is exceeded for any Participant, the excess Annual Additions shall be corrected in accordance with and through the Employee Plans Compliance Resolution System (EPCRS), as it may be amended from time to time.
9.04    Multiple Defined Contribution Plans Limitations. The following shall apply to any Participant who, in addition to this Plan, is covered under another qualified defined contribution plan, a welfare benefit fund (as defined in Section 419(e) of the Code), an individual medical account (as defined in Section 415(1)(2) of the Code) or a simplified employee pension (within the meaning of Section 408(k) of the Code) maintained by the Employer which provides an Annual Addition during any Limitation Year:

(a)
The Annual Additions which may be credited to a Participant’s account(s) under this Plan for any such Limitation Year shall not exceed the Maximum Amount reduced by the Annual Additions credited to a Participant’s account(s) under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the Employer are less than the Maximum Amount and the Employer contribution that would otherwise be contributed or allocated to the Participant’s account(s) under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Amount, no amount shall be contributed or allocated to the Participant’s account(s) under this Plan for the Limitation Year.

(b)
Prior to determining the Participant’s actual Section 415 Compensation for the Limitation Year, the Employer may determine the Maximum Amount for a Participant in the manner described in Section 9.03(b) above.

(c)
As soon as is administratively feasible after the end of the Limitation Year, the Maximum Amount for the Limitation Year shall be determined on the basis of the Participant’s actual Section 415 Compensation for the Limitation Year.

(d)
If a Participant’s Annual Additions under this Plan and such other plans would exceed the Maximum Amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension plan shall be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

(e)
If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan shall be the product of:

(i)	the total excess amount allocated as of such date, times

(ii)
the ratio of (x) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (y) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all other qualified defined contributions plans.

(f)	Any excess amount attributed to this Plan shall be disposed of as provided in Section 9.03(d) above.
9.05    Compliance With Section 415. Notwithstanding anything contained herein to the contrary, the limitations, adjustments and other requirements provided in this Article IX shall, at all times, comply with the provisions of Section 415 of the Code and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.
ARTICLE X
ELIGIBILITY FOR BENEFITS
10.01    Determination of Benefits. Each Participant's benefits under the Plan shall become payable as follows:

(a)
The vested accounts of a Participant whose Service with the Employer has been terminated due to retirement on or after his Early Retirement Date or Normal Retirement Date shall become payable to the Participant upon termination of Service due to such retirement.

(b)
The vested accounts of a Participant whose Service with the Employer has been terminated due to death shall become payable to such Participant's Beneficiary upon termination of Service due to such Participant's death.

(c)
The vested accounts of a Participant whose Service has been terminated for reasons other than his retirement on or after his Early Retirement Date or Normal Retirement Date or his death shall become payable upon the occurrence of an event which would have resulted in a distribution had the Participant remained in the employ of the Employer (i.e., the Participant's death, Early Retirement Date or attainment of Normal Retirement Age), subject to the Mandatory Distribution provisions of Section 10.02; provided, however, at the election of the Participant, the Plan Administrator shall direct that the vested accounts of such Participant be distributed as soon as administratively feasible after such Participant's termination of Service, or after such Participant's request, if later.

Except as provided in Sections 10.04, 10.07, 10.08, 10.09 and 6.10, no distributions shall be made until a Participant terminates Service with the Employer. Subject to the provisions of Sections 10.02 and 10.03, distributions shall commence as soon as administratively feasible after the date on which the amount of the benefit becomes payable or, in the case of a distribution requiring the Participant’s consent, after the date of such consent. Subject to the foregoing, and notwithstanding anything in the Plan to the contrary, amounts held in a Participant's Deferred Income Account and/or Qualified Non-Elective Contribution Account may not be distributable (including any offset of loans) earlier than:

(a)	a Participant's severance from employment, death, or disability;

(b)	a Participant's attainment of age fifty-nine and one-half (59 1/2);

(c)	the proven financial hardship of a Participant; or

(d)
the termination of the Plan without the Employer maintaining another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) or 409(a) of the Code, a simplified employee pension plan as defined in Section 408(k) of the Code, a SIMPLE IRA plan as defined in Section 408(p) of the Code, a plan or contract described in Section 403(b) of the Code or a plan described in Section 457(b) or (f) of the Code) at any time during the period beginning on the date of plan termination and ending 12 months after all assets have been distributed from the Plan. Such a distribution must be made in a lump sum, as defined in Section 401(k)(10)(B)(ii) of the Code.

Notwithstanding the provisions of Section 3.59 treating an individual receiving differential wage payments as an Employee of the Employer, for purposes of Section 401(k)(2(B)(i))(I) of the Code and this Section, an individual is treated as having been severed from employment during any period the individual is performing service in the uniformed services described in Section 3401(h)(2)(A) of the Code.
In determining the value of the vested portion of the accounts of a Participant to be distributed, the Participant’s accounts shall be valued as of the first day of the Plan Year in which a distribution is made, or, if later, as of the last Valuation Date immediately preceding the distribution. For this purpose, the Participant’s Employer Stock Accounts shall be valued based on the number of shares of Employer Stock allocable to such accounts and the market value per share determined as of such date.
The Trustee shall have a reasonable time after receiving instructions from the Plan Administrator to make payments in conformity with such instructions and when the payments have been made the Trustee shall advise the Plan Administrator. During the period between the termination of a Participant’s Service and the Valuation Date immediately preceding the distribution, the Participant’s account or accounts shall continue to share in Net Earnings of the Fund and dividends on Employer Stock but shall not share in Employer contributions or Forfeitures. A Participant shall not receive Net Earnings or dividends during the period between such Valuation Date and the date of distribution.

10.02    Mandatory Cash Out of Benefits. In the event the total vested interest of a Participant in his Aggregate Accounts (but excluding his Rollover Account, if any) is not greater than One Thousand Dollars ($1,000) at the date of distribution of benefits, the entire vested interest of the Participant shall be distributed in a lump sum to the Participant (or to the Participant’s Beneficiary if the Participant has died), whether or not the Participant consents to the distribution and without regard to the remaining provisions of this Article X or the provisions of Article XI, except the direct rollover provisions of Section 11.05 and the right to demand distribution in the form of Employer Stock under Section 11.04 (a “mandatory distribution”). Such a mandatory distribution shall be made as soon as administratively feasible after the Participant’s termination of Service and receipt of the Participant’s election as to a Direct Rollover as provided in Section 11.05. In the event no election as to a Direct Rollover is received from the Participant by the end of the thirty day period following notice to the Participant of his right to elect a Direct Rollover, distribution shall be made as soon as administratively feasible thereafter in accordance with the default procedure under Section 11.05.
For purposes of this Section and Section 10.03, the balance in a Participant’s Rollover Account, if any, shall not be included in determining the value of the Participant’s vested interest in his Aggregate Accounts, but the balance in a Participant's Transfer Account, if any, shall be included.
10.03    Deferral of Benefit Payments. In the event the present value of the Participant’s total vested interest in his Aggregate Accounts (as determined under Section 10.02) exceeds One Thousand Dollars ($1,000), and the Participant’s benefit is payable prior to the time the Participant attains the later of age sixty-two (62) or his Normal Retirement Age, the Participant must consent to the distribution. Such consent must be obtained within the one hundred eighty (180) day period ending on the Annuity Starting Date.
The Plan Administrator shall notify the Participant of the right to defer any distribution. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan and shall be provided no less than thirty (30) days and no more than one hundred eighty (180) days prior to the Annuity Starting Date. The consent of the Participant is not required if a distribution is required under Section 401(a)(9) or Section 415 of the Code. Such distribution may commence less than thirty (30) days after the notice required under Section 1.411 (a)-11(c) of the Income Tax Regulations is given, provided that:

(a)
the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

(b)	the Participant after receiving the notice, affirmatively elects a distribution.
10.04    Required Distribution. Unless a Participant elects to defer receipt of his benefits, payment must begin no later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events shall occur: (a) the Participant reaches the earlier of age sixty-

five (65) or Normal Retirement Age, (b) the termination of the Participant’s Service with the Employer, or (c) the tenth anniversary of the year in which the Participant commenced participation in the Plan. Notwithstanding any other provisions of this Plan, distributions must commence no later than the Participant’s “required beginning date.”
The required beginning date of each Participant shall be April 1 of the calendar year following the later of (a) the calendar year in which the Participant attains age seventy and one-half (70½) or (b) the calendar year in which the Participant retires. The preceding sentence shall not apply to a five percent owner (as defined in the definition of Key Employee in Article III of this Agreement) and the required beginning date as to such five percent owner shall be April 1 of the calendar year following the calendar year in which such owner attains age seventy and one-half (70½).
10.05    Time of Benefit Payments. Notwithstanding any other provisions of the Plan, a Participant may elect for the Participant’s account balance to be distributed commencing not later than one (1) year after the close of the Plan Year (a) in which the Participant separates from Service on or after Normal Retirement Date, or due to his disability or death, or (b) which is the fifth (5th) Plan Year following the Plan Year in which the Participant otherwise separates from Service, unless the Participant is reemployed before the distribution is required to begin under this clause (b).
10.06    Repayment of Distribution on Rehire. In the event a Participant terminates Service and receives a distribution at a time when the Participant is less than one hundred percent (100%) vested in his Excess Non-Elective Contribution Accounts and/or Matching Non-Elective Contribution Accounts and the Participant is reemployed prior to incurring five (5) consecutive one (1) year Breaks in Service, the Participant’s accounts shall be restored to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution. Such repayment must be made before the earlier of (a) five (5) years after the first date the Participant is reemployed by the Employer, or (b) the close of the five (5) consecutive one (1) year Breaks in Service commencing after the distribution, or Forfeiture if the Participant is not vested. If the value of a Participant’s vested Excess Non-Elective Contribution Accounts and Matching Non-Elective Contribution Accounts is zero (0), the Participant shall be deemed to have received a distribution of zero (0). If a Participant described in the preceding sentence resumes employment covered under the Plan before incurring five (5) consecutive one (1) year Breaks in Service, such Participant’s Excess Non-Elective Contribution Accounts and Matching Non-Elective Contribution Accounts shall be restored to the amount of such accounts on the date of deemed distribution. The portion of the Excess Non-Elective Contribution Accounts and Matching Non-Elective Contribution Accounts not repaid by the Participant shall first be restored by using Forfeitures as provided in Section 8.06 hereof. Any remaining amounts shall be contributed by the Employer.
10.07    In-Service Distributions. If a Participant remains employed after his Normal Retirement Age, the Plan Administrator, at the election of the Participant, shall direct the Trustee to distribute to the Participant all or a portion of the amount then credited to the Aggregate Accounts maintained on behalf of the Participant. No distribution from the Participant’s accounts shall occur prior to 100% vesting. In the event that such a distribution is made to a Participant, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Eligible

Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Articles XI and XII of this Plan and Trust Agreement.
10.08    Hardship Distributions. A Participant may request a distribution from the Plan for reasons of Hardship. Any such hardship distribution shall only be made from a Participant’s Deferred Income Account, Rollover Accounts and/or Transfer Accounts.
As used throughout this Plan, Hardship shall mean immediate and heavy financial needs of the Participant, where such Participant lacks other available resources. Such needs shall include only the following:

(a)
Unreimbursed medical expenses (described in Section 213(d) of the Code) previously incurred or necessary to obtain medical care on account of accident, sickness, or disability affecting the Participant, the Participant’s spouse, or the Participant’s dependents (as defined in Section 152 of the Code);

(b)
Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant’s spouse, the Participant’s children, or the Participant’s dependents (as defined in Section 152 of the Code);

(c)	Purchase (excluding mortgage payments) of a principal residence for the Participant;

(d)	The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence;

(e)	Payment of burial or funeral expenses for the Participant’s parents, spouse, children or dependents (as defined in Section 152 of the Code);

(f)
Expenses for the repair of damage to the Participant's principal residence that would qualify for the casualty deduction under Section 165 of the Code (determined without regard to whether the loss exceeds ten percent (10%) of adjusted gross income).

Notwithstanding any provisions of the Code or the Treasury Regulations to the contrary, a Participant’s immediate and heavy financial needs shall not include an immediate and heavy need of the Participant’s Beneficiary under the Plan who is not the Participant’s spouse or dependent.
The amount of the hardship distribution shall not exceed the amount required to meet the immediate financial need of the Participant and may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. Hardship distributions shall be made only if the amount requested is not reasonably available from other resources of the Participant. The Participant must show, and the Employer may reasonably rely upon the Participant’s representation, that the need cannot be relieved through any of the following:

(a)	Reimbursement or compensation by insurance or otherwise;

(b)	Reasonable liquidation of the Participant’s assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

(c)	Cessation of deferrals under this Plan; or

(d)
Other distributions or nontaxable (at the time of the loan) loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

The determination of the existence of financial hardship and the amount required to be distributed to meet the need shall be made by the Plan Administrator on the basis of the facts and circumstances. Before a Participant can receive a hardship distribution under this Section, such Participant must have obtained all distributions (other than hardship distributions) and all nontaxable loans (other than hardship loans) currently available under all plans maintained by the Employer. In the event a Participant receives a hardship distribution from the Plan, such Participant shall not be eligible to defer income under the Plan or to make any employee contributions to any other plan of the Employer, except mandatory employee contributions to a defined benefit plan and contributions to any health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of Section 125 of the Code, for six (6) months after receipt of the hardship distribution.
Only one hardship distribution shall be made in any Plan Year. Hardship distributions shall be deemed to be made as of the first day of the Plan Year, and the Participant’s account or accounts from which such hardship distribution is made shall be reduced accordingly.
10.09    Qualified Reservist Distributions. Participants may take penalty-free qualified reservist distributions from the Plan. A qualified reservist distribution is any distribution to a Participant if: (a) such distribution is made from the Participant’s Elective Contributions, (b) such Participant was ordered or called to active duty for a period in excess of 179 days or for an indefinite period after September 11, 2001, and (c) such distribution is made during the period beginning on the date of such order or call and ending at the close of the active duty. This Section applies to distributions after September 11, 2001.
If an individual elects to receive a qualified reservist distribution, he may not make an Elective Contribution or other employee contribution to the Plan during the six-month period beginning on the date of such distribution.
10.10    Death Benefit During Qualified Military Service. In the case of the death of a Participant occurring on or after January 1, 2007 while such Participant is performing Qualified Military Service, the Beneficiaries of such Participant shall be entitled to such additional benefits (other than benefit accruals related to the period of Qualified Military Service) provided under the Plan as if the Participant had resumed Service with the Employer and then terminated employment on account of death.
ARTICLE XI
FORM OF DISTRIBUTION OF BENEFITS

11.01    Election of Form of Benefits. A Participant entitled to benefits under the Plan shall be provided with the options for distribution of benefits outlined herein. Subject to the provisions hereof, the method of distribution and other elections related thereto shall be made at the time and in the manner required by Plan Administrator. Any election concerning any benefits under this Plan may be revoked and another election made at any time prior to the day of the commencement of benefit payments. In the event a Participant dies without making an election, the Participant’s Beneficiary may elect the form of benefit subject to the provisions of this Plan. Upon receipt of a Participant’s election, the Plan Administrator shall direct the Trustee as to the time and method of payment of benefits, subject to the provisions of this Plan and Trust Agreement. The Trustee shall have a reasonable time after receiving instructions from the Plan Administrator to make payments in conformity with such instructions and when the payments have been made the Trustee shall advise the Plan Administrator.
11.02    Normal Form/Optional Methods of Benefit Distributions. Subject to the provisions of Article XII, each Participant (or Beneficiary, if the Participant has not elected) whose total vested interest in the Plan at the date of distribution (as determined under Section 10.02) exceeds One Thousand Dollars ($1,000), may elect to receive benefits as follows:

(a)	In a single lump-sum payment only (the "normal form").

(b)
With respect to required minimum distributions only, in monthly, quarterly, semi-annual or annual installments as elected by the Participant that meet the requirements of Article XII of this Plan and Trust Agreement. If the account is being paid in installments or held in Trust in accordance with any such election, the account shall continue to share proportionately in the Net Earnings of the Trust in accordance with the provisions hereof.

11.03    Distribution In Employer Stock or Cash. Subject to a Participant’s right to demand distribution of Employer Stock as provided in Section 11.04, distributions of benefits from the Plan shall be made in shares of Employer Stock or cash or a combination of Employer Stock and cash, provided that Rollover Accounts, Transfer Accounts and any portion of an account which the Participant has elected to diversity as provided in Section 24.04 shall not be distributed in Employer Stock. Notwithstanding the preceding, however, if the charter or bylaws of the Employer restrict ownership of substantially all shares of Employer Stock to Employees or a trust which meets the requirements of Section 401(a) of the Code, as provided under Section 409(h)(2) of the Code, the Plan Administrator shall distribute all Participant's benefits solely in cash; and, further, the right to demand distribution in the form of Employer Stock as provided in Section 11.04 shall not be applicable.
11.04    Right to Demand Employer Stock. Except as provided in Section 11.03, each Participant (or his Beneficiary if such right has not been exercised by the Participant) shall have the right to demand that his benefits be distributed in the form of Employer Stock (with the value of any fractional share paid in cash). To the extent necessary to make distributions, amounts allocated to the Participant's Other Investments Accounts may be used to acquire for distribution the maximum number of whole shares of Employer Stock than can be acquired at the then fair market value. If Employer Stock is not available for purchase by the Trustee, the Trustee shall hold the balance of the Participant's accounts in accordance with the Plan until Employer Stock is acquired and then make the distribution, subject to Section 10.04. A Participant's Rollover Account, Transfer Account, the portion of any account which the Participant has elected to diversify as provided in Section 24.04, and the portion of any account which the Participant had the option to invest in Employer Stock pursuant to Section 24.05 but elected to invest in other investments, shall not be subject to the right to demand distribution in the form of Employer Stock. The Plan Administrator must advise the Participant (or Beneficiary) of his right to demand a distribution in the form of Employer Stock at the time a distribution becomes payable and prior to making such distribution. Such right shall expire, if not exercised, within thirty (30) days after the date such notice is given to the Participant or Beneficiary.
11.05    Direct Rollover. In the event a Distributee is entitled to receive an Eligible Rollover Distribution under this Plan, such Distributee may elect to have the Trustee pay all or any portion of such distribution, which would otherwise be includible in gross income, directly to one or more Eligible Retirement Plans specified by the Distributee in a Direct Rollover. In the event the Distributee elects to have only a portion of the Eligible Rollover Distribution paid in a Direct Rollover, such portion must be equal to at least five hundred dollars ($500.00). An election for a Direct Rollover with respect to one payment in a series of periodic payments will apply to all subsequent payments in the series, unless the Distributee changes the election with respect to subsequent payments. A Distributee electing a Direct Rollover must provide the Plan Administrator with the name of the Eligible Retirement Plan and any other information required by the Plan Administrator or the Trustee to make the Direct Rollover.
For purposes of this Section, the following definitions shall apply:

(a)	Direct Rollover shall mean a payment of benefits by the Plan to the Eligible Retirement Plan specified by a Distributee.

(b)
Distributee shall mean a Participant, a surviving spouse of a Participant or an alternate payee under a Qualified Domestic Relations Order who is a spouse or former spouse of a Participant. Effective for distributions on or after January 1, 2009, Distributee shall also mean a non-spouse Beneficiary who is a designated beneficiary within the meaning of Section 401(a)(9)(E) of the Code; provided, however, any distribution to a non-spouse Beneficiary made prior to January 1, 2010 is not subject to the direct rollover requirements of Section 401(a)(31) of the Code (including Section 401(a)(31)(B) of the Code), the notice requirements of Section 402(f) of the Code, or the mandatory withholding requirements of Section 3405(c) of the Code. If a non-spouse Beneficiary receives a distribution from the Plan, the distribution is not eligible for a 60-day rollover.

(c)
Eligible Retirement Plan shall mean (i) an individual retirement account described in Section 408(a) of the Code, including a Roth IRA as further provided below, (ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), (iii) a qualified trust described in Section 401(a) of the Code that is a defined contribution plan, the terms of which permit the acceptance of rollover distributions, (iv) an annuity plan described in Section 403(a) of the Code, (v) an annuity contract described in Section 403(b) of the Code, and (vi) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state which agrees to separately account for amounts transferred to such plan from the Plan. This definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order. However, in the case of a distribution to a non-spouse Beneficiary of a Participant, an Eligible Retirement Plan shall mean only an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code established to receive the distribution on behalf of the Beneficiary that will be treated as an inherited IRA pursuant to the provisions of Section 402(c)(11) of the Code. For distributions made after December 31, 2007 an Eligible Retirement Plan shall also include a Roth IRA as described in Section 408(a) of the Code; however, for taxable years beginning prior to January 1, 2010, the income restrictions that apply to a rollover from a traditional IRA into a Roth IRA shall apply to rollovers of any amounts except for amounts attributable to Roth contributions and earnings thereon, if any.

(d)	Eligible Rollover Distribution shall mean any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include:

(1)	Any distribution during a year in which such distributions to the Distributee from this Plan are reasonably expected to total less than two hundred dollars ($200.00),

(2)
Any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten (10) years or more,

(3)	Any distribution to the extent such distribution is required under Section 401(a)(9) of the Code,

(4)	The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Stock), and

(5)	Any distribution on account of hardship.

For distributions made after December 31, 2008, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion is not includable in gross income. However, such portion may be transferred only to (a) an individual retirement account or annuity described in Section 408(a), or (b) of the Code, to a qualified plan described in Section 401(a) or 403(a) of the Code or a 403(b) annuity that agrees to separately account for amounts so transferred and the earnings on these amounts.
In the event of a mandatory distribution under the provisions of Section 10.02 hereof, a distribution to a Beneficiary or a distribution to an alternate payee under a Qualified Domestic Relations Order, if the Distributee does not notify the Plan Administrator of his election to have such distribution either (a) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover or (b) paid directly to the Distributee within thirty (30) days of being provided with notice of such right, such distribution shall be paid directly to the Distributee subject to applicable tax withholding requirements. Such distribution shall be made in cash, Employer Stock or a combination of both unless the Participant or Distributee, as applicable, has exercised his right to demand Employer Stock as provided in Section 11.04 within thirty (30) days of being provided with notice of such right or as of the date of the distribution, if later.
11.06    Payment In Event of Legal Disability. Whenever and as often as any person entitled to payment hereunder shall be under a legal disability or otherwise unable to apply such payments to the person’s own best interest and advantage, the Plan Administrator may, subject to the terms of this Plan, direct that payment thereof be made to the legal guardian or conservator of such person, if any, and if none, such payments may be made in any one or more of the following ways: (a) directly to such person; (b) to the person’s spouse, or parent, or to another adult with whom such person resides; (c) or to any other person, to be expended for the benefit of the Participant; or (d) in the event such person is a minor, to a custodian for such person under the Uniform Transfer to Minors Act or the Uniform Gift to Minors Act, if such is permitted by the laws of the state in which said person resides. Such a payment to the legal guardian or conservator, spouse, parent, other adult, or custodian for the benefit of such person shall fully discharge the Trustee, Employer, Plan and Plan Administrator from further liability on account thereof.
11.07    Location of Participant or Beneficiary Unknown. Each Participant and each Beneficiary of a deceased Participant shall file with the Plan Administrator, from time to time, the Participant’s or Beneficiary’s post office address and each change of post office address. Any communication, statement or notice addressed to a Participant or Beneficiary at the last known post office address shall be binding on the Participant or Beneficiary for all purposes of the Plan. Neither the Plan Administrator nor the Trustee shall be obligated to search for, or ascertain the whereabouts of, any Participant or Beneficiary. In the event that all, or any portion, of a Participant's benefit under the Plan becomes payable in accordance with the provisions hereof, to a Participant or Beneficiary hereunder and remains unpaid solely by reason of the inability of the Plan Administrator to ascertain the whereabouts of such Participant or Beneficiary after the Employer or the Trustee shall mail by registered or certified mail, postage prepaid, to the last known address of such Participant or Beneficiary a notification that he is entitled to a distribution hereunder, and said notification is returned by the Post Office as being undeliverable because the addressee cannot be located at the address indicated, and after further efforts to locate the Participant or Beneficiary, the amount so distributed shall be treated as a Forfeiture under the terms of the Plan. Notwithstanding the foregoing, if the value of a Participant's vested benefit (as defined under Section 10.02) does not exceed One Thousand and No/100 Dollar ($1,000.00), then the amount distributable may, in the sole discretion of the Plan Administrator, either be treated as a Forfeiture, or be paid directly to an individual retirement account described in Section 408(a) of the Code or individual retirement annuity described in Section 408(b) of the Code for the benefit of such Participant or Beneficiary at the time it is determined that the whereabouts of the Participant or the Beneficiary cannot be ascertained. However, in the event that a claim for benefit is ever made by the Participant or Beneficiary subsequent to any such Forfeiture, the benefit shall be reinstated by the Employer in the exact amount that was forfeited and paid to the Participant or Beneficiary under the terms of this Plan. However, regardless of the preceding, a benefit which is lost by reason of escheat under any applicable state law is not treated as a forfeiture for purposes of this Section or as an impermissible forfeiture under the Code.
ARTICLE XII
MINIMUM DISTRIBUTION REQUIREMENTS
12.01    General Rules. The provisions of this Article XII apply for purposes of determining required minimum distributions under this Plan. The requirements of this Article take precedence over any inconsistent provisions of the Plan. All distributions required under this Article will be determined and made in accordance with the Treasury Regulations under Section 401(a)(9) of the Code. In no event shall a distribution be less than the amount required by Section 401(a)(9) of the Code, including the minimum distribution incidental benefit, as provided in and determined under the Treasury Regulations thereunder.
12.02    Allowable Distribution Periods. As of the first distribution calendar year, distributions to a Participant, if not made in a lump sum, shall be made only over one of the following periods (or a combination thereof):

(a)	the life of the Participant,

(b)	the joint lives of the Participant and the Participant’s designated Beneficiary,

(c)	a period certain not extending beyond the life expectancy of the Participant, or

(d)	a period certain not extending beyond the joint life and last survivor expectancy of the Participant and the Participant’s designated Beneficiary.
12.03    Time and Manner of Distribution. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)	If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70½, if later.

(b)
If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)
If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)
If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 12.03, other than Section 12.03(a) above, will apply as if the surviving spouse were the Participant.

For purposes of this Section 12.03, Section 12.06 and Section 12.07, unless Section 12.03(d) above applies, distributions are considered to begin on the Participant’s required beginning date. If Section 12.03(d) above applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 12.03(a) above. If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 12.03(a) above), the date distributions are considered to begin is the date distributions actually commence.
12.04    Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 12.05, 12.06 and 12.07 of this Article. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury Regulations thereunder.
12.05    Required Minimum Distributions During Participant’s Lifetime. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)
the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)‑9, Q&A-2, of the Treasury Regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b)
if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)‑9, Q&A-3, of the Treasury Regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

Required minimum distributions will be determined under this Section 12.05 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death
12.06    Required Minimum Distributions After Participant’s Death - Death on or After Date Distributions Begin. If distributions to a Participant have commenced and such Participant dies before his entire interest has been distributed to him, the remaining portion of his interest shall be distributed as follows:

(a)
If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1)	The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2)
If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(3)
If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b)
If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
12.07    Required Minimum Distribution After Participant’s Death - Death Before Date Distributions Begin. If distribution of a Participant’s interest has not commenced and such Participant dies, the Participant’s entire interest shall be distributed as follows:

(a)
If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 12.06(a).

(b)
If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c)
If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 12.03(a), distributions under this Section will be determined as if the surviving spouse were the Participant.

12.08    Definitions. The following definitions apply for purposes of this Article XII.

(a)
Designated beneficiary. The individual who is designated as the Beneficiary under Article XIV of this Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)‑4, of the Treasury Regulations.

(b)
Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 12.02.

The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

(c)	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)‑9, Q&A-1, of the Treasury Regulations.

(d)
Participant’s account balance. The account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

(e)	Required beginning date. The date specified in Section 10.04 of this Plan and Trust Agreement.
12.09    Special Rule for 2009. Notwithstanding the provisions of Section 10.04 and the provisions of this Article, a Participant or Beneficiary who would have been required to receive a required distribution for 2009 but for the enactment of Section 401(a)(9)(H) of the Code (“2009 RMDs”), and who would have satisfied that requirement by receiving distributions that are (a) equal to the 2009 RMDs or (b) one or more payments in a series of substantially equal distributions (that include the 2009 RMDs) made at least annually and expected to last for the life (or life expectancy) of the Participant, the joint lives (or joint life expectancy) of the Participant and the Participant’s designated Beneficiary, or for a period of at least 10 years (“Extended 2009 RMDs”), will not receive those distributions for 2009 unless the Participant or Beneficiary chooses to receive such distributions. Participants and Beneficiaries described in the preceding sentence will be given the opportunity to elect to receive the distributions described in the preceding sentence. In addition, notwithstanding Section 11.05 of the Plan, and solely for purposes of applying the direct rollover provisions of the Plan, 2009 RMDs and Extended 2009 RMDs will be treated as eligible rollover distributions.
ARTICLE XIII
RESTRICTIONS ON EMPLOYER STOCK
13.01    Put Option. If a Participant, his Beneficiary, donees, estate and its distributees (referred to as "Payee") receives a distribution in shares of Employer Stock and at the time of distribution such shares are not "readily tradable on an established market" (as defined in Regulation Section 1.401(a)(35)-1(f)(5), then, only as to those shares, the Payee shall have the right to require the Employer to repurchase such shares under the terms set forth below.

(a)
The Employer shall issue a "Put Option" to each Payee receiving a distribution of Employer Stock from the Trust. The Put Option shall permit the Payee to sell such Employer Stock to the Employer, at any time during two options periods, at the then fair market value. Fair market value shall mean the value of the Employer Stock as determined using the method set out in Treasury Regulation Section 54.4975-11(d)(5).

(b)	The first Put Option period shall begin upon the date of distribution of Employer Stock. The Payee shall have sixty (60) days after the date of distribution of the

Employer Stock to give the Employer written notice requiring the Employer to repurchase all or any part of the shares at fair market value. If such notice is not timely made, the Payee's Put Option will lapse temporarily.

(c)
The second Put Option period shall begin after the close of the Employer's taxable year in which the first Put Option is granted and following a determination of the fair market value of the Employer Stock as of the close of such taxable year. The Employer shall notify each Payee who did not exercise the initial Put Option in full of the fair market value of the Employer Stock. Following receipt of this notice of the value of the Employer Stock, the Payee shall have an additional sixty (60) days to give the Employer written notice requiring the Employer to purchase all or part of such Employer Stock. If not exercised in this period, the Put Option shall permanently expire.

(d)
If the Payee receives a "total distribution" of the Employer Stock and exercises his Put Option, the Employer must pay the option price in a single lump-sum or in substantially equal annual payments over a period beginning not later than thirty (30) days after the exercise of the Put Option and not exceeding five (5) years. Additionally, the Employer must provide adequate security for and pay a reasonable rate of interest on the amount which is unpaid after thirty (30) days.

(e)	If the distribution does not constitute a "total distribution," the Employer shall pay the option price in a single lump-sum not later than thirty (30) days after the exercise of the Put Option.

(f)
For purposes of subparagraphs (d) and (e) above, "total distribution" shall mean the distribution, within one (1) taxable year, to the Participant of the balance to the credit of the Participant's account.

In no event shall the Plan or Trust be obligated under a Put Option. However, the Trust may assume the Employer's rights and obligations under the Put Option at the time the Put Option is exercised.
If Employer Stock is publicly traded without restrictions when distributed but becomes subject to a trading restriction within the option period, the Employer must give each Payee, on or before the tenth (10th) day after the Employer Stock ceases to be readily tradable an option to put the restricted Employer Stock to the Employer for the remainder of the period set out in (b) and (c) above. The notice must contain the terms of the Put Option. If the notice is given late, the number of days between the tenth (10th) day and the actual date of notice is added to the Put Option.
For purposes of this Section, Employer shall mean, if the Employer is prohibited by law from redeeming or purchasing its own securities, any Affiliated Employer who is not precluded by law from purchasing such Employer Stock. In addition, if it is known at the time a loan is made that Federal or State law will be violated by the Employer honoring such put option, the put option must permit the Employer Stock to be put, in a manner consistent with such law, to a third party

(e.g., an affiliate of the Employer or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.
13.02    Right of First Refusal. All shares of Employer Stock distributed pursuant to the Plan at the time the Employer Stock is not "readily tradable on an established market" (as defined in Treasury Regulation Section 1.401(a)(35)-1(f)(5) (hereinafter referred to as "Restricted Shares"), shall be subject to a right of first refusal in favor of the Employer and the Trustee of the Trust, in any order of priority determined by the Employer. For this purpose, "Employer" shall have the same meaning as in Section 13.01 above. In the event that any Payee of Restricted Shares ever should desire to sell, transfer, pledge, assign, hypothecate or otherwise dispose of any part or all of his Restricted Shares (any such event being hereinafter called a "Disposition" or "Act of Disposition"), such Payee or his personal representative shall give written notice of such Act of Disposition to the Plan Administrator. Such written notice shall include a copy of a written offer made by a third party to purchase such Restricted Shares, clearly setting forth the following terms of such offer by the third party:

(a)	The name and address of each prospective transferee;

(b)	The portion of the Employer Stock of the Payee to be transferred to each prospective transferee; and

(c)
All the terms and conditions of the proposed transfer, including the purchase price which shall be expressed in monetary terms regardless of whether or not the proposed purchase price is payable in property other than money, the payment schedule, and copies of all documents relating to the proposed transfer.

For a period of fourteen (14) days after receipt of such notice, the Employer and the Trustee shall have an option ("Option") to purchase any part or all of the Restricted Shares at a price not less favorable to the seller than the greater of the fair market value of the Restricted Shares determined under Treasury Regulation Section 54.4975-11(d)(5) or the purchase price and other terms offered by the third party (other than the Employer or the Plan) making a good faith offer to purchase such restricted shares. In the event the Payee desires to dispose of his Employer Stock and no written offer has been received, the selling price may be the average of the bid and ask prices quoted, if any, for such shares for ten (10) business days prior to such written offer. If there is no bid or asked price, the Trustee and/or the Employer and the Payee shall make a good faith determination of the market value of the Employer Stock based upon all relevant factors for determining the fair market value of Employer Stock. In the event that either the Employer or the Trustee elects to purchase any part or all of the Restricted Shares pursuant to this provision, then it shall have the same options available as set out in Section 13.01(d) and (e) above with regard to payment for such Employer Stock.
If at the expiration of the Option neither the Employer elected to redeem nor the Trustee elected to purchase all of the Payee's Employer Stock which is subject to the Option under this Section, then the Payee may make a bona fide offer of sale of said Employer Stock to a third party. Such offer shall be made only to the person or entity identified in the notice required above, and shall be made only upon the terms and conditions and for the consideration specified in the notice.

The Payee may not transfer the Employer Stock to any other person or entity or on terms or conditions which are different than those stated in the required notice. Such transfer must be made by the Payee within thirty (30) days after the expiration of the Option, and no transfer may be made after the expiration of such thirty-day period without the Payee again complying with the restrictions contained in this Section.
The Restricted Shares subject to the provisions of this Section 13.02 shall be subject to the following additional conditions and restrictions:

(a)
No Restricted Shares shall be transferred upon the books of the Employer, nor shall any sale or transfer or other disposition thereof be made, unless and until all of the terms and conditions of this Section of the Plan are first complied with, and in the case of violation of these provisions by the attempt to transfer any Restricted Shares without compliance with the terms hereof, the Employer and the Trustee shall have the right to compel the owner or transferee to transfer and deliver such Restricted Shares in accordance with the terms of the Option provided herein.

(b)	Each certificate evidencing the ownership of such Restricted Shares shall contain the following legend:
"The shares represented by this certificate are transferable only upon compliance with the terms of the COMMUNITY TRUST FINANCIAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN, which grants to Community Trust Financial Corporation a right of first refusal, a copy of which Plan being on file in the office of the Company.

(c)
All the conditions, covenants and Options herein contained shall be binding upon the Employer, the Trustee, payees of Restricted Shares, and their respective heirs, executors, administrators and assigns, as well as any receiver or trustee in bankruptcy or insolvency or holders of Restricted Shares.

ARTICLE XIV
BENEFICIARIES
14.01    Designation of Beneficiary. Each Participant shall designate as a Beneficiary the person or persons to whom the Participant’s share of the Fund shall be paid in the event of death. The designation shall be at the time and in accordance with procedures established by the Plan Administrator and may include contingent or successive Beneficiaries. The Beneficiaries may be changed at any time or times by the Participant revoking all prior designations and filing a new designation with the Plan Administrator.
The spouse of a married Participant must be his Beneficiary unless the spouse consents to the specific Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) designated. Any such designation may be changed without further spousal consent provided the prior consent of the spouse expressly permits such designation to be changed by the Participant without any requirements of further consent by the spouse. All spousal consents must (a) be in writing or in such other form allowed under the Code and/or the Treasury Regulations thereunder, (b) acknowledge the effect of such designation, and (c) be witnessed by a Plan representative or a notary public.
Notwithstanding anything in this Section to the contrary, if a Participant has designated his spouse as a Beneficiary, then a divorce decree that relates to such spouse shall revoke such designation of the spouse as a Beneficiary unless the decree or a Qualified Domestic Relations Order provides otherwise.
14.02    Deemed Beneficiary. If a Participant dies without having a Beneficiary designation then in force or if all the Beneficiaries designated by a Participant predecease the Participant, the surviving spouse of such deceased Participant (whether or not such spouse remarries after the Participant’s death) shall be deemed to be the Beneficiary, or if no spouse survives him the Plan Administrator shall direct the Trustee to distribute the Participant’s benefits as follows:

(a)	the Participant's children, including adopted children, per stirpes;

(b)	if no children or their descendants survive the Participant, to the Participant's surviving parents, in equal shares; or

(c)	if none of the preceding survive the Participant, to the estate of the last to die of the Participant, his spouse and his Beneficiary or Beneficiaries.
If after six months following the death of a Participant the Plan Administrator has no actual knowledge that a spouse survived the Participant, the Plan Administrator may conclusively assume that no spouse survived such Participant, and the Plan Administrator shall be fully protected in making distribution accordingly.
14.03    Death of Beneficiary. If all Beneficiaries who were designated by a deceased Participant and who survived him shall die prior to the final and complete distribution of the Participant’s total vested accounts from the Plan, then, upon the death of the last to survive of said designated Beneficiaries, the estate of the last of said designated Beneficiaries to survive shall be deemed to be the Beneficiary of the unpaid portion of such deceased Participant’s account balance.
ARTICLE XV
TERMINATION AND MERGER
15.01    Termination. By establishing a Plan hereunder the Employer represents such Plan is intended to be a permanent and continuing program for providing retirement benefits to the Participants therein, but the Sponsor nevertheless reserves the right to terminate its Plan at any time. The officers of the Sponsor, upon authorization of the Board, may terminate this Plan by filing with the Trustee and Plan Administrator (unless the Sponsor is serving as Plan Administrator) notice of termination. The complete discontinuance of Employer contributions hereunder shall effect an automatic termination of the Plan. The complete cessation of active operation of the business or profession of the Employer with respect to which the Plan was established shall effect an automatic termination of the Plan, unless the Plan is continued by another employer.
15.02    Vesting on Termination. Each affected Participant’s interest shall be nonforfeitable to the extent funded upon actual termination, partial termination, or complete discontinuance of contributions, without regard to any formal written notice. Any such termination of the Plan shall be deemed to effect a termination of employment of each Participant for purpose of the Plan, and the Sponsor shall direct the distribution of the assets of the Trust to Participants in a manner consistent with the provisions of Article XI hereof as if each Participant had terminated Service with the Employer on the date of termination of the Plan. The Sponsor may elect to establish a wasting trust for the distribution of the Trust assets.
15.03    Merger. This Plan and Trust may be merged or consolidated with another plan which allows for mergers or consolidations; or the assets and liabilities of the Trust Fund may be transferred to another trust fund held under any other qualified plan of deferred compensation maintained or established for the benefit of all or some of the Participants of the Plan. In the event of such merger, consolidation or transfer, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

(a)
each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

(b)	the Employer under this Plan and any new or successor employer of the affected Participants authorize such transfer of assets; and

(c)	such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.
ARTICLE XVI
AMENDMENT
16.01    Amendment by Sponsor. By written instrument, the officers of the Sponsor, upon authorization of the Board, shall have the right at any time and from time to time to amend or modify this Agreement, retroactively if required, in whole or in part as the Board may deem necessary or advisable without the consent of any Participant, former Participant or Beneficiary; except:

(a)	No amendment shall increase the duties, responsibilities or liabilities of the Trustee or other Fiduciary without the consent of the Trustee or Fiduciary;

(b)
No amendment shall have the effect of vesting in the Employer any interest in or control over any funds subject to the terms of the Trust or diverting any funds for any purpose other than for the exclusive benefit of the Participants, former Participants and their Beneficiaries;

(c)
No amendment shall have any retroactive effect so as to deprive any Participant, former Participant or Beneficiary of any accrued or vested interest under the Plan unless such amendment is required to comply with mandatory provisions of the Code or any other applicable federal statute or any official regulations or rulings issued thereunder; and

(d)
No amendment shall eliminate or restrict an optional form of benefit or an early retirement benefit or retirement-type subsidy (as defined in regulations) with respect to benefits accrued at the time of the amendment. The preceding sentence shall not apply to an amendment that eliminates a redundant, non-core or burdensome benefit in accordance with the provisions of Treasury Regulation Section 1.411(d)-3 or an amendment otherwise allowed under the provisions of that Section or Treasury Regulation Section 1.411(d)-4 Q&A2.

All amendments to this Plan by the Sponsor shall automatically apply to all Employers, including all Participating Employers, without any action required on the part of such Employers.
16.02    Vested Interests. If any amendment directly or indirectly affects the computation of the nonforfeitable percentage of an Employee’s rights to Employer-derived benefits, or if the Plan is deemed amended by an automatic change to or from a Top Heavy vesting schedule, any Participant who has completed three (3) or more Years of Service with the Employer may, upon request to the Plan Administrator within sixty (60) days after the later of: (i) the date the Plan amendment is adopted, (ii) the date the Plan amendment becomes effective, or (iii) the date the Participant is notified of the Plan amendment by the Employer or Plan Administrator, elect to have his nonforfeitable percentage computed without regard to such amendment. No amendment shall have the effect of decreasing a Participant’s vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or the date it becomes effective.
ARTICLE XVII
PLAN ADMINISTRATION
17.01    Plan Administrator. The Plan shall be administered solely by the Plan Administrator. The Plan Administrator shall have the sole authority to control and manage the operation and administration of the Plan, subject to the provisions of this Plan and Trust Agreement. Unless otherwise designated, the Sponsor shall be the Plan Administrator. However, the Sponsor may designate, by direction of its Board, an administrative committee or other responsible person to serve as Plan Administrator. The Plan Administrator has specific authority to allocate any or all Fiduciary responsibilities to another responsible party.
17.02    Compliance With ERISA. The Plan Administrator shall exercise or delegate such authority and responsibility that it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participant’s Service, account balances and the percentage of such account balances which are nonforfeitable under the Plan; notifications to Participants; summary plan descriptions; registration with the Internal Revenue Service; and annual reports to the Department of Labor.

17.03    Additional Duties and Authority. In addition, the Plan Administrator shall have full power and authority within the limits provided by the Plan:

(a)
To determine all questions arising in the Plan’s administration, including the interpretation of all Plan provisions and the power to determine the rights or eligibility of Employees and Participants and to determine the amount, manner and time of payment of any benefits and matters involving distributions from the Trust in accordance with the terms of this Agreement, and its decision shall be final and binding upon all persons hereunder;

(b)	To adopt such rules and regulations as it may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its purposes;

(c)	To sign all forms, reports, letters or other documents that may be required;

(d)
To enforce the Plan in accordance with its terms and to appoint and employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel;

(e)
To establish a funding policy and the Sponsor shall furnish all information regarding Employees required to formulate this policy to the Plan Administrator. The Plan Administrator or its delegate shall formulate a funding policy considering the short and long-range financial needs of the Plan;

(f)	To prepare and distribute within the time prescribed by law such forms and information concerning the Plan as may be required by ERISA or other applicable law;

(g)	To do all other acts in its judgment necessary or desirable for the proper and advantageous administration of the Plan; and

(h)	To direct the Trustee with respect to the maturity of benefits and all matters involving distributions from the Trust.
17.04    Reliance on Information. The Plan Administrator may rely on all information supplied by the Sponsor and shall have no duty to verify such information.
17.05    Bonding. The Sponsor shall provide all bonding necessary to cover the Plan Administrator and any Fiduciary appointed by the Plan Administrator and may provide Fiduciary insurance for any potential liability, including liability or losses occurring by reason of the act or omission of the Plan Administrator.
17.06    Employer/Sponsor Responsibility. The Sponsor shall provide all necessary clerical, bookkeeping and stenographic help and facilities that may be necessary to enable the Plan Administrator to perform its functions hereunder and shall pay all costs thereof. The Plan Administrator may appoint consultants, accountants or other assistants, including the Trustee with its consent, to perform any nondiscretionary functions of the Plan Administrator under its supervision and upon its direction and the costs shall be paid by the Employer or the Plan, as determined by the Sponsor.
17.07    Resignation/Removal of Plan Administrator. Any Plan Administrator, other than the Sponsor, may resign by providing notice of its resignation to the Sponsor. Such resignation shall be effective as of the date provided in the notice of resignation, which date shall be at least thirty (30) days after the notice is provided unless the parties mutually agree to an earlier effective date. The Sponsor may remove any Plan Administrator by providing notice of such removal to the Plan Administrator and such removal shall be effective upon the date of such notice or such subsequent date as shall be provided in such notice. Upon the resignation or removal of the Plan Administrator as herein provided, the Sponsor may designate a successor and, if no successor is designated, the Sponsor shall serve as Plan Administrator.
ARTICLE XVIII
ALLOCATION OF FIDUCIARY RESPONSIBILITIES
18.01    Allocation of Responsibilities. In general, the Employer shall have the sole responsibility for making the contributions. The Sponsor shall have the sole authority to appoint and remove the Trustee and the Plan Administrator. By written instrument, the officers of the Sponsor, upon authorization of the Board, shall have the sole authority to amend or terminate, in whole or in part, the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan. The Trustee shall have the sole responsibility for the management and investment of the assets held under the Trust, except to the extent any such responsibility is herein specifically assigned to the Plan Administrator or other person under this Agreement.
18.02    Fiduciary Obligations. Each Fiduciary shall be required to act and carry out its duties solely in accordance with the provisions of this Plan and Trust Agreement. Furthermore, each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under this Plan and Trust Agreement and is not required under this Plan and Trust Agreement to inquire into the propriety of any such direction, information or action. It is intended under this Plan and Trust Agreement that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and Trust Agreement and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.
ARTICLE XIX
SPENDTHRIFT CLAUSE
19.01    Benefits Nonassignable. Except as provided in Sections 19.02 and 19.03, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.
Once a Participant or Beneficiary begins receiving benefits under this Plan, the Participant or Beneficiary may assign or alienate the right to future benefit payments provided that the provision is limited to assignments or alienations which meet all of the following requirements: (a) they are voluntary and revocable at any time; (b) they do not in the aggregate exceed ten percent (10%) of any benefit payment; and (c) they are neither for the purpose, nor have the effect, of defraying plan administration costs. An attachment, garnishment, levy, execution, or other legal or equitable process is not considered a voluntary assignment or alienation.
Notwithstanding the prohibitions included in this Section, a Participant or Beneficiary may direct the Plan to pay all or a portion of a Plan benefit to a third party, including the Employer, if: (a) such direction is revocable at any time by the Participant or Beneficiary; and (b) the third party files a written acknowledgment with the Plan Administrator stating that the third party has no enforceable right in, or to, any Plan benefit payment or portion thereof (except to the extent of payments actually received pursuant to the terms of the arrangement). This acknowledgment must be filed with the Plan Administrator no later than ninety (90) days after the arrangement is entered into. A blanket written acknowledgment for all Participants and Beneficiaries who are covered under the arrangement with the third party is sufficient.
19.02    Qualified Domestic Relations Orders. Section 19.01 shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order or any domestic relations order entered before January 1, 1986. A Qualified Domestic Relations Order may not require the Plan to provide any form of benefit not allowed under Article XI, may not increase benefits, and may not alter the payment of benefits under an existing Qualified Domestic Relations Order. In the case of any payment under a Qualified Domestic Relations Order before a Participant has separated from Service, such payment may be made at any time regardless of whether the Participant has attained his earliest retirement age (within the meaning of Section 414(p) of the Code); provided that (a) the Qualified Domestic Relations Order provides for or permits distribution at that time and (b) if the present value of the alternate payee’s benefit exceeds $5,000, the alternate payee consents to the distribution. Nothing in this Section gives a Participant a right to receive a distribution at a time not otherwise permitted under the Plan nor does it permit an alternate payee to receive a form of payment not permitted under the Plan.
When a domestic relations order is received by the Plan, the Plan Administrator shall promptly notify the Participant and any alternate payee of the receipt of such order and the Plan’s procedures for determining if the order is a Qualified Domestic Relations Order and, within a reasonable time, the Plan Administrator shall determine if such order meets these requirements.
The Plan Administrator shall notify the Participant, the alternate payee and any other person specified in the order as being entitled to payment of benefits under the order at the address specified in the order of its determination. An alternate payee may designate a representative for receipt of copies of such notices. Unless distributions were being currently made, no distributions of benefits shall occur while this determination is being made by the Plan Administrator. If distributions were occurring prior to receipt by the Plan Administrator of the order, a separate account shall be established to hold any further distributions until a final determination is made by the Plan Administrator.
Upon receipt of a domestic relations order, the Plan Administrator shall review the order, inform the Trustee, and gather such facts as it may deem appropriate. The Plan Administrator may consult with legal counsel for the Plan in such matters. The Plan Administrator shall reach a decision within eighteen (18) months following the date on which the first payment would be required to be made under the order whether it is a Qualified Domestic Relations Order. During this period the Plan Administrator shall separately account for the amounts which would have been payable to the alternate payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If the order (or modification thereof) is qualified, the segregated amounts shall be paid according to the order. If the order is not qualified, any segregated accounts plus earnings thereon shall be returned to their original account. If the Plan Fiduciaries follow these procedures, the Plan and all Fiduciaries shall be relieved of any liability to any Participant or alternate payee. If an order is subsequently found to be a Qualified Domestic Relations Order, all payments shall be prospective only.
19.03    Court Orders and Settlement Agreements. Notwithstanding the provisions of Section 19.01, benefits payable to a Participant under this Plan shall be offset if the Participant is required to pay money to the Plan (a) due to a conviction of a crime against the Plan, (b) under a court order in a civil suit for breach of fiduciary duty under ERISA, or (c) under a settlement agreement with the Department of Labor, or the Pension Benefit Guaranty Corporation, for breach of fiduciary duty. This Section shall apply only to such judgments, orders, and decrees issued, and settlement agreements entered into on or after August 5, 1997. The court order or settlement agreement must expressly provide for the offset of the Participant’s benefits.
ARTICLE XX
VOTING OF EMPLOYER STOCK
20.01    In General. Subject to the provisions of Section 20.02, the shares of Employer Stock held in the Trust at any time shall be voted by the Trustee. However, if any agreement entered into by the Trust provides for voting of any shares of Employer Stock pledged as security for any obligation of the Plan, then such shares of Employer Stock shall be voted in accordance with such agreement.
20.02    Voting Directions By Participants. Notwithstanding the preceding Section, if the Employer Stock is registered under Section 12 of the Securities and Exchange Act of 1934 (or closely held stock exempt from registration under Section 12(g)(2)(H) of the Act), each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which voting rights representing the interest of Employer Stock allocated or credited to the Participant’s accounts are to be exercised. If the Employer Stock is not so registered, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which voting rights of Employer Stock allocated or credited to a Participant’s accounts are to be exercised only with respect to any corporate matter involving the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions as are prescribed in regulations by the Secretary of the Treasury. In either case, a Participant or Beneficiary shall only be entitled to direct the voting of the Employer Stock actually allocated to the Participant’s accounts. The Employer shall provide to each Participant or Beneficiary materials pertaining to the exercise of such rights, containing all of the information distributed to shareholders of the Employer. Neither the Trustee, the Plan Administrator or the Employer shall make recommendations to the Participant or Beneficiary on whether or how to vote.
The Trustee shall vote the shares of Employer Stock for which directions are received in accordance with such directions. Votes representing fractional shares of Employer Stock allocated to Participant’s accounts shall be voted in the same ratio, and for and against each issue, as the applicable vote directed by Participants or Beneficiaries with respect to whole shares of Employer Stock. Shares of Employer Stock allocated to Participants' accounts for which no directions are received by the Trustee and shares of Employer Stock held in the Exempt Loan Suspense Account shall continue to be voted by the Trustee as provided in Section 20.01.
ARTICLE XXI
PROHIBITED ALLOCATIONS
21.01    Prohibited Allocations. In the event the Plan should acquire Employer Stock in a transaction to which Section 1042 of the Code applies, during the Nonallocation Period no portion of the assets of the Plan attributable to (or allocable in lieu thereof) such Employer Stock shall be allocated to the following:

(a)	Any seller who makes an election under Section 1042 of the Code;

(b)	Except for certain lineal descendants as provided in Section 409(n) of the Code, any individual who is related to such seller (as determined under Section 267(b) of the Code); or

(c)	Any Twenty-Five Percent Shareholder.
21.02    Definitions. For purposes of this Section the following definitions shall apply:

(a)
Nonallocation Period shall mean the period beginning on the date of the sale of the Employer Stock and ending on the later of (i) the date which is ten (10) years after the date of the sale, or (ii) the date of the plan allocation attributable to the final payment of acquisition indebtedness incurred in connection with such sale.

(b)
Twenty-Five Percent Shareholder shall mean any person who owns more than twenty-five percent (25%) of (i) any class of outstanding stock of the Employer or any member of a controlled group (as defined in Section 409(l)(4) of the Code) of which the Employer is a member, or (ii) the total value of any class of outstanding stock of the Employer or any member of a controlled group (as defined in Section 409(l)(4) of the Code) of which the Employer is a member. In determining if any person is a Twenty-Five Percent Shareholder, the stock attributable to such person under Section 318 of the Code shall be taken into consideration without regard to the employee trust exception in Section 318(a)(2)(B)(i) of the Code.
21.03    Exception for Twenty-Five Percent Shareholder. Notwithstanding the above provisions, this Section shall not be applicable to any Twenty-Five Percent Shareholder if such Twenty-Five Percent Shareholder was not a Twenty-Five Percent Shareholder (i) at any time during the one-year period ending on the date of the sale of the Employer Stock to which this Section is applicable, or (ii) on the date as of which such Employer Stock is allocated.
ARTICLE XXII
DESIGNATION OF TRUSTEE
22.01    Trustee Appointment and Acceptance. The Sponsor has, by the execution of this Agreement, appointed the Trustee named herein. The Trustee hereby declares that it shall hold in trust, for the purposes herein set forth, and will manage and administer in accordance with the terms of this Agreement, all funds contributed by the Employer together with all earnings, income, additions and appreciation thereon.
22.02    Resignation and Removal. The Trustee may resign upon thirty (30) days' notice to the Sponsor, unless a shorter period is agreed to by the Sponsor. The Sponsor may remove the Trustee at any time upon thirty (30) days' notice of such removal, unless a shorter period is agreed to by the Trustee. In the event of a resignation or removal of the Trustee, the Sponsor shall designate and appoint a qualified successor. Upon acceptance of such appointment by the successor Trustee and the submission to the successor of a detailed and accurate accounting by the resigning or removed Trustee, the resigning or removed Trustee shall assign, transfer and pay over to the successor Trustee the funds and properties then constituting the Trust funds and, upon furnishing the Sponsor and Plan Administrator a written statement of account with respect to the portion of the Plan Year during which such resigning or removed Trustee served as Trustee, shall be relieved of further responsibility with regard to the Trust. The successor Trustee shall have all of the powers, duties and authority herein conferred upon the original Trustee.
22.03    Decisions and Actions of Co-Trustees. During any period of time when the Trustee shall consist of two or more persons (whether individuals, corporations or otherwise), the following provisions shall apply:

(a)	Except as may otherwise be provided in this Plan and Trust Agreement:

(i)	Each such person shall use reasonable care to prevent a co-Trustee from committing a breach of Fiduciary responsibility; and

(ii)
Such persons shall jointly manage and control the Trust assets, except that this subclause (ii) shall not preclude any agreement (and the co-Trustees are hereby authorized to so agree in writing) allocating specific responsibilities, obligations or duties among co-Trustees, in which event a co-Trustee to whom certain responsibilities, obligations or duties have not been allocated shall not be liable, either individually or as a Trustee, for any loss resulting to the

Trust arising from acts or omissions on the part of another co-Trustee to whom such responsibilities, obligations or duties have been allocated.

(b)	Nothing in paragraph (a) above shall limit any liability that a Fiduciary may have under Part 4 of Title I of the ERISA.

(c)	The Trustee shall act by a majority of such persons at the time in office, and such action may be taken either by vote at a meeting or in writing without a meeting.

(d)
Said persons serving as co-Trustees may unanimously designated any one or more co-Trustees to execute any instrument or document on behalf of all, including, but not limited to, the signing or endorsement of any check and the signing of any applications for contracts, and the action of such designated co-Trustee shall have the same force and effect as if taken by all the co-Trustees. In the event of such authorization, all the co-Trustees shall in writing notify the Employer and any other Fiduciaries thereof, and such parties shall be entitled to rely upon such notifications until one or more co-Trustees shall give written notification to the contrary.

22.04    Notice to Trustee. All notices to the Trustee hereunder shall be mailed or delivered to the Trustee at Argent Trust Company, N.A. at its principal office in Shreveport, Louisiana, or at such other address or location to which the Trustee shall direct, in writing, that future notices be provided. The Trustee shall be responsible only for such notices as are actually received by it.
ARTICLE XXIII
POWERS AND RIGHTS OF TRUSTEE
23.01    Powers and Authority of Trustee. Except as otherwise herein expressly provided, the administration and management of the Trust herein created, the sale and conveyance of the Trust assets, the investment and reinvestment of Trust assets and the rights, powers, duties and liabilities of the Trustee shall be in accordance with and governed by the terms and provisions of the laws of the State of Louisiana governing fiduciary rights and responsibilities as they now exist or may hereafter be amended, to the extent not preempted by ERISA. However, in addition to the powers provided under such laws, the Trustee shall have full power and authority:

(a)
To invest and reinvest the principal and income of the Fund in the Trustee’s discretion in any and all stocks, bonds, notes, debentures, mortgages, equipment, trust certificates, insurance company contracts, real estate and in any such other property, real or personal, investments and securities of any kind, class or character, including options, puts and calls, whether income producing or not, as the Trustee may deem suitable for the Trust; and in making such investments and reinvestment, the Trustee shall not be restricted to properties and securities authorized for investment by trustees or other fiduciaries under any present or future law.

(b)	To permit available trust funds to remain temporarily uninvested or, in its discretion, to place on time deposit in a savings account, money market account or certificates of deposit in any bank (including any bank which may be serving as Trustee) cash funds coming into the Trustee’s hands.

(c)
To hold and be absolute owner of all insurance and annuity contracts applied for and held as part of the Trust Fund. The Trustee shall be held responsible only for such funds, assets and contracts as shall actually be received by it and shall have no obligation to make payments other than from funds, assets or contract values held in the Trust.

(d)
To cause any property of the Fund to be issued, held or registered in the individual name of the Trustee, in the name of the nominee of the Trustee or in such form that title will pass by delivery, provided the records of the Trustee shall indicate the true ownership of such property.

(e)
To borrow from anyone such sum or sums from time to time as the Trustee considers necessary or desirable and for that purpose to mortgage or pledge all or any part of the investment account. No person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing.

(f)	To vote Employer Stock in accordance with the provisions of Article XX.

(g)
To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Employer Stock or any other securities and to pay any assessments or charges in connection therewith.

(h)
To deposit Employer Stock (but only if such deposit does not violate the provisions of Article XX hereof) or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby.

(i)	To exercise any of the powers of an owner, with respect to such Employer Stock and other securities or other property comprising the Trust.

(j)	To vote any other stock and options, puts and calls, bonds, partnership interest or other securities entitled to vote solely in the interest of the Plan Participants.

(k)
To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property. However, the Trustee shall not vote proxies relating to securities for which it has not been assigned full investment management responsibilities. In those cases where another party has such investment authority or discretion, the Trustee will deliver all proxies to said party who will then have full responsibility for voting those proxies.

(l)
To employ a bank or trust company pursuant to the terms of its usual and customary bank agency agreement, under which the duties of such bank or trust company shall be of a custodial, clerical and/or record-keeping nature.

(m)	To enter into an Exempt Loan in accordance with the provisions of Section 24.06.

(n)
To invest funds collectively or individually, including, but not limited to, the purchase and sale of stocks, bonds and other securities, and any other investments allowed under the applicable state and federal laws.

(o)
To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder.

(p)
To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

(q)
To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings.

(r)	To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.
The Trustee is not authorized to accomplish any act for the Trust which would constitute a prohibited transaction unless exempted by the Department of Labor. A prohibited transaction shall include any direct or indirect sale or exchange or leasing of any property; lending of money or other extension of credit; or furnishing of goods, services or facilities between a plan and a disqualified person. A prohibited transaction shall also include the transfer of the income or assets of the Plan to a disqualified person; the use of the income or assets of the Plan by or for the benefit of a disqualified person; or the dealing with the income or assets of the Plan in the Trustee’s own interest or for the Trustee’s own account. Notwithstanding the preceding, the Trustee is authorized to obtain an Exempt Loan within the meaning of Treasury Regulation Section 54.4975-7.
23.02    Adoption of Procedures. The Trustee may adopt such rules of procedure and regulations as in its discretion it deems necessary for a proper and efficient administration of the Fund and shall keep and maintain records of its proceedings and acts.
23.03    Defense of Legal Actions. If any Participant or Beneficiary brings legal action against the Trust, the result of which shall be adverse to the party bringing suit, or if any dispute shall arise as to the person or persons to whom payment or delivery of any funds shall be made by the Trustee, the cost to the Trust of defending such suit may be a lien against the account of the Participant whose interest is in issue if the Participant is given prior notice of an impending lien and there is a judicial hearing on the probable validity of the Trustee’s claim.
23.04    Expenses/Costs of Administration. The Trustee is authorized to pay from the Fund all expenses, taxes and charges, including fees of attorneys or agents, incurred in connection with the administration or operation of the Plan, unless paid by the Employer. The Trust shall pay the Trustee such reasonable compensation as shall be agreed upon from time to time by the Sponsor and the Trustee, unless the Employer shall assume such obligation. Subject to any restrictions imposed by the Code or ERISA, the Plan also is hereby expressly authorized to advance such expenses and accept corresponding reimbursement from the Employer for the advancement of such expenses. Any expense of administration or operation of the Plan which is reimbursed to the Fund by the Employer shall not be deemed an Employer contribution to the Plan. Expenses for this purpose shall include any expenses of the Plan Administrator, of any person or persons retained or appointed by any named Fiduciary and/or of the Trustee incident to the performance of their respective duties and the exercise of their respective authorities under the Plan, including, but not limited to, fees of accountants, counsel, investment managers and other specialists, the cost of any bonds required pursuant to Section 412 of ERISA, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund.
Where paid from the Trust Fund, an expense generally shall be allocated pro rata to all Participants in the Plan provided, however, any fee determined on a per Participant basis, such as, by way of example, a recordkeeping fee, shall instead be charged to the accounts of Participants on a per capita basis. Further, so long as not precluded by ERISA, the Code, regulations or governing authority, any expense generated by or attributable to only one or some, but not all Participants shall be charged solely to the account or accounts of the affected Participants, provided that such is done in a uniform or non-discriminatory manner, including, by way of example, fees attributable to processing distributions, obtaining a loan or hardship distribution or the determination as to whether a domestic relations order constitutes a QDRO and, if so, the processing and administration of that QDRO. In all events, to the extent that the Plan permits Participants and Beneficiaries to direct the investment of their own accounts, any fees and expenses resulting from such decision, including, by way of example, sales charges, commissions, brokerage fees and similar expenses, shall in all events be allocated solely to the account or accounts of the affected Participants and separately allocated in accordance with Section 24.05.
23.05    Bond Requirements. Unless required by ERISA, the Trustee shall not be required to give bond for the faithful performance of its duties hereunder.
23.06    Consultation With Legal Counsel. The Trustee may consult with counsel, who may be counsel for the Employer, with respect to any of its duties or obligations hereunder and may rely on counsel in acting or refraining from acting in accordance with their advice, and pay reasonable fees and expenses for such services.

23.07    Decisions Final. A decision of the Trustee shall be final and binding on all parties hereto as to all matters concerning which the Trustee may act in accordance with the provisions of this Plan and Trust Agreement.
23.08    Reliance on Instructions. The Trustee shall be fully protected in taking any action indicated by this instrument to be within the scope of the authority of any officer of the Sponsor or of the Board, in accordance with any written instrument purported to be signed by such individual, or in reliance upon a certified copy of a resolution of the Board which the Trustee, in good faith, believes to be genuine.
23.09    Employment of Fiduciaries. The Trustee may employ such Fiduciaries as it deems advisable and, at the direction of the Plan Administrator, in accordance with the provisions of ERISA Section 402(c)(3) et. seq., may appoint an investment manager or managers to manage all or part of the assets of the Plan.
23.10    No Liability for Contributions/Distributions. The Trustee shall have no responsibility for the computation of the amount of any contributions due under the Plan or for the collection of the same for the Trust, and shall have no liability to make any distribution or payment of any kind unless sufficient funds shall be available to it in its capacity as Trustee hereunder. The Trustee shall be responsible for only such monies as are received by it in its capacity as Trustee hereunder.
23.11    Withholding of Payment. In the event that any dispute shall arise as to the persons to whom payment of any funds or delivery of any assets shall be made by the Trustee, the Trustee may withhold such payment or delivery until such dispute shall have been determined by a court of competent jurisdiction or shall have been settled by the parties.
23.12    Legal Action By Trustee. The Trustee, in its discretion, may sue or defend any suit or legal proceeding by or against the Trust, and may compromise, submit to arbitration or settle any such suit or legal proceeding, or any claim, debt, damage, or undertaking due to or owing from the Trust.
23.13    Transactions With Employer. The Trustee may sell any Employer Stock acquired by the Trustee to the Employer.
ARTICLE XXIV
INVESTMENT OF FUNDS
24.01    Investment in Employer Stock. Because of the nature of the Plan and Trust, the Trustee shall, subject to Sections 24.04 and 24.05, to the extent possible, invest the assets of the Trust in Employer Stock; provided, however, Rollover Accounts and Transfer Accounts shall not be invested in Employer Stock and Deferred Income Accounts, T&F Deferral Accounts and T&F Match Accounts shall be invested in Employer Stock only to the extent the Trustee is so directed by the Participants as provided in Section 24.05. The Trustee is specifically authorized to acquire and hold Employer Stock up to one hundred percent (100%) of such assets of the Trust.

24.02    Purchase/Sale of Employer Stock. All purchases of Employer Stock shall be made at a price which, in the judgment of the Plan Administrator, does not exceed the fair market value thereof. All sales of Employer Stock shall be made at a price which, in the judgment of the Plan Administrator, is not less than the fair market value thereof. In the event of a transaction with a party in interest (as defined in Section 3(14) of ERISA), no purchase or sale of Employer Stock may be made unless for no more (in the case of a purchase) or less (in the case of a sale), than adequate consideration as provided by Section 408(e)(1) of ERISA and unless no commission is charged with respect thereto.
24.03    Other Investments. Subject to Sections 24.04 and 24.05, the Trustee shall invest and reinvest the trust funds, not invested in Employer Stock, without distinction between principal and income, in such bonds, notes, debentures, mortgages, equipment, trust certificates, preferred or common stock, insurance company contracts, real estate and in such other property, real or personal, either within or without the State of Louisiana, which are permitted by the laws of the State of Louisiana, for the investment of Trust Funds and that the Trustee may deem suitable for the Trust. The Trustee may hold any portion of the Fund in cash or in savings accounts, certificates of deposit or other types of time deposits in any bank pending investment or payment of expenses or benefits, without liability for interest.
24.04    Investment Diversification. Notwithstanding Sections 24.01 and 24.03, a qualified participant may elect to diversify, during the qualified election period, a portion of the Employer Stock that has been allocated to his accounts, excluding Employer Stock allocated pursuant to his directed investment election under Section 24.05. A qualified participant is an Employee who has completed at least ten (10) years of participation in the Plan and has attained age fifty-five (55). The qualified election period is the six-Plan-Year period beginning with the Plan Year in which the Employee first becomes a qualified participant.
At the close of each Plan Year, the Plan Administrator shall give notice to each qualified participant of his right to exercise the election to diversify investments pursuant to this Section. Such notice shall state the amount of the qualified participant’s accounts with respect to which the election is applicable, and the manner in which such election may be exercised.
A qualified participant may exercise this election by notifying the Plan Administrator within ninety (90) days after the close of each Plan Year within the qualified election period of his election regarding the diversification of his accounts. At least three (3) investment alternatives meeting the requirements of the Code and Treasury Regulations shall be made available to the qualified participant for this purpose.
The amount subject to this election is equal to twenty-five percent (25%) of the total number of shares of Employer Stock acquired by or contributed to the Plan and that have been allocated to the Employer Stock Accounts (excluding the Employer Stock Accounts established upon a Participant's election as to the investment of his Deferred Income Account, T&F Deferral Account and/or T&F Match Account in Employer Stock) of the qualified participant on or before the most recent Valuation Date, reduced by the amount to which a prior election under this Section has been made. In the sixth year of the qualified election period, the preceding sentence shall be applied by substituting fifty percent (50%) for twenty-five percent (25%).

The election provided under this Section shall not be available to a qualified participant if the fair market value (determined as of the Valuation Date immediately preceding the first day on which a qualified participant is eligible to make an election under this Section) of Employer Stock acquired by or contributed to the Plan and allocated to such qualified participant’s applicable Employer Stock Accounts is Five Hundred Dollars ($500.00) or less.
Any investment in accordance with an election under this Section by a qualified participant must be made within ninety (90) days after the last day of the period in which the qualified participant may notify the Trustee of his election.
24.05    Participant Directed Investments. In accordance with a procedure established by the Plan Administrator (the "Participant Direction Procedures") and applied in a uniform, nondiscriminatory manner, Participants may direct the investment of a portion of their accounts, as provided in this Section.

(a)
Each Participant may, subject to Section 24.04 and the Participant Direction Procedures, direct the Trustee, in writing (or in such other form which is acceptable to the Trustee), to invest all or a portion of his Deferred Income, his Deferred Income Account and, if applicable, his Rollover Account, Transfer Account, T&F Deferral Account and T&F Match Account in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures, including, with respect to his Deferred Income, his Deferred Income Account, T&F Deferral Account and T&F Match Account only, investment in Employer Stock. The portion of a Participant's Deferred Income Account, T&F Deferral Account and/or T&F Match Account invested at his direction in Employer Stock shall be credited to and accounted for under separate Employer Stock Accounts for such Participant. The portion of a Participant's accounts invested at his direction in other available investment alternatives shall be credited to and accounted for under separate Participant's Directed Accounts and administered as provided in Section 24.05(b) below.

(b)	As of each Valuation Date, all Participant's Directed Accounts shall be charged or credited with the Net Earnings of each of the investment funds held thereunder as follows:

(i)
to the extent that the assets in a Participant's Directed Account are accounted for as pooled assets or investments, the allocation of earnings, gains and losses of each Participant's Directed Account shall be based upon the total amount of funds so invested in a manner proportionate to the Participant's share of such pooled investment; and

(ii)
to the extent that the assets in the Participant's Directed Account are accounted for as segregated assets, the allocation of earnings, gains and losses from such assets shall be made on a separate and distinct basis.

(c)
Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant. No guarantee is made by the Plan, Employer, Plan Administrator or Trustee that investment directions will be processed on a daily basis, and no guarantee is made in any respect regarding the processing time of an investment direction. Notwithstanding any other provision of the Plan, the Employer, Plan Administrator or Trustee reserves the right to not value an investment option on any given Valuation Date for any reason deemed appropriate by the Employer, Plan Administrator or Trustee. Furthermore, the processing of any investment transaction may be delayed for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a service provider to timely receive values or prices and correction for errors or omissions or the errors or omissions of any service provider). The processing date of a transaction will be binding for all purposes of the Plan and considered the applicable Valuation Date for an investment transaction.

(d)
Information regarding the investments shall be made available to the Participants by the Plan Administrator. The Participant’s account may be charged reasonable expenses of executing these written directives unless the Employer shall agree to pay these expenses. In the event the Participant is charged with these expenses, he shall be informed of any charges to be made to his accounts and he shall be furnished with an annual statement of the actual expenses incurred with respect to his account.

24.06    Exempt Loan. At the direction of the Plan Administrator, after determining such action is in the best interest of the Participants and their Beneficiaries, the Trust may engage in an Exempt Loan as defined in Treasury Regulations Section 54.4975-7. An Exempt Loan must meet the following requirements:

(a)	The Exempt Loan must be primarily for the benefit of the Plan Participants and their Beneficiaries.

(b)	The proceeds of an Exempt Loan must be used within a reasonable time after their receipt by the Trust to acquire Employer Stock, to repay the Exempt Loan, or to repay a prior Exempt Loan.

(c)
Except as provided in Article XIII hereof or as otherwise may be required by applicable law, no Employer Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan. These restrictions are nonterminable and shall continue to exist under the terms of the Plan whether or not the Exempt Loan is repaid or the Plan ceases to be an employee stock ownership plan.

(d)
An Exempt Loan must be without recourse against the Plan. The only assets of the Trust that may be given as collateral on an Exempt Loan are Employer Stock which was either acquired with the proceeds of the Exempt Loan or used as collateral on a prior Exempt Loan repaid with the proceeds of the current Exempt Loan. No person entitled to payment under the Exempt Loan shall have any right to assets of the Trust other than collateral given for the Exempt Loan, contributions (other than contributions of Employer Stock) that are made under the Plan to meet the trust obligations under the Exempt Loan, and earnings attributable to such collateral and the investment of such contributions. The payments made with respect to an Exempt Loan by the Trust during a Plan Year shall not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. Contributions made to meet Exempt Loan obligations and earnings thereon must be accounted for separately until the Exempt Loan is repaid.

(e)
In the event of default upon an Exempt Loan, the value of Trust assets transferred in satisfaction of the Exempt Loan must not exceed the amount of default. If the lender is a disqualified person, the Exempt Loan must provide for a transfer of Trust assets in the event of default only to the extent of the failure of the Trust to meet the payment schedule of the Exempt Loan.

(f)	The Exempt Loan must be made at a reasonable rate of interest as determined under Treasury Regulation Section 54.4975-7(b)(7).

(g)
All Employer Stock acquired by the Trust with the proceeds of an Exempt Loan, whether or not such Employer Stock is pledged as collateral on the loan, shall be maintained in the Exempt Loan Suspense Account and released as provided in Section 24.06(h) below. On each Valuation Date, the Employer Stock released from the Exempt Loan Suspense Account shall be allocated to the Participants’ accounts as provided in Sections 6.08 and 7.03 of this Agreement; provided, however, Employer Stock so released which is attributable to payments on the Exempt Loan made from earnings on Employer contributions and/or dividends on Employer Stock held in such Exempt Loan Suspense Account shall be allocated in the same manner as such earnings and/or dividends would otherwise be allocated under Article VII of this Plan and Trust Agreement.

(h)
For each Plan Year during the duration of the Exempt Loan, the number of shares of Employer Stock released must equal the number of encumbered shares of Employer Stock held immediately before release multiplied by the “Release Fraction.” The Release Fraction is a fraction, the numerator of which is the amount of principal and interest paid for the year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future years. The number of future years under the Exempt Loan must be definitely ascertainable and must be determined without taking into account any possible extensions or renewal periods. In the event the interest rate under the Exempt Loan is variable, the interest to be paid in future years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Stock, the number of shares of Employer Stock of each class to be released for a Plan Year must be determined by applying the same fraction to each class.

Notwithstanding the preceding, the Release Fraction may be computed with respect to any Plan Year, taking into account only the amount of principal paid for such year. If the Release Fraction is so determined, the term of the Exempt Loan shall not exceed ten (10) years. Interest may be disregarded only to the extent such amount would be determined to be interest under standard loan amortization tables, and the release with respect to principal shall not be applicable with respect to any renewal, extension or refinancing of such Exempt Loan.

(i)	An Exempt Loan must be for a specific term and shall not be payable at the demand of any person, except in the case of default.
24.07    Certain Transactions Barred. Except as provided in Section 13.01, neither the Plan or the Trust shall issue, or obligate itself under, any put option. In addition, neither the Plan nor Trust shall obligate itself to acquire any Employer Stock or other security from any particular security holder at an indefinite time determined upon the happening of any event (such as the death of the holder of such Employer Stock or other security).
24.08    Funding Policy and Method. Subject to the foregoing Sections of this Article, in the event the Employer has established and communicated to the Trustee a “funding policy and method” to determine the short-term and long-term liquidity needs of the Plan, the Trustee shall coordinate its investments policy and decisions as to the Trust assets in accordance with the provisions of such funding policy and method. In no event, however, shall the communication of such a funding policy and method be deemed to constitute a directive to the Trustee as to the investment of the Trust Funds and the Trustee shall continue to exercise its discretion as to such investments in accordance with the provisions of this Article and the Plan.
ARTICLE XXV
LOANS TO PARTICIPANTS
25.01    Loans. The Trustee shall make loans to Participants and Beneficiaries, at the direction of the Plan Administrator, in accordance with the Participant loan program established by the Plan Administrator and this Article. All such loans shall be made in accordance with and governed by Treasury Regulation Section 1.72(p)-1, the provisions of which are specifically incorporated herein by the reference. Such loans shall be made under the following circumstances: (a) loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis; (b) loans shall bear a reasonable rate of interest; (c) loans shall be adequately secured; (d) loans shall provide for periodic repayment over a reasonable period of time; and (e) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries.
25.02    Participant Loan Program. Any loans granted or renewed shall be made pursuant to a Participant loan program. Such loan program shall be established in writing and must include, but need not be limited to, the following:

(a)	the identity of the person or positions authorized to administer the Participant loan program;

(b)	a procedure for applying for loans;

(c)	the basis on which loans will be approved or denied;

(d)	limitations, if any, on the types and amounts of loans offered;

(e)	the procedure under the program for determining a reasonable rate of interest;

(f)	the types of collateral which may secure a Participant loan; and

(g)	the events constituting default and the steps that will be taken to preserve Plan assets.
Such Participant loan program shall be contained in a separate written document which, when properly executed, is hereby incorporated by reference and made a part of the Plan. Furthermore, such Participant loan program may be modified or amended in writing from time to time without the necessity of amending this Section.
25.03    Limitation on Loan Amount. Loans made pursuant to this Article (when added to the outstanding balance of all other loans made to the Participant from the Plan and all other plans of the Employer or an Affiliated Employer) shall, in accordance with a uniform and nondiscriminatory policy established by the Plan Administrator, be limited to the lesser of:

(a)
$50,000 reduced by the excess (if any) of the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from the Plan to the Participant on the date on which such loan was made, or

(b)	one-half (1/2) of the present value of the non-forfeitable accrued benefit of the Participant under the Plan.
For purposes of this limit, all plans of the Employer shall be considered one plan.
25.04    Source of Funds. Loans under this Section shall be made from a vested portion of a Participant's accounts under the Plan in the following order: (a) from his Deferred Income Account and T&F Deferral Account to the extent of the balance thereof invested in other than Employer Stock (including his Participant’s Directed Accounts); (b) from his Non-Elective Contribution Accounts and T&F Match Account to the extent of the balance thereof held in his Other Investments Accounts; (c) from his Deferred Income Account and T&F Deferral Account held in his Employer Stock Accounts; and (d) from his Non-Elective Contribution Accounts and T&F Match Account held in his Employer Stock Accounts. In the event less than all of a Participant’s Other Investments Accounts and/or Participant's Directed Accounts are utilized for such loan, the Participant may designate the investment fund or funds from which such loan shall be made; and, in the absence of such designation, the loan shall be made proportionately from all investment funds to which such account or accounts are allocated. The loan shall be held in a segregated portion of the Participant's account or accounts from which made until repaid and such segregated account shall not share in earnings or losses of the Plan other than those directly related to the loan. Loan repayments shall be credited to the Participant's accounts from which the loan was made in reverse order from that in which made.
25.05    Loan Amortization. Participant loans shall provide for level amortization, with payments to be made not less frequently than quarterly over a period not to exceed five (5) years. However, loans used to acquire any dwelling unit which, within a reasonable time, is to be used (determined at the time the loan is made) as a “principal residence” of the Participant shall provide for periodic repayment over a reasonable period of time that may exceed five (5) years. For this purpose, a “principal residence” has the same meaning as a “principal residence” under Section 1034 of the Code. Loan repayment may be suspended under this Plan as permitted under Section 414(u)(4) of the Code.
25.06    Rollover/Transfer. With the consent of the Plan Administrator, the Trustee may accept rollovers or plan-to-plan transfers of loans to this Plan by Participants or Eligible Employees from other tax qualified plans under Section 401(a) of the Code, provided such loans otherwise comply with the provisions of the Code, this Section and the loan policy established by the Plan Administrator. The Plan Administrator and/or Trustee may require the Employee to establish that the loan to be rolled over or transferred to this Plan meets all requirements of this Section and that no portion thereof has previously been included in the Employee’s income as a deemed distribution. As a condition of accepting such loan, the Employee shall be required to execute an acknowledgement or other documentation substituting the Trustee as the payee under the transferred loan.
25.07    Loan Offset. Any loan outstanding at the time the Participant receives a distribution, other than a hardship distribution, shall be repaid by offsetting the balance due, plus accrued interest and any cost, against the amount to be distributed. In addition, if such distribution is an “eligible rollover distribution” as defined in Section 11.05, the loan may be rolled over to an “eligible retirement plan” in a “direct rollover” as provided in Section 11.05 hereof.
25.08    Default. Notwithstanding anything in this Plan to the contrary, if a Participant or Beneficiary defaults on a loan made pursuant to this Section, then the loan default will be a distributable event to the extent permitted by the Code and Treasury Regulations.
ARTICLE XXVI
TRUSTEE’S ACCOUNTINGS
26.01    Trustee’s Records. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Employer or by the Plan Administrator. A Participant shall also have the right to inspect the records with respect to his own account and, in addition, shall be given any reports required by ERISA.
26.02    Annual Account. Net Earnings of the Fund shall be computed by the Trustee as of each Valuation Date. The Trustee’s good faith decision as to the value of the Fund and the Net

Earnings and adjustments thereof shall be final, conclusive and binding upon all Participants and Beneficiaries.
Within sixty (60) days following the close of each Plan Year and within a like period of time after its removal or resignation, the Trustee shall file with the Plan Administrator an accounting setting forth all investments, receipts, disbursements and other transactions effected by it during such Plan Year, or during the period from the close of the last Plan Year to the date of such removal or resignation. The accounting shall set forth the current fair market value of the Trust as of the date of the accounting. Securities held in the Trust shall be valued as of the close of business on the last business day of the Plan Year (or other closing date) on which those securities were traded. The market value of all other assets shall be fixed on the same date in such manner as the Trustee deems necessary.
26.03    Right to Compel Accounting. No Participant, Beneficiary, estate or other person interested in the Trust, except the Employer, shall have the right to compel an accounting by the Trustee, judicial or otherwise, except as stated above. All such persons shall be bound by all accountings by the Trustee to the respective Employers, including accountings rendered to the Employer after a Participant’s termination of employment, Disability or death.
26.04    Valuation of Employer Stock. As of each Valuation Date the Trustee shall value any Employer Stock that may be held by the Trust. The valuation shall be the fair market value and shall be determined as provided in Section 7.05. The Trustee may employ any valuation expertise it deems necessary.
ARTICLE XXVII
TOP HEAVY
27.01    Top Heavy Requirements. For any Plan Year in which the Plan is determined to be a Top Heavy Plan, the Plan shall provide the special minimum allocation requirements of Section 416(c) of the Code as set forth in Section 6.07 of this Plan and Trust Agreement and the special vesting requirements of Section 416(b) of the Code if not otherwise met by the provisions hereof.
27.02    Determination of Top Heavy Status. The following provisions shall apply in determining if the Plan is a Top Heavy Plan for any Plan Year:

(a)
The Plan shall be a Top Heavy Plan for any Plan Year if, as of the Determination Date, the present value of the sum of the accrued benefits of Key Employees under the Plan and any other plan of an Aggregation Group, exceeds sixty percent (60%) of the present value of the sum of the accrued benefits of all Participants under the Plan and any other plan of the Aggregation Group with respect to the Plan Year for which the determination is made.

(b)	The present value of the sum of the accrued benefits of Participants who participate in a defined benefit plan shall be determined under the provisions of such defined benefit plan.

(c)
The present value of the accrued benefit of Participants in the Plan and any other defined contribution plan is the sum of (i) the account balances as of the most recent Valuation Date occurring within a twelve month period ending on the Determination Date, and (ii) an adjustment for contributions due as of the Determination Date. In the case of a plan not subject to the minimum funding requirements of Section 412 of the Code, the adjustment in (ii) above is generally the amount of any contributions actually made after the Valuation Date but on or before the Determination Date. In the first Plan Year of the Plan, the adjustments in (ii) above should also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in the first Plan Year. In the case of a plan that is subject to the minimum funding requirements of Section 412 of the Code, the account balance shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed. However, if any individual has not performed any Service for the Employer at any time during the one (1) year period ending on the Determination Date, the accrued benefit and the account of such individual shall not be taken into account. The accrued benefit for a Non-Key Employee who was a Key Employee in any prior year shall not be taken into account. The accrued benefit shall include the Participants’ accounts attributable to Employer contributions.

(d)
Distributions made within the one-year period ending on the Determination Date from this Plan or any plan aggregated with this Plan under Section 416(g)(2) of the Code are added to the present value of accrued benefits. In addition, distributions under a terminated plan shall be added to the present value of accrued benefits if the benefits would have been required to be included in an Aggregation Group if the Plan had not terminated. In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting “five-year period” for “one-year period”. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included to the extent that such distributions are included in the present value of the accrued benefits as of the Valuation Date.

(e)	The extent to which rollovers or transfers are taken into account will be determined in accordance with Section 416 of the Code and the Treasury Regulations thereunder.
27.03    Definitions for Top Heavy Determination. For purposes of this Article, the following definitions shall be applicable:

(a)
Aggregation Group shall mean the plans (including any terminated plan maintained within the last five (5) years ending on the Determination Date) of the Employer and Affiliated Employers which are part of either a Required Aggregation Group or a Permissive Aggregation Group. Only those plans of the Employer for which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

(b)
Required Aggregation Group shall mean those plans of the Employer and Affiliated Employers in which a Key Employee participates during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years. In addition, the Required Aggregation Group includes each other plan which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code. Each plan in the Required Aggregation Group shall be a Top Heavy Plan if such group is a Top Heavy Group. No Plan in the Required Aggregation Group shall be a Top Heavy Plan if such group is not a Top Heavy Group.

(c)
Permissive Aggregation Group shall mean those plans required to be aggregated, plus one or more plans that are not part of the Required Aggregation Group but which satisfy the requirements of Section 401(a)(4) and Section 410 of the Code when considered together with the Required Aggregation Group. If a Permissive Aggregation Group is a Top Heavy Group, only those plans that are part of the Required Aggregation Group shall be subject to the added requirements placed on Top Heavy Plans.

ARTICLE XXVIII
CLAIMS PROCEDURE
28.01    Notice of Benefits. Any Participant or Beneficiary may request in writing from the Plan Administrator a statement indicating, on the basis of the latest available information, the total benefits accrued and the nonforfeitable benefits, if any, or the earliest date on which benefits will become nonforfeitable. No Participant or Beneficiary shall be entitled to receive more than one statement during any twelve (12) month period.
28.02    Claim For Benefits. The Plan Administrator shall make all determinations as to the right of any person to a benefit in accordance with the terms of the Plan. Participant or Beneficiary claims shall be made to the Plan Administrator by the Participant or Beneficiary or his duly authorized representative in the manner and form required by the Plan Administrator. Such claim shall be delivered to the Plan Administrator in person or by mail, postage prepaid. The Plan Administrator shall have full discretion to deny or grant a claim in whole or in part.
28.03    Time of Notice of Adverse Benefit Determination. If a claim for benefits (other than benefits on account of a Participant’s Disability) is wholly or partially denied, the Plan Administrator shall notify the claimant within a reasonable time period but not later than ninety (90) days after receipt of such claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed ninety (90) days from the end of the initial period. If such extension is necessary, the Plan Administrator will give the claimant notice to this effect prior to the expiration of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan intends to render the determination.
Notwithstanding the above, in the event a claim for benefits is submitted on account of the Participant’s Disability, notification in the event such claim is wholly or partially denied shall be provided in accordance with this paragraph. The Plan Administrator shall notify the claimant of the adverse benefit determination with regard to a claim due to Disability no later than forty-five (45) days after receipt of the claim by the Plan Administrator. This period may be extended by the Plan Administrator for up to thirty (30) days provided that the Plan Administrator determines that such an extension is necessary due to matters beyond the control of the Plan and the claimant is notified prior to the expiration of the initial forty-five (45) day period of the circumstances requiring the extension of time and a date by which the Plan Administrator expects to render a decision. If, prior to the end of the first thirty (30) day extension period, the Plan Administrator determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional thirty (30) days provided that the claimant is notified prior to the expiration of the first thirty (30) day extension period of the circumstances requiring the extension and the date as of which the Plan Administrator expects to render a decision. The notice of extension shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the claimant shall be afforded at least forty-five (45) days within which to provide the specified information.
If notice of the adverse benefit determination is not furnished in accordance with this Section 28.03, the claim shall be deemed denied and the claimant shall be permitted to exercise his right to review pursuant to Sections 28.05 and 28.06.
28.04    Requirement for Notice of Adverse Benefit Determination. The Plan Administrator shall provide to every claimant who is denied a claim for benefits a written or electronic notice setting forth, in a manner calculated to be understood by the claimant, the following information:

(a)	The specific reason or reasons for the denial,

(b)	Specific reference to pertinent Plan provisions on which the denial is based,

(c)	A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

(d)
An explanation of the Plan’s claim review procedure and the time limits applicable to such procedures, including a statement of the claimant’s right to bring a civil action under Section 502(a) of ERISA, following an adverse benefit determination or review.

In addition to the above, a notice of adverse benefit determination with regard to a claim based on a Participant’s Disability shall indicate the internal rule, guideline, protocol or other criterion relied upon in making the adverse determination, if any, or a statement that such a rule, guideline, protocol or criterion was relied upon in making the adverse determination and that a copy thereof will be provided free of charge to the claimant upon request.
28.05    Appeal of Denied Claim. Within sixty (60) days (180 days if the claim for benefits is due to a Participant’s Disability) after the receipt by the claimant of a notification of the denial (in whole or in part) of his claim, the claimant, or his duly authorized representative, may make a written application to the Plan Administrator, in person or by certified mail, postage prepaid, to be afforded a review of such denial. Upon such timely-submitted application, the claimant shall be provided a full and fair review of his claim and the adverse benefit determination under which (1) the claimant requesting such review may submit any comments, documents, records and/or other information relating to his claim, and (2) such claimant shall, upon written request, be provided free of charge reasonable access to, and copies of, all documents, records and other information relevant to the claimant’s claim for benefits. Such review will take into account all comments, documents, records and other information submitted by the claimant, without regard to whether such information was submitted or considered in the initial benefit determination.
In addition to the above, in the event of a claim due to a Participant’s Disability, the following shall apply with regard to the review of an adverse benefit determination:

(a)
Such review will not afford deference to the initial adverse benefit determination and will be conducted by a committee appointed by the Sponsor, which is an appropriate named Fiduciary of the Plan and which shall neither be the individual who made the adverse benefit determination that is the subject of the appeal nor the subordinate of such individual (in the event an individual making the initial adverse benefit determination is a member of the review committee, he shall not participate in the committee’s review of the appeal).

(b)
In the case of an appeal of an adverse benefit determination that is based in whole or in part on a medical judgment, the review committee shall consult with a healthcare professional who has appropriate training and experience in the field of medicine involved in the medical judgment. The healthcare professional engaged for this purpose shall be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

(c)
Each claimant will be provided with the identity of the medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination.

28.06    Disposition of Disputed Claims. Upon receipt of a request for review, the Plan Administrator shall make a prompt decision on the review matter. Except as provided in the following paragraph, the decision upon review shall be made not later than sixty (60) days (forty-five (45) days if the claim is due to a Participant’s Disability) after the Plan Administrator’s receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than one hundred twenty (120) days (ninety (90) days if the claim is due to a Participant’s Disability) after receipt of a request for review. If an extension is necessary, the claimant shall be given notice of the extension prior to the expiration of the initial sixty (60) (forty-five (45) for claims due to a Participant’s Disability) day review period. If notice of the decision on the review is not furnished in accordance with this Section 28.06, the claim shall be deemed denied.

Notwithstanding the preceding, if the Plan Administrator (or the appropriate named Fiduciary designated by the Plan Administrator), holds regularly scheduled meetings at least quarterly, the provisions of this paragraph will apply with regard to the review of a denied claim. In such event, the decision upon review of a denied claim other than a claim based on a Participant’s Disability shall be made no later than the date of such meeting which immediately follows the receipt of a request for review, unless the request is filed within thirty (30) days preceding the date of such meeting. In such case, a benefit determination may be made no later than the date of the second meeting following the receipt of the request for review. If special circumstances require a further extension of time for processing, a determination shall be rendered not later than the third meeting following the Plan’s receipt of the request for review. If such an extension is required, the Plan Administrator shall provide the claimant with notice of the extension, describing the special circumstances and the date as of which the benefit determination will be made, prior to commencement of the extension. The Plan Administrator shall notify the claimant of the benefit determination as soon as possible, but not later than five (5) days after the benefit determination is made. The provision of this paragraph shall not apply with regard to claims based on a Participant’s Disability, and the time limitations set forth in the preceding paragraph with regard to claims based on a Participant’s Disability shall apply to such claim in all events.
The Plan Administrator shall provide a claimant with a written or electronic notification of the Plan’s benefit determination on review. In the case of an adverse determination, the notification shall set forth the following, in a manner calculated to be understood by the claimant:

(a)	The specific reason or reasons for the adverse determination;

(b)	Specific reference to the pertinent Plan provisions on which the adverse determination is based;

(c)
A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant to the claimant’s claim for benefits; and

(d)	A statement of the claimant’s right to bring an action under Section 502(a) of ERISA.
In the case of an adverse determination, the Plan Administrator shall provide reasonable access to, and copies of, the documents and information referenced in subparagraph (c) above as is appropriate under the circumstances.
28.07    Preservation of Remedies. After exhaustion of the claims procedure as provided under this Plan, nothing shall prevent any person from pursuing any other legal or equitable remedy otherwise available, including the right to bring a civil action under Section 502(a) of ERISA.
ARTICLE XXIX
SPECIAL MERGED PLAN ISSUES
29.01    Generally. The purpose of this Article is to set forth provisions that govern the merger of certain plan(s) into the Plan. The provisions of this Article shall supersede any other provisions of the Plan to the contrary. Except as specifically provided in this Article, the provisions of the Plan shall otherwise apply to any plan merged with and into the Plan.
29.02    Thomas & Farr Agency Inc. 401(k) Profit Sharing Plan. The provisions of this Section shall apply to the T&F Plan which was merged with and into the Plan effective as of July 1, 2013, and continued in accordance with the provisions hereof.

(a)
Merged Accounts. The Participants' balances under the T&F Plan transferred to and merged into the Plan shall be held in separate T&F Deferral Accounts, T&F Match Accounts and such other separate accounts as the Plan Administrator shall determine necessary.

(b)
Vesting of Transferred Accounts. The accounts transferred from the T&F Plan attributable to Elective Contributions (the T&F Deferral Accounts) and rollover contributions, if any, shall continue to be one hundred percent (100%) vested at all times. The accounts transferred from the T&F Plan attributable to matching contributions (the T&F Match Accounts) shall be subject to the same vesting schedule and other vesting and Forfeiture provisions as set forth in Article VIII hereof.

(c)
Distribution of Account Balances. Distributions of T&F Deferral Accounts, T&F Match Accounts and any other separate accounts maintained on behalf of a Participant as a result of the merger of the T&F Plan with and into the Plan shall be made in accordance with Articles X, XI and XII hereof. Any optional forms of benefit provided under the T&F Plan that is not described in Article XI hereof, shall not be available with respect to distributions of such separate accounts.

(d)
Hardship. Notwithstanding the preceding subsection, T&F Deferral Accounts and T&F Match Accounts shall not be included in the determination of amounts available for hardship withdrawal under Section 10.08 hereof.

(e)
Participant Loans. Participant loans outstanding under the T&F Plan and transferred to the Plan in connection with the merger of the T&F Plan with and into the Plan shall be administered in accordance with Article XXV hereof and the Plan’s Participant Loan Procedure. Loans may be made from a Participant’s T&F Deferral Account and T&F Match Account in the same manner and order as from his Deferred Income Account and Non-Elective Contribution Accounts, respectively, as provided in Article XXV and the Plan’s Participant Loan Procedure.

(f)
In-Service Withdrawals. The T&F Deferral Account and the T&F Match Account shall be included in the determination of amounts available for withdrawal pursuant to Section 10.07 hereof. Notwithstanding the provisions of Section 10.07, a Participant may elect to withdraw all or a portion of T&F Deferral Account and/or T&F Match Account at any time after the Participant attains age fifty-nine and one-half (59½), whether or not such Participant has incurred a separation from service.

(g)
Investment. A Participant's T&F Deferral Account and/or T&F Match Account may be invested in Employer Stock only at the direction of such Participant pursuant to Section 24.05 and the Participant Direction Procedure.

ARTICLE XXX
MISCELLANEOUS
30.01    Indemnification. The Sponsor agrees to indemnify and hold harmless the Trustee and any individuals performing services on behalf of the Plan Administrator against any claim, liability, tax or other charge incurred by or assessed against the Trustee or such individual performing services on behalf of the Plan Administrator by reason of its responsibilities under this Agreement or under separate agreement with the Plan Administrator and arising as a direct or indirect result of (a) any act taken in reliance upon the instruction of the Plan Administrator or Sponsor, including any omission or alleged omission in the absence of any such instruction, (b) the failure of the Plan Administrator or Sponsor to adequately and diligently discharge its fiduciary responsibilities with respect to the Plan, or (c) any other act or omission taken in accordance with the provisions of this Agreement; provided, however, that the foregoing indemnity shall not be available with respect to any willful misconduct, act or omission taken in bad faith, or any grossly negligent act or omission.
The Trustee or individual performing services on behalf of the Plan Administrator shall notify the Sponsor, in writing, of any threatened or pending legal proceeding, claim or demand. Upon receipt of such notification, the Sponsor shall provide written notification concerning the applicability of this Section.
Indemnity under this Section shall be made only from the assets of the Sponsor, and no person shall be entitled to any such payment directly or indirectly from the Trust.
30.02    Construction. Words used in this instrument in the singular shall include the plural and the plural shall include the singular, and words used in the masculine gender shall include the feminine where appropriate.
30.03    Applicable Law. This Plan and Trust Agreement shall be construed and enforced, and the Trust Fund shall be administered, according to ERISA and, where applicable, the laws of the State of Louisiana to the extent not preempted by ERISA. All actions shall be brought within the State of Louisiana.
30.04    Severability. In case any provision of this Plan and Trust Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions but shall be fully severable, and the Plan and Trust Agreement shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.
30.05    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and no other counterpart need be produced.

30.06    Headings. The headings in this Agreement are for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent, or intent of any provision hereof.

[Balance of Page Intentionally Blank – Signature Pages Follows]

IN WITNESS WHEREOF, the Employer and Trustee have executed this Plan and Trust Agreement on the day and year first above written.

COMMUNITY TRUST FINANCIAL CORPORATION

By:	/s/ James K. Kendrick
Name:	James K. Kendrick
Title:	EVP & CFO

EMPLOYER

ARGENT TRUST COMPANY, N.A.

By:	/s/ Gary A. Moore
Name:	Gary A. Moore
Title:	President

TRUSTEE

[Signature Page of Participating Employers Follows]

PARTICIPATING EMPLOYER
By the execution hereof, each of the undersigned adopts and elects to become a Participating Employer in the foregoing Community Trust Financial Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated. Each Participating Employer hereby agrees to be bound by all the terms and provisions of the Plan as amended and restated by the Sponsor and, further, hereby appoints the Sponsor as its attorney-in-fact for purposes of adopting on its behalf all future amendments to the Plan, whether required or voluntary and any applicable corresponding documents (e.g., Loan Policy, QDRO Procedures).
IN WITNESS WHEREOF, each undersigned Participating Employer has executed this Plan and Trust Agreement on the day and year first above written.

COMMUNITY TRUST BANK

By:	/s/ James K. Kendrick
Name:	James K. Kendrick
Title:	EVP & CFO

COMMUNITY TRUST SERVICES CORPORATION

By:	/s/ Wayne Aswell
Name:	Wayne Aswell
Title:	President

THOMAS & FARR AGENCY, INC.

By:	/s/ Drake Mills
Name:	Drake Mills
Title:	CEO

AMENDMENT TO THE
COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
AND TRUST AGREEMENT
THIS AMENDMENT made this the 17th day of December, 2014 by and between COMMUNITY TRUST FINANCIAL CORPORATION (hereinafter referred to as the “Sponsor”) and ARGENT TRUST COMPANY, N.A. (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Sponsor established the Community Trust Financial Corporation Employee Stock Ownership Plan (formerly known as the CTB Financial Corporation Employee Stock Ownership Plan) for the benefit of its Employees and the Employees of its affiliates (the "Plan"); and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013, and was again amendment and restated in its entirety effective January 1, 2014; and
WHEREAS, the Sponsor desires to further amend the Plan to clarify and make certain corrections to the provisions of the amended and restated Plan document and to incorporate certain amendments related to compensation, vesting and other provisions.
NOW, THEREFORE, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement (the “ESOP Plan and Trust Agreement”) is hereby amended as follows:
I.
Section 2.02 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
2.02    Purpose of Plan. The purpose of the Plan is to assist the Employees over the course of their employment with the Employer to accumulate capital ownership in the Employer and to help provide for their retirement by sharing in the growth of the Employer. The Plan is designed to invest primarily in Qualifying Employer Securities. The Plan and Trust are specifically authorized to acquire and hold Employer Stock up to one hundred percent (100%) of the Plan assets, exclusive of the assets attributable to the Deferred Income Accounts, Rollover Accounts and

Transfer Accounts, except to the extent specifically directed by the Participants, and, unless otherwise provided, Merged Accounts.
II.
Section 3.11 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of the third paragraph thereof in its entirety and the substitution of the following:
In the event an Employee is not a Participant during the entire Plan Year, Compensation shall be recognized only for the portion of the Plan Year while a Participant (other than for purposes of the minimum allocation required by Section 6.07).
The amendment of Section 3.11 under the Article II shall be effective as of January 1, 2015.
III.
Section 3.22 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
3.22.    Employer Stock Account(s) shall mean each account which is established to record each Participant’s interest in the shares of Employer Stock purchased by the Trust, contributed to the Trust by the Employer, received by the Trust in the form of a stock dividend on such shares or allocated as a Forfeiture of other Employer Stock Accounts, which shall be kept in the number of shares, or in both the number of shares and in a dollar amount representing the current fair market value of the Employer Stock allocated to such account. For each Participant, a separate Employer Stock Account shall be maintained to reflect the portion of his Matching Non-Elective Contribution Account, Excess Non-Elective Contribution Account and Qualified Non-Elective Contribution Account invested in Employer Stock and, if applicable, the portion of his Deferred Income Account, Rollover Account, Transfer Account, T&F Deferral Account and T&F Match Account which such Participant elects to invest in Employer Stock pursuant to Section 24.05 of this Plan and Trust Agreement.
IV.
Section 6.02 of the ESOP Plan and Trust Agreement is hereby amended by the addition of the following at the end thereof:
Such Matching Non-Elective Contribution, if any, shall not be determined on an annual Plan Year basis, but rather shall be determined and made to the Plan on a payroll-by-payroll basis. As such, the Matching Non-Elective Contributions, if any, made to the Plan and allocated to the Matching Non-Elective Contribution Accounts shall not be true up determined on a Plan Year basis.

V.
Section 6.05 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of a subparagraphs (a) and (b) thereof in their entity and the substitution of the following:
(a)    Elective Contributions shall be allocated to the Deferred Income Account of each Participant. The amount of the allocation shall be equal to Deferred Income of each Participant.
(b)    Matching Non-Elective Contributions shall be allocated to the Matching Non-Elective Contribution Account of each Participant actively employed during the Plan Year in the amount determined by the Employer pursuant to Section 6.02. No Matching Non-Elective Contribution shall be allocated with respect to amounts returned under the provisions of Section 5.04, 5.05 or 6.13. In the event Matching Non-Elective Contributions are allocated with respect to any such amounts, they shall be forfeited as of the last day of the Plan Year in which so allocated.
VI.
Section 7.02(c) of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
(c)    Except as provided in Section 7.03 below, cash dividends on Employer Stock held in the Participants' Employer Stock Accounts shall be credited to the Participants' Other Investments Accounts or Participants’ Directed Accounts, as applicable, when paid.
VII.
Section 8.03 of the ESOP Plan and Trust Agreement is hereby amended by the addition of the following immediately after the vesting schedule which appears therein and immediately preceding the last paragraph thereof:
Effective January 1, 2015, the following vesting schedule shall apply in lieu of the vesting schedule set forth above in determining the vested percentage of (1) each Participant who first performs an Hour of Service for either the Employer or an Affiliated Employer on or after January 1, 2015, and (2) each Participant who was formerly employed by either the Employer or an Affiliated Employer and who is rehired on or after January 1, 2015, but only with respect to accounts attributable to contributions made after the date of rehire:

Years of Service	Vested Percentage	Percentage to be Forfeited

Less than 1 year	0%	100%
1 full year	20%	80%
2 full years	40%	60%
3 full years	60%	40%
4 full years	80%	20%
5 full years	100%	0%
VIII.
Section 10.02 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of the first paragraph of that Section in its entirety and the substitution of the following:
In the event the total vested interest of a Participant in his Aggregate Accounts is not greater than Five Thousand Dollars ($5,000) at the date of distribution of benefits (determined without regard to the balance of his Rollover Account, if any), the entire vested interest of the Participant shall be distributed to or for the benefit of the Participant (or the Participant’s Beneficiary if the Participant has died), whether or not the Participant or the Participant’s spouse consents to the distribution and without regard to the remaining provisions of this Article X or the provisions of Article XI, except the direct rollover provisions of Section 11.05 and the right to demand distribution in the form of Employer Stock under Section 11.04 (a “mandatory distribution”). Such a mandatory distribution shall be made as soon as administratively feasible after the Participant’s termination of Service and receipt of the Participant’s election as to a Direct Rollover as provided in Section 11.05. In the event no election as to a Direct Rollover is received from the Participant by the end of the thirty-day period following notice to the Participant of his right to elect a Direct Rollover, distribution shall be made as soon as administratively feasible thereafter in accordance with the default procedure under Section 11.05.
The amendment of Section 10.02 under this Article VIII shall be effective as of January 1, 2015.
IX.
Section 10.03 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of the first paragraph of that Section in its entirety and the substitution of the following:
In the event the present value of the Participant’s total vested interest in his Aggregate Accounts (as determined under Section 10.02) exceeds Five Thousand Dollars ($5,000), and the Participant’s benefit is payable prior to the time the Participant attains the later of age sixty-two (62) or his Normal Retirement Age, the Participant must consent to the distribution. Such consent must be obtained within the one hundred eighty (180) day period ending on the Annuity Starting Date.
The amendment of Section 10.03 under this Article IX shall be effective as of January 1, 2015.
X.
Section 11.02 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that portion of the first paragraph thereof that precedes subparagraph (a) and the substitution of the following:
Subject to the provisions of Article XII, each Participant (or Beneficiary, if the Participant has not elected) whose total vested interest in the Plan at the date of distribution (as determined under Section 10.02) exceeds Five Thousand Dollars ($5,000), may elect to receive benefits as follows:
The amendment of Section 11.02 under this Article X shall be effective as of January 1, 2015.
XI.
Section 11.03 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
11.03    Distribution In Employer Stock or Cash. Subject to a Participant’s right to demand distribution of Employer Stock as provided in Section 11.04, distributions of benefits from the Plan shall be made in shares of Employer Stock or cash or a combination of Employer Stock and cash, provided that any portion of an account which the Participant has elected to diversify as provided in Section 24.04 shall not be distributed in Employer Stock. Notwithstanding the preceding, however, if the charter or bylaws of the Employer restrict ownership of substantially all shares of Employer Stock to Employees or a trust which meets the requirements of Section 401(a) of the Code, as provided under Section 409(h)(2) of the Code, the Plan Administrator shall distribute all Participants’ benefits solely in cash; and, further, the right to demand distribution in the form of Employer Stock as provided in Section 11.04 shall not be applicable.
XII.
Section 11.04 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
11.04    Right to Demand Employer Stock. Except as provided in Section 11.03, each Participant (or his Beneficiary if such right has not been exercised by the Participant) shall have the right to demand that his benefits be distributed in the form of Employer Stock (with the value of any fractional share paid in cash). To the extent necessary to make distributions, amounts allocated to the Participant's Other Investments Accounts may be used to acquire for distribution the maximum number of whole shares of Employer Stock than can be acquired at the then fair market value. If Employer Stock is not available for purchase by the Trustee, the Trustee shall hold the balance of the Participant's accounts in accordance with the Plan until Employer Stock is acquired and then make the distribution, subject to Section 10.04. The portion of any account which the Participant has elected to diversify as provided in Section 24.04, and the portion of any account which the Participant had the option to invest in Employer Stock pursuant to Section 24.05 but elected to invest in other investments, shall not be subject to the right to demand distribution in the form of Employer Stock. The Plan Administrator must advise the Participant (or Beneficiary) of his right to demand a distribution in the form of Employer Stock at the time a distribution becomes payable and prior to making such distribution. Such right shall expire, if not exercised, within thirty (30) days after the date such notice is given to the Participant or Beneficiary.
XIII.
Section 11.05 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of the last paragraph of that Section in its entirety and the substitution of the following:
In the event of a mandatory distribution under the provisions of Section 10.02 hereof, a distribution to a Beneficiary or a distribution to an alternate payee under a Qualified Domestic Relations Order, if the Distributee does not notify the Plan Administrator of his election to have such distribution either (a) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover or (b) paid directly to the Distributee within thirty (30) days of being provided with notice of such right, such distribution shall be paid as follows:

(a)	In the event the amount of such mandatory distribution is One Thousand Dollars ($1,000) or less, directly to the Distributee subject to applicable tax withholding requirements.

(b)
In the event the amount of such mandatory distribution exceeds One Thousand Dollars ($1,000), in a direct rollover to an individual retirement plan for the benefit of the Distributee designated by the Plan Administrator.

Such distribution shall be made in cash, Employer Stock or a combination of both unless the Participant or Distributee, as applicable, has exercised his right to demand Employer Stock as provided in Section 11.04 within thirty (30) days of being provided with notice of such right or as of the date of the distribution, if later.
The amendment of Section 11.05 under this Article XIII shall be effective as of January 1, 2015.

XIV.
Section 11.07 of the ESOP Plan and Trust Agreement is hereby amended by deleting the reference to One Thousand and no/100 Dollars ($1,000.00) contained therein and substituting Five Thousand and no/100 Dollars ($5,000.00).
The amendment of Section 11.07 under this Article XIV shall be effective as of January 1, 2015.
XV.
Section 24.01 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
24.01    Investment in Employer Stock. Because of the nature of the Plan and Trust, the Trustee shall, subject to Sections 24.04 and 24.05, to the extent possible, invest the assets of the Trust in Employer Stock; provided, however, Rollover Accounts, Transfer Accounts, Deferred Income Accounts, T&F Deferral Accounts and T&F Match Accounts shall be invested in Employer Stock only to the extent the Trustee is so directed by the Participants as provided in Section 24.05. The Trustee is specifically authorized to acquire and hold Employer Stock up to one hundred percent (100%) of such assets of the Trust.
XVI.
Section 24.04 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of the fourth paragraph of that section in its entirety and the substitution of the following:
The amount subject to this election is equal to twenty-five percent (25%) of the total number of shares of Employer Stock acquired by or contributed to the Plan and that have been allocated to the Employer Stock Accounts (excluding the Employer Stock Accounts established upon a Participant's election as to the investment of his Deferred Income Account, Rollover Account, Transfer Account, T&F Deferral Account and/or T&F Match Account in Employer Stock) of the qualified participant on or before the most recent Valuation Date, reduced by the amount to which a prior election under this Section has been made. In the sixth year of the qualified election period, the preceding sentence shall be applied by substituting fifty percent (50%) for twenty-five percent (25%).
XVII.
Section 24.05(a) of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Subsection in its entirety and the substitution of the following:
(a)    Each Participant may, subject to Section 24.04 and the Participant Direction Procedures, direct the Trustee, in writing (or in such other form which is acceptable to the Trustee), to invest all or a portion of his Deferred Income, his Deferred Income

Account and, if applicable, his Rollover Account, Transfer Account, T&F Deferral Account and T&F Match Account in specific assets, specific funds or other investments permitted under the Plan and the Participant Direction Procedures, including investment in Employer Stock. The portion of a Participant's Deferred Income Account, Rollover Account, Transfer Account, T&F Deferral Account and/or T&F Match Account invested at his direction in Employer Stock shall be credited to and accounted for under separate Employer Stock Accounts for such Participant. The portion of a Participant’s accounts invested at his direction in other available investment alternatives shall be credited to and accounted for under separate Participant’s Directed Accounts and administered as provided in Section 24.05(b) below.
XVIII.
Section 25.01 of the ESOP Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
25.01    Loans. The Trustee shall make loans to Participants and Beneficiaries at the direction of the Plan Administrator, in accordance with the Participant loan program established by the Plan Administrator and this Article. All such loans shall be made in accordance with and governed by Treasury Regulation Section 1.72(p)-1, the provisions of which are specifically incorporated herein by this reference. Such loans shall be made under the following circumstances: (a) loans shall be made available to Participants and Beneficiaries who are parties in interest (as determined under Section 3(14) of ERISA) with respect to the Plan, on a reasonably equivalent basis; (b) loans shall bear a reasonable rate of interest; (c) loans shall be adequately secured; (d) loans shall provide for periodic repayment over a reasonable period of time; and (e) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants and Beneficiaries.

XIX.
Except as otherwise herein provided, the provisions of this Amendment shall be effective as of the 1st day of January, 2014.
XX.
Capitalized terms utilized in this Amendment shall have the same meaning as in the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement unless otherwise indicated herein.
XXI.
Except as amended herein, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement, as previously amended, shall remain unchanged.
IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

COMMUNITY TRUST FINANCIAL CORPORATION

By:	/s/ Drake Mills
Title:	Chairman, President and CEO

EMPLOYER

ARGENT TRUST COMPANY

By:	/s/ Gary A. Moore
Title:	President

TRUSTEE

SECOND AMENDMENT TO
COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN
AND TRUST AGREEMENT
THIS Amendment is made and entered into on this the 27th day of February, 2015 by and between COMMUNITY TRUST FINANCIAL CORPORATION (hereinafter referred to as the “Sponsor”) and ARGENT TRUST COMPANY, N.A. (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Sponsor established the Community Trust Financial Corporation Employee Stock Ownership Plan (formerly known as the CTB Financial Corporation Employee Stock Ownership Plan) for the benefit of its Employees and the Employees of its affiliates (the "Plan"); and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013; and
WHEREAS, the Plan was again amended and restated in its entirety effective January 1, 2014, and in connection with the application for a favorable determination letter for the remedial amendment period beginning February 1, 2014, the IRS has requested certain amendments to the Plan and the Employer desires to so amend the Plan.
NOW, THEREFORE, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement is hereby amended as follows:
I.
Section 9.03(d) of the Plan is hereby amended by the deletion of that Subsection in its entirety and the substitution of the following:

(d)
Effective for years beginning on and after July 1, 2007, if the Maximum Amount is exceeded for any Participant, the excess Annual Additions shall be corrected in accordance with and through the Employee Plans Compliance Resolution System (EPCRS), as it may be amended from time to time.

II.
This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.
III.
Capitalized terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.
IV.
Except as amended hereby, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement shall remain unchanged.
IN WITNESS WHEREOF, the Sponsor and Trustee have executed this Amendment on this the day and year first above written.

COMMUNITY TRUST FINANCIAL CORPORATION

By:	/s/ Drake Mills
Name:	Drake Mills
Title:	Chairman, President and CEO

EMPLOYER

ARGENT TRUST COMPANY, N.A.

By:	/s/ Gary A. Moore
Name	Gary A. Moore
Title:	President

TRUSTEE

THIRD AMENDMENT TO
COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
THIS AMENDMENT made this the 16th day of March, 2015 by and between COMMUNITY TRUST FINANCIAL CORPORATION (hereinafter referred to as the “Sponsor”) and ARGENT TRUST COMPANY, N.A. (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Sponsor established the Community Trust Financial Corporation Employee Stock Ownership Plan (formerly known as the CTB Financial Corporation Employee Stock Ownership Plan) for the benefit of its Employees and the Employees of its affiliates (the "Plan"); and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013; and
WHEREAS, the Plan was again amended and restated in its entirety effective January 1, 2014, and the amended and restated plan was further amended on the 17th day of December, 2014 and on the 27th day of February, 2015; and
WHEREAS, in connection with the acquisition by the Sponsor’s wholly-owned subsidiary, Community Trust Bank, of certain branches of Whitney Bank in Houston, Texas, effective March 28, 2015, (the “Acquisition”), the Sponsor desires to amend the Plan to provide service credit for all purposes under the Plan for service with Whitney Bank (formerly Whitney National Bank) and/or its holding company, Whitney Holding Corporation, for those employees who become employees of the Employer or an Affiliated Employer on March 28, 2015, solely as a result of the Acquisition.
NOW, THEREFORE, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement is hereby amended as follows:
I.
Section 3.53 of the Plan is hereby amended by the addition of the following new sub-paragraph (e) at the end of the third paragraph thereof:
(e)    Periods of Service with Whitney Bank (formerly known as Whitney National Bank) and/or Whitney Holding Corporation prior to March 28, 2015, only for individuals who become employees of the Employer or an Affiliated Employer on March 28, 2015, solely as a result of the Acquisition.
II.
Section 3.75 of the Plan is hereby amended by the addition of the following new sub-paragraph (e) at the end of the last paragraph thereof:
(e)    Years of Service with Whitney Bank (formerly known as Whitney National Bank) and or Whitney Holding Corporation prior to March 28, 2015, only for individuals who become employees of the Employer or an Affiliated Employer on March 28, 2015, solely as a result of the Acquisition.
III.
Section 4.01 is hereby amended by the addition of the following at the end thereof:
However, each Eligible Employee who becomes an Employee of the Employer or an Affiliated Employer who has adopted the Plan on March 28, 2015, solely as a result of the Acquisition, shall commence participation in the Plan effective as of March 28, 2015, provided he has otherwise met the eligibility requirements of this Section 4.01 as of that date and, provided further, the Entry Date on which he would have become a Participant in the Plan had he then been an Eligible Employee has already occurred.
IV.
This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.
V.
Capitalized terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.
VI.
Except as otherwise provided herein, this Amendment shall be effective as of March 28, 2015.
VII.
Except as amended herein, Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement shall remain unchanged.

IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

COMMUNITY TRUST FINANCIAL CORPORATION

By:	/s/ Drake Mills
Title:	Chairman, President and CEO

EMPLOYER

ARGENT TRUST COMPANY

By:	/s/ Gary A. Moore

Title:	President

TRUSTEE

Fourth AMENDMENT TO
COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
THIS AMENDMENT made this the 22nd day of April, 2015 by and between COMMUNITY TRUST FINANCIAL CORPORATION (hereinafter referred to as the “Sponsor”) and ARGENT TRUST COMPANY, N.A. (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Sponsor established the Community Trust Financial Corporation Employee Stock Ownership Plan (formerly known as the CTB Financial Corporation Employee Stock Ownership Plan) for the benefit of its Employees and the Employees of its affiliates (the "Plan"); and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013; and
WHEREAS, the Plan was again amended and restated in its entirety effective January 1, 2014, and the amended and restated plan was further amended on the 17th day of December, 2014, the 27th day of February, 2015 and on the 16th day of March, 2015; and
WHEREAS, the Sponsor desires to further amend the Plan to provide for an automatic rollover to an individual retirement plan as the default procedure for any mandatory distribution for which a participant does not otherwise make an election, regardless of the amount of the mandatory distribution.
NOW, THEREFORE, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement is hereby amended as follows:
I.
Section 11.05 of the Plan is hereby amended by the deletion of the last paragraph of that Section, as previously amended pursuant to amendment dated December 17, 2014, in its entirety and the substitution of the following:
In the event of a mandatory distribution under the provisions of Section 10.02 hereof, a distribution to a Beneficiary or a distribution to an alternate payee under a Qualified Domestic Relations Order, if the Distributee does not notify the Plan Administrator of his election to have such distribution either (a)

paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover or (b) paid directly to the Distributee within thirty (30) days of being provided with notice of such right, such distribution shall be paid in a direct rollover to an individual retirement plan for the benefit of the Distributee designated by the Plan Administrator. Such distribution shall be made in cash, Employer Stock or a combination of both unless the Participant or Distributee, as applicable, has exercised his right to demand Employer Stock as provided in Section 11.04 within thirty (30) days of being provided with notice of such right or as of the date of the distribution, if later.
II.
This Amendment shall supersede the provisions of the Plan, as previously amended, to the extent those provisions are inconsistent with the provisions of this Amendment.
III.
Capitalized terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.
IV.
Except as otherwise provided herein, this Amendment shall be effective as of April 1, 2015.
V.
Except as amended herein, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement, as previously amended, shall remain unchanged.

IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

COMMUNITY TRUST FINANCIAL CORPORATION

By:	/s/ Drake Mills
Title:	Chairman, President and CEO

EMPLOYER

ARGENT TRUST COMPANY

By:	Gary A. Moore
Title:	President

TRUSTEE

FIFTH AMENDMENT TO
COMMUNITY TRUST FINANCIAL CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
THIS AMENDMENT made this the 25th day of March, 2016 by and between ORIGIN BANCORP, INC. (formerly COMMUNITY TRUST FINANCIAL CORPORATION and hereinafter referred to as the “Sponsor”) and ARGENT TRUST COMPANY, N.A. (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Sponsor established the Community Trust Financial Corporation Employee Stock Ownership Plan (formerly known as the CTB Financial Corporation Employee Stock Ownership Plan) for the benefit of its Employees and the Employees of its affiliates (the "Plan"); and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013; and
WHEREAS, the Plan was again amended and restated in its entirety effective January 1, 2014, and the amended and restated plan was further amended on the 17th day of December, 2014, the 27th day of February, 2015, the 16th day of March, 2015, and the 22 day of April, 2015; and
WHEREAS, effective the 28th day of October, 2015, the name of the Sponsor was changed to Origin Bancorp, Inc.; and
WHEREAS, the Sponsor desires to further amend the Plan to change the name of the Plan and otherwise to reflect the new name of the Sponsor.
NOW, THEREFORE, the Community Trust Financial Corporation Employee Stock Ownership Plan and Trust Agreement is hereby amended as follows:
I.
Section 3.20 of the Plan and Trust Agreement is hereby amended by the deletion of the first sentence of that Section and the substitution of the following:
Employer shall mean Origin Bancorp, Inc.

II.
Section 3.32 of the Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
3.32    Fund shall mean the Origin Bancorp, Inc. Employee Stock Ownership Trust maintained in accordance with the terms of this Plan and Trust Agreement. The terms “Trust” and “Trust Fund” shall have the same meaning as the term “Fund.”
III.
Section 3.55 of the Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
3.55    Plan shall mean the Origin Bancorp, Inc. Employee Stock Ownership Plan established and maintained under this Plan and Trust Agreement as it may be amended from time to time.
IV.
Section 3.66 of the Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
3.66    Sponsor shall mean Origin Bancorp, Inc., a C Corporation with its principal offices in the State of Louisiana.
V.
Section 3.72 of the Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
3.72    Trust shall mean the Origin Bancorp, Inc. Employee Stock Ownership Trust governed by the provisions of this Agreement.
VI.
Section 13.02 of the Plan and Trust Agreement is hereby amended by the deletion of subparagraph (b) in the last paragraph of that Section in its entirety and the substitution of the following:

(b)	Each certificate evidencing the ownership of such Restricted Shares shall contain the following legend:
"The shares represented by this certificate are transferable only upon compliance with the terms of the ORIGIN BANCORP, INC. EMPLOYEE STOCK OWNERSHIP PLAN, which grants to Origin Bancorp, Inc. a right of first refusal, a copy of which Plan being on file in the office of the Sponsor.
VII.
This Amendment shall supersede the provisions of the Plan, as previously amended, to the extent those provisions are inconsistent with the provisions of this Amendment.
VIII.
Capitalized terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.
IX.
This Amendment shall be effective as of January 1, 2016.
X.
Except as amended herein, the Origin Bancorp, Inc. Employee Stock Ownership Plan and Trust Agreement, as previously amended, shall remain unchanged.
IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

ORIGIN BANCORP, INC.

By:	/s/ Wayne Aswell
Title:	EVP

EMPLOYER

ARGENT TRUST COMPANY

By:	/s/ Gary A. Moore

Title:	President

TRUSTEE

SIXTH AMENDMENT TO
ORIGIN BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
THIS AMENDMENT made this the 26th day of April, 2017 by and between ORIGIN BANCORP, INC. (formerly COMMUNITY TRUST FINANCIAL CORPORATION and hereinafter referred to as the “Sponsor”) and ARGENT TRUST COMPANY, (hereinafter referred to as the “Trustee”).
W I T N E S S E T H :
WHEREAS, effective the 1st day of January, 1992, the Sponsor established the CTB Financial Corporation Employee Stock Ownership Plan for the benefit of its Employees and the Employees of its affiliates (the “Plan”), which Plan was subsequently known as the Community Trust Financial Corporation Employee Stock Ownership Plan; and
WHEREAS, under the provisions of the Plan, the Sponsor has the right to amend the Plan at any time upon authorization of its Board of Directors; and
WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 2008, and was subsequently amended on the 14th day of October, 2009, the 16th day of December, 2009, the 22nd day of October, 2010, the 15th day of December, 2010, the 18th day of May, 2011, the 17th day of August, 2011, the 21st day of December, 2011, the 5th day of May, 2012, and the 19th day of June, 2013; and
WHEREAS, the Plan was again amended and restated in its entirety effective January 1, 2014, and the amended and restated plan was further amended on the 17th day of December, 2014, the 27th day of February, 2015, the 16th day of March, 2015, and the 22 day of April, 2015; and
WHEREAS, in connection the change of the name of the Sponsor, the Plan was further amended on the 25th day of March, 2016 to change the name of the Plan to the Origin Bancorp, Inc. Employee Stock Ownership Plan; and
WHEREAS, the Sponsor desires to further amend the Plan to make certain changes to the definition of Compensation for purposes of contributions to and allocations under the Plan.
NOW, THEREFORE, the Origin Bancorp, Inc. Employee Stock Ownership Plan and Trust Agreement is hereby amended as follows:
I.
Section 3.11 of the Plan and Trust Agreement is hereby amended by the deletion of that Section in its entirety and the substitution of the following:
3.11 Compensation shall mean, for purposes of allocating contributions and forfeitures under this Plan, a Participant’s Section 415 Compensation as defined in Section 3.64 hereof. In addition to any exclusions under that Section, the determination of Compensation for this purpose shall be made by excluding reimbursements and expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, welfare benefits (taxable and nontaxable), severance payments, amounts includable in income under any split dollar arrangement, and any salary advance to a Participant.
The annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. For purposes of this Plan, the determination period shall be the Plan Year. If a determination period consists of fewer than twelve (12) months, this annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).
If Compensation for any prior determination period is taken into account in determining an Employee’s benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the annual compensation limit in effect for that prior determination period. For this purpose, for Plan Years beginning on or after January 1, 2002, the annual Compensation limit in effect for determination periods beginning before that date is $200,000.
With respect to Elective Deferrals, a Participant’s Compensation is not required to be determined on the basis of the earliest payments of Compensation during a Plan Year and, thus, may be made with respect to Compensation that exceeds the above dollar limitations so long as such Elective Contributions otherwise satisfy all other applicable limitations under this Plan and the Code.
In the event an Employee is not a Participant during the entire Plan Year, Compensation shall be recognized only for the portion of the Plan Year while a Participant (other than for purposes of the minimum allocation required by Section 6.07). Further, if any class of Employees is excluded from the Plan, then Compensation for any Employee who becomes eligible or ceases to be eligible to participate during a Plan Year shall only include Compensation while the Employee is an Eligible Employee.
II.
This Amendment shall supersede the provisions of the Plan, as previously amended, to the extent those provisions are inconsistent with the provisions of this Amendment.

III.
Capitalized terms used in this Amendment shall have the same meaning as when used in the Plan unless otherwise specifically provided herein.
IV.
This Amendment shall be effective as of January 1, 2017.
V.
Except as amended herein, the Origin Bancorp, Inc. Employee Stock Ownership Plan and Trust Agreement, as previously amended, shall remain unchanged.
IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.

ORIGIN BANCORP, INC.

By:	/s/ Zach L. Wasson
Title:	EVP/CFO

EMPLOYER

ARGENT TRUST COMPANY

By:	/s/ Gary A. Moore
Title:	President

TRUSTEE